UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SEMI-ANNUAL SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
 INVESTMENT COMPANIES
Investment Company Act file number 811-21410
The Weitz Funds
  (Exact name of registrant as specified in charter)
Suite 200
1125 South 103 Street
Omaha, NE 68124-1071
 (Address of principal executive offices) (Zip code)
Weitz Investment Management, Inc.
The Weitz Funds
Suite 200
1125 South 103 Street
Omaha, NE 68124-1071
 (Name and address of agent for service)
Registrant’s telephone number, including area code: 1-402-391-1980
Date of fiscal year end: March 31
Date of reporting period: September 30, 2016
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

Weitz | FUNDS

FALL 2016

Semi-Annual Report

September 30, 2016

THE WEITZ PHILOSOPHY
Value investing the Weitz Way.
There are no shortcuts in value investing. At Weitz, we dig. And dig some more. We look at hundreds of investment ideas. Our goal: find strong, well-managed but undervalued companies and bonds that offer reasonable risk-adjusted returns. It's no easy task. We do the due diligence. Analyze. Ask tough questions and get the answers. We wait for the right opportunity. Then and only then do we invest your money. Welcome to the Weitz Way.
We're in it with you:
Our employees have the majority of their investable assets in our mutual funds. This alignment of goals allows us to guarantee that we're treating clients' money as if it were our own.
We focus on what we know:
Each of our analysts is a generalist with ever-growing, defined circles of competence. They can spot opportunities anywhere and bring them to the team for consideration.
We think for ourselves:
Our philosophy of independent thinking and high-conviction portfolios enables us to take advantage of value-priced equities and bonds that offer reasonable risk-adjusted returns.
Today we are responsible for approximately $5 billion in investments for our shareholders – individuals, corporations, pension plans, foundations and endowments. And our commitment remains the same: to put our clients first. Always. We do so through our expertise, our flexibility, and our drive to uncover investments that can help them preserve and grow wealth.
                 Wally Weitz, CFA
President, Portfolio Manager
2 | Q3 2016 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM
TABLE OF CONTENTS

Value Matters	4

Performance Summary	7

Analyst Corner	8

Value Fund	10

Partners Value Fund	12

Partners III Opportunity Fund	14

Research Fund	16

Hickory Fund	18

Balanced Fund	20

Core Plus Income Fund	22

Short-Intermediate Income Fund	25

Nebraska Tax-Free Income Fund	28

Government Money Market Fund	30

Schedule of Investments	31

Financial Statements	48

Notes to Financial Statements	58

Actual and Hypothetical Expenses for Comparison Purposes	68

Other Information	69

Index Descriptions	74

The management of Weitz Funds has chosen paper for the 76 page report from a paper manufacturer certified under the Sustainable Forestry Initiative ® standard.
Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this report are not recommendations to purchase or sell any particular security. Current and future portfolio holdings are subject to risk. See the Schedules of Investments included in this report for the percent of assets in each of the Funds invested in particular industries or sectors.
3 | Q3 2016 SEMI-ANNUAL REPORT | UNAUDITED

VALUE MATTERS
October 10, 2016

Dear Fellow Investor,
The third quarter of 2016 was a good one for our stock funds. In a relatively lackluster year for the stock market, each showed gains for the quarter and all are up year to date. All but one of our bond funds also showed gains in the quarter and all have earned strong returns during the first nine months of the year. The table following this letter shows returns for all of our funds over various time frames. As usual, we suggest that the longer measuring periods are more meaningful.
Market Commentary
The economic news remains "okay" in the U.S., "subdued" in Europe, and decidedly "mixed" in China and emerging markets. Our companies continue to register moderate to strong earnings growth, though a strong dollar, pockets of weakness in global markets, and political uncertainty at home and abroad cloud the outlook.
Domestic fiscal stimulus continues to be held hostage by congressional gridlock, but the Fed remains extraordinarily accommodative. Investors and the financial press are fixated on when the Fed will raise short-term interest rates, but the more important questions relate to the longer-term outlook for economic growth and inflation.
In our opinion, the "trillion dollar question" is whether a huge increase in the domestic money supply (printing nearly $4 trillion new dollars and injecting them into the bond market) will result in stimulation of the economy and/or cause inflation. Economic theory that we studied in school and experience over the past fifty years suggests that both the inflation rate and interest rates will eventually find their way to higher levels.
The Arithmetic of Changes in Yields
We do not necessarily expect a repeat of the 1970s, when inflation seemed unstoppable and Fed President Paul Volker engineered 20% short-term interest rates. However, it seems likely that investors have lost sight of the risks of even small increases in bond and dividend yields. If the yield on a 10-year bond goes from 2% to 4%, its price drops by 16.4%. If the yield on a 30-year bond goes from 4% to 6%, its price drops by 27.7%. Turning to stocks, if the amount of a company's dividend stays the same, the stock price must fall by 25% for the yield to rise from 3% to 4%.
Yield changes do not happen instantaneously, and there are many factors affecting securities prices. But, the sharp market drops that have occurred in response to hints or rumors of Fed moves to raise short-term rates by a mere 0.25% should remind us that when rates finally do start rising, we should expect considerable volatility.
We believe we can earn positive returns on stocks if we buy them at reasonable prices and their business values grow. Even bond portfolios can survive rising rates if we keep our duration low and own bonds of issuers with stable or improving credit ratings. We think our stocks and bonds fit these criteria, and we feel comfortable with their long-term prospects. However, when valuations are high (e.g., high price to earnings ratios for stocks or abnormally low yields for bonds), the odds of success shift against us. If we buy the stock of companies that are not growing and that earn poor returns on capital just because they yield more than the 10-year Treasury note, our results are likely to be subpar.
Our Game Plan
In a generally expensive market, stocks paying high dividends and those with reliable earnings growth have been especially popular. As investors have paid up for yield and growth, these stocks have attracted momentum traders who like to buy whatever is "working." We have resisted the temptation to buy these stocks even though our prudence has cost us some relative performance.
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We do not know when "reality" will return to the bond market and interest rates or when stock investors may have second thoughts about valuation levels. So, we do not take extreme positions or try to "time" the market. Even if we were inclined to try, we would have to make both good sales and good re-entry purchases. Transaction costs and taxes further penalize those who seek to sidestep volatility. However, we hold significant cash reserves (in the neighborhood of 20% in most of our stock funds) to be prepared to take advantage of market dips. The stocks we do hold are those of companies we think are well positioned to continue to grow and to take advantage of any market dislocations that may arise. We have discussed many of our holdings in past letters, and we continue to have confidence in their managements and their business models.
Superior long-term investment records tend to be built from extended periods of unremarkable returns, punctuated by sharp corrections and occasional streaks of strong gains.
The trick is to boldly take advantage of the rare, great buying opportunities and to not "give back" the profits by taking unnecessary risks when the odds are unfavorable.
We believe we are still in an extended period of high valuations when caution is the order of the day. We appreciate the patience of our investors as we make our way through this very unusual period of government-manipulated securities markets.
Sincerely,

Wally Weitz	Brad Hinton
wally@weitzinvestments.com	brad@weitzinvestments.com

5 | Q3 2016 SEMI-ANNUAL REPORT | UNAUDITED

DISCLOSURES
These performance numbers reflect the deduction of annual operating expenses which as stated in the most recent prospectus, and expressed as a percentage of each Fund's or Class's net assets, are: Value – Investor Class, 1.23%; Value – Institutional Class, 1.08% (gross); Partners Value – Investor Class, 1.26%; Partners Value –Institutional Class, 1.07% (gross); Partners III Opportunity – Investor Class, 2.33%; Partners III Opportunity – Institutional Class – 1.95%; Research, 1.64% (gross); Hickory, 1.24%; Balanced, 1.11%; Core Plus Income – Investor Class, 2.36% (gross); Core Plus Income – Institutional Class, 1.38% (gross); Short-Intermediate Income – Investor Class, 0.92% (gross); Short-Intermediate Income – Institutional Class, 0.63%; and Nebraska Tax-Free Income, 0.78%. The returns assume reinvestment of dividends and redemption at the end of each period. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements. Past performance does not guarantee future results. The investment return and the principal value of an investment in any of the Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end may be obtained at www.weitzinvestments.com/funds_and_performance/ fund_performance.fs. Index performance is hypothetical and is shown for illustrative purposes only. See page 74 for a description of all indices.
(a) On the last business day of 1993, 2005, 2006 and 2010, the Partners Value, Partners III Opportunity, Nebraska Tax-Free Income and Research Funds (the "Funds") succeeded to substantially all of the assets of Weitz Partners II Limited Partnership, Weitz Partners III Limited Partnership, Weitz Income Partners Limited Partnership and Weitz Research Fund L.P. (the"Partnerships"), respectively. The investment objectives, policies and restrictions of the Funds are materially equivalent to those of their respective Partnership and the Partnerships were managed at all times with full investment authority by the investment adviser. The performance information includes performance for the Partnerships. The Partnerships were not registered under the Investment Company Act of 1940 and, therefore, were not subject to certain investment or other restrictions or requirements imposed by the 1940 Act or the Internal Revenue Code. If the Partnerships had been registered under the 1940 Act, the Partnerships' performance might have been adversely affected.
(b) Institutional Class shares of the Value and Partners Value Funds became available for sale on July 31, 2014. For performance prior to that date, these tables include the actual performance of each Fund's Investor Class (and use the actual expenses of each Fund's Investor Class) without adjustment. For any such period of time, the performance of each Fund's Institutional Class would have been similar to the performance of each Fund's Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses. The investment adviser has agreed in writing to limit the total annual fund operating expenses of the Investor and Institutional Class shares (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to 1.30% and 0.99%, respectively, of each Class's average daily net assets through July 31, 2017.
(c) Investor Class shares of the Partners III Opportunity and Short-Intermediate Income Funds became available for sale on August 1, 2011. For performance prior to that date, these tables include the actual performance of each Fund's Institutional Class (and use the actual expenses of each Fund's Institutional Class) without adjustment. For any such period of time, the performance of each Fund's Investor Class would have been similar to the performance of each Fund's Institutional Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses. The investment adviser has agreed in writing to limit the total annual fund operating expenses of the Short-Intermediate Income Fund – Investor Class shares (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to 0.85% of the Class's average daily net assets through July 31, 2017.
(d) Starting January 1, 2011, these tables reflect the deduction of the Research Fund's actual operating expenses. For periods of time prior to January 1, 2011, these tables reflect the deduction of annual pro forma operating expenses of 1.50%. Annual operating expenses for the Research Fund, as stated in the Research Fund's Prospectus, are 1.64% (gross) and 0.92% (net) of the Fund's net assets. The investment adviser has agreed, in writing, to limit the total annual fund operating expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to 0.90% of the Fund's average daily net assets through July 31, 2017.
(e) The investment adviser has agreed in writing to limit the total annual fund operating expenses of the Core Plus Income Fund's Investor and Institutional Class shares (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to 0.85% and 0.65%, respectively, of each Class's average daily net assets through July 31, 2017.
(f) Since inception performance for the Russell 1000 Value, Bloomberg Barclays Intermediate U.S. Government/Credit and CPI +1% is from May 31, 1986; December 31, 1988; and December 31, 1988, respectively. The inception date of the Bloomberg Barclays 5-Year Municipal Bond was January 29, 1988.
6 | Q3 2016 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM
PERFORMANCE SUMMARY
		Annualized
						Since Invest-
						ment Style
	Inception	Since				Inception
Fund Name	Date	Inception	30-year	20-year	10-year	(6/30/08)	5-year	1-year	YTD	Quarter
Value(b)	5/09/86
Investor		10.09%	10.12%	8.93%	4.23%	7.97%	12.07%	2.56%	1.66%	2.43%
Institutional		10.10	10.14	8.95	4.27	8.02	12.17	2.76	1.84	2.50
Russell 1000		10.02	10.24	8.07	7.40	8.97	16.41	14.93	7.92	4.03
Russell 1000 Value(f)		10.13	10.30	8.49	5.85	8.05	16.15	16.20	10.00	3.48
Partners Value(a)(b)	6/01/83
Investor		11.87	10.77	9.56	5.35	—	12.04	3.89	4.45	3.76
Institutional		11.88	10.79	9.59	5.39	—	12.14	4.10	4.62	3.82
Partners III
Opportunity(a)(c)	6/01/83
Investor		12.46	11.62	10.59	6.57	—	10.85	4.07	4.34	3.90
Institutional		12.52	11.68	10.68	6.75	—	11.22	4.52	4.72	4.06
Research(a)(d)	4/01/05	7.09	—	—	6.79	—	11.40	8.81	7.56	4.23
Russell 3000		—	10.14	8.03	7.37	—	16.36	14.96	8.18	4.40
Russell 3000 Value		—	10.30	8.54	5.84	—	16.09	16.38	10.40	3.87
Hickory	4/01/93	9.81	—	8.75	5.41	9.60	11.93	11.14	8.58	4.45
Russell 2500		10.25	—	9.43	7.95	9.53	16.30	14.44	10.80	6.56
Russell 2500 Value		10.76	—	10.30	6.92	9.44	16.29	17.68	14.51	6.18
S&P 500		—	10.21	7.91	7.24	8.94	16.37	15.43	7.84	3.85
Balanced	10/01/03	5.27	—	—	4.47	—	8.23	6.90	4.13	0.75
Blended Index		6.78	—	—	6.31	—	10.76	10.72	6.50	2.37
Core Plus Income(e)	7/31/14
Investor		4.39	—	—	—	—	—	6.82	8.59	0.89
Institutional		4.60	—	—	—	—	—	7.04	8.75	0.94
U.S. Aggregate Bond		3.94	—	—	—	—	—	5.19	5.80	0.46
Short-Intermediate
Income(c)	12/23/88
Investor		5.31	—	4.55	3.64	—	2.01	2.94	3.51	0.48
Institutional		5.35	—	4.61	3.76	—	2.23	3.19	3.61	0.53
Intermediate U.S. Govt/Credit(f)		6.02	—	5.06	4.17	—	2.45	3.52	4.24	0.16
CPI + 1%(f)		3.56	—	3.17	2.77	—	2.27	2.48	2.84	0.41
Nebraska Tax-
Free Income(a)	10/01/85	4.79	—	3.76	2.71	—	1.56	1.06	0.88	(0.26)
5-Year Municipal Bond(f)		—	—	4.46	4.08	—	2.63	2.98	2.30	(0.02)
7 | Q3 2016 SEMI-ANNUAL REPORT | UNAUDITED

ANALYST CORNER
A Perspective on Murphy USA
By Dan Walker, CFA

Murphy USA is the largest stand-alone fuel retailer in the United States. The majority of its stores are located adjacent to a Wal-Mart, and they pursue a low-cost, high-volume model.
A Misunderstood Model
Over the last few decades, the convenience store industry has evolved from sellers of fuel to sellers of food. What began when an enterprising attendant sold his first pack of chewing gum has grown into stores with thousands of items, selling everything from lattes to pizza. As Americans increasingly purchase their calories in the most convenient setting, the industry has consistently grown non-fuel sales for decades. The attraction of this model is easy to understand, as margins on food are not only higher than fuel but also less volatile.
Murphy USA has a different model. They cater to a price-sensitive customer who values affordable fuel. By offering what is often the lowest price in the market, they sell four times as much fuel per location as a typical convenience store. Consequently, they turn their fuel more frequently, which allows them to exploit price changes faster than their peers. Because of Murphy's buying power (more than four billion gallons a year) and sourcing infrastructure (pipeline access, terminals and distribution), they have a low-cost advantage. They also keep costs low by operating primarily in 200 square foot kiosks, which allows them to underprice competition even further.
Many investors shun fuel earnings because they are volatile, and investors fear rapid improvements in fuel economy. Many will point to CAFE (Corporate Average Fuel Economy) standards which mandate 54.5 mpg by 2025. Whether automakers will be able to close the gap from today's 21 mpg remains to be seen, but because these regulations only apply to current year production (and the average car is 11.5 years old), we suspect fuel demand will last longer than many expect.
Another point of contention is Murphy's cooperation with Wal-Mart. Almost all of Murphy's stores are located on or adjacent to a Wal-Mart parking lot. While many view this customer concentration as a risk, we view it as a strategic advantage. If you want access to price-sensitive customers in large numbers, it's hard to imagine a better footprint. While the relationship with Wal-Mart has had its ups and downs, it's important to note that every other hyper-market (those who operate a low-cost, high-volume model, like Costco, Kroger and Safeway) is owned by its grocery parent. They use them strategically to drive traffic and incent purchases within the store. Thus, while the relationship with Wal-Mart isn't perfect, we do view it as strategically aligned.
Lastly, Murphy makes a sizeable portion of its earnings from selling environmental credits (called RINs or Renewable Identification Numbers) to refiners. Part of the EPA's Renewable Fuel Standard mandates increasing usage of renewable fuels. Because many engines aren't capable of handling ethanol blends greater than 10%, the mandate requires more renewable fuel than is currently possible (and is slated to increase). The result has been increased demand for these credits, driving up prices. While investors are right to question the sustainability of these earnings, management has been transparent about their impact and used the temporary windfall to repurchase shares at attractive prices. We believe investors shouldn't reward them for these one-time earnings, but neither should they punish them.
The Evolving Landscape
Many fuel retailers were once owned by integrated oil companies who also owned refineries. Historically, they saw their retail operations simply as a home for gallons. Because they made money producing the oil (upstream), moving the oil (midstream) and refining the oil (downstream), by the time it was gasoline, they were just happy to be rid of it. Consequently, fuel margins were somewhat an afterthought. Since then, not only have refineries split from oil companies, but fuel retailers have split from refiners. Thus, they are now incented to optimize volume, profit and traffic. We believe this has structurally increased fuel margins in the industry, which has disproportionately benefited Murphy USA.
Secondly, a host of rising costs are increasing the value of Murphy's franchise. Because competitors want to sell as much in-store merchandise as possible, they've begun building larger and larger stores, often in excess of 5,000 square feet. These larger stores have the effect of increasing the break-even price they must charge for their fuel, which provides a price umbrella for Murphy to undercut their big box peers while still earning attractive returns. Add higher credit card interchange fees, state minimum wages and overtime exemption changes, and Murphy's low-cost model becomes even more pronounced.
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WEITZINVESTMENTS.COM
Lastly, low oil prices and deflation are a positive for Murphy. When oil began its descent from over $100 to $26, the price of gasoline fell too. There's a saying in the industry that gas prices go up like a rocket but down like a feather. Should prices rise, Murphy is quick to raise prices to not sell at a loss. When prices fall, they take their time, capturing high prices on lower-cost inventory. Low fuel costs have the added benefit of incenting more driving as well as freeing up wallet-share for more discretionary purchases in-store. While Murphy has the lowest merchandise contribution among its peers, a host of initiatives have allowed them to show rapid improvement in this metric.
Strong Capital Allocators
Murphy USA was spun out from an integrated oil company, Murphy Oil, in 2013. Since then, it has been led by Andrew Clyde, a 20-year industry veteran. As the only stand-alone hyper-market in the industry, the investing public was slow to grasp the attractiveness of the model. Since going public, Clyde has sold two ethanol plants and a pipeline at very attractive prices. He's refinanced debt and repurchased almost $500 million of stock. He's maintained a land-bank of both Wal-Mart and off-pad sites that allow for future store growth. And he's lowered fuel break-evens by tightly managing costs while expanding Murphy's merchandise sales.
But perhaps the least appreciated aspect of the model is its capital-light nature. While capital expenditures have been high in recent years due to a host of initiatives (investing in assets prior to sale, new store builds, stand-alone public company costs), 200 square foot kiosks require very little investment. This will free up even more capital for returns to shareholders, and we suspect a dividend may not be far behind. Management has retired 17% of its shares outstanding in its first three years as a public company while maintaining a conservatively leveraged balance sheet. We suspect they will continue to do so.
Lastly, strategic optionality could provide additional upside. There have been a host of mergers in the industry (Hess, Susser, Pantry) at very high multiples of EBITDA, perhaps none more pronounced than the recent acquisition of CST by Couche-Tard. While those are different models, focusing on in-store merchandise sales, Murphy USA trades at almost a 50% discount to CST, based on its forecast for 2016 EBITDA. We don't speculate on merger activity, but we feel this provides additional downside protection, especially for a company who is aggressively shrinking its share count.
As of September 30, 2016: Murphy USA Inc. represented 3.2% and 1.2% of the Hickory and Balanced Funds' net assets, respectively. Portfolio composition is subject to change at any time. Current and future portfolio holdings are subject to risk.
Dan Walker, CFA, joined Weitz in July 2015 as a research analyst. Prior to joining the Firm, Dan spent four years as a Research Analyst for Heartland Advisors in Milwaukee, WI. Before his time in the investment management field, Dan worked as a Copy Chief for Bozell in Omaha, NE for nine years focusing on brand strategy and creative execution for companies in various sectors including healthcare and financial services. He was also an Account Manager for Research Systems Corporation in Evansville, IN. Dan graduated from the University of Evansville with a BFA in Creative Writing and received an MBA in Applied Security Analysis from the University of Wisconsin-Madison. Dan is a CFA® charterholder.
9 | Q3 2016 SEMI-ANNUAL REPORT | UNAUDITED

VALUE FUND
Investment Style: Large-Cap Value
Co-Portfolio Managers: Brad Hinton, CFA & Dave Perkins, CFA

Calendar Year-to-Date Contributors
Pioneer Natural Resources is an independent producer of crude oil and natural gas based in Irving, Texas, with operations in the Permian and Eagle Ford basins. Falling domestic crude production, global storage levels and hints of cooperation among several of the world's largest oil producing nations helped lift shares of most oil producers during the quarter. Pioneer boasts a long runway of highly-visible, low-cost reserves and a very clean balance sheet, both of which are uniquely attractive in a "lower for longer" oil price scenario. Recent advancements in the company's drilling and well completion designs present opportunities to further improve returns on capital and drive attractive, peer-leading net asset value per share growth in the coming years. While the Pioneer story remains attractive, we sold some shares at approximately $180 during the third quarter as the stock's discount to our estimate of intrinsic value narrowed.
Liberty Broadband holds a 20% ownership interest (25% aggregate voting power) in Charter Communications. Charter Communications reported quarterly results for the first time since closing on its mergers with Time Warner Cable and Bright House Networks. As such, investors had their first look at the combined entity, even if Charter had only operated these assets for 43 days. Results from the legacy Charter footprint remained strong, and management provided a helpful overview of the combined company as well as their integration and synergy plans. We, and other investors, are excited by the opportunity to run the "Charter playbook" with the newly combined company. Charter shares were also aided by the company's September inclusion into the S&P 500 Index.

Quarterly Contributors
Liberty Global is the largest international cable company, with operations in 14 countries providing video, broadband Internet, fixed-line telephone and mobile services to its customers. As the worst of the Brexit fears began to abate (the United Kingdom represents roughly 38% of Liberty Global's cash flow generation), shares of Liberty Global recovered some of their losses of the prior quarter. Shares also likely benefited from the EU's approval of the previously announced formation of a 50/50 joint venture with Vodafone combining Liberty's strong cable and broadband businesses with Vodafone's mobile offering to create a more competitive "converged" bundle. We remain confident of continued growth for Liberty Global's cable offerings and management's ability to deliver operationally.
Mastercard operates the world's second-largest payment network and one of the best known global brands. During the quarter, shares rose as investors applauded continued payment volume growth and a slightly improved economic global outlook. Mastercard is among the most attractive businesses we own. Its network is well entrenched within the plumbing of payment systems across the globe. The transition from cash to digital forms of payment provide growth opportunities, while the core business produces healthy doses of excess cash flow with modest reinvestment requirements.

New Holdings

Oracle

Calendar Year-to-Date Detractors
Endo International is a specialty healthcare company engaged in developing, manufacturing, marketing and distributing branded pharmaceutical and generic products and medical devices. Endo experienced significantly worse-than-anticipated erosion at Qualitest, its legacy generic drug platform. Simply put, our analysis of the company's competitive positioning in controlled substance generics was wrong. The competitive environment changed quickly, and we were slow to recognize it. After conversations with both management and a couple of the larger drug buying consortiums, we could not gain comfort in the durability of Endo's now lower earnings base. The company's balance sheet and potential legal obligations (liabilities relating to the company's legacy vaginal mesh products) leave less room for error given growth challenges on the branded side of Endo's business. Considering the erosion in our investment thesis, questions about management's ability to identify and navigate risk, and a growing list of unknowns surrounding the business, we elected to close our position in the second calendar quarter and refocus our capital in more attractive opportunities.
QVC Group is owned by Liberty Interactive. QVC is an American television network and multinational corporation specializing in televised and online shopping experiences. Shares of QVC Group fell after management indicated that its U.S. business had experienced significant sales headwinds, which are likely to continue into the next quarter. QVC's U.S. business, which has not seen a sales decline since the Great Recession, appears to be tracking down in the mid to high single-digits, as its fashion business has slowed and a large beauty vendor is dealing with customer complaints on its hair care products. Importantly, we don't view these issues as a sign of the QVC model suddenly being broken. QVC's customer retention and loyalty remain strong, as does viewership of their network. Additionally, the international businesses appear unaffected by the current U.S.-centric slowdown. Although the decline in QVC shares is disappointing, we believe management will take advantage, growing their per share business value by continuing to execute their share repurchase strategy.

Quarterly Detractors
Express Scripts is the largest independent pharmacy benefits manager (PBM) in the United States, helping health benefit providers improve access to (and the affordability of) prescription drugs. As the U.S. election enters its final stages, pharmaceutical manufacturers have shouldered a significant portion of the public's frustration with the growing lack of affordability in healthcare. In recent weeks, several drug companies have attempted to shift the conversation by pointing fingers at PBMs and other "middlemen" as contributing to (as opposed to minimizing) rising prescription drug costs. Express Scripts and its peers provide a necessary and valuable service to plan sponsors, constructing custom plan designs that balance customer desires for access, cost and flexibility. Providing the absolute lowest cost for each drug utilized is not often the sponsor's only (or even primary) goal. Additionally, competitive intensity across the industry is high, with no less than two (and in most cases three) potential PBM models to choose from for managing drug costs. We believe Express Scripts keeps a reasonable amount of the savings it generates for clients (we estimate between 10-15%) and that demand for its services will remain high as cost challenges persist. Express Scripts' shares currently trade at a meaningful discount to our estimate of intrinsic value.
Twenty-First Century Fox is a diversified media and entertainment company. Shares of Fox declined in the wake of the company's fiscal fourth quarter earnings report. The good news was continued strength in distribution revenues earned by its suite of Pay-TV networks around the world as well as a resilient ad market in the U.S. Unfortunately, Fox's international ad revenues slowed considerably due to weakness in Northern Europe and India, rising only 1% in local currency after seven straight quarters of very strong, double-digit growth. Additionally, Fox's three major summer film releases, X-Men: Apocalypse, Ice Age: Collision Course, and Independence Day: Resurgence, all underperformed expectations. Moreover, management de-emphasized share repurchase within their capital allocation plans, preferring to preserve flexibility to either invest in the business organically (e.g., increasing investment in original content at the National Geographic channel) or to make acquisitions. Despite a more challenging international ad market and disappointing box office results, we continue to believe the underlying business is sound.

Eliminated Holdings
LiLAC Group
Please visit the Fund's commentary section on our website for additional information.
10 | Q3 2016 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM

Returns	Annualized
				Since Invest-
	Since			ment Style
	Inception			Inception
	(5/9/1986)	20-year	10-year	(6/30/08)	5-year	3-year	1-year	YTD	Quarter
WVALX - Investor Class	10.09%	8.93%	4.23%	7.97%	12.07%	4.99%	2.56%	1.66%	2.43%
WVAIX - Institutional Class	10.10	8.95	4.27	8.02	12.17	5.14	2.76	1.84	2.50
S&P 500	10.01	7.91	7.24	8.94	16.37	11.16	15.43	7.84	3.85
Russell 1000	10.02	8.07	7.40	8.97	16.41	10.78	14.93	7.92	4.03
Russell 1000 Value	10.13 *	8.49	5.85	8.05	16.15	9.70	16.20	10.00	3.48
Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Value Fund – Investor Class for the period since inception (5/9/86) through September 30, 2016, as compared with the growth of the Standard & Poor's 500, Russell 1000 and Russell 1000 Value Indices during the same period. Index performance is hypothetical and is shown for illustrative purposes only.
*Since 5/31/1986
Capitalization

Top 10 Stock Holdings
% of Net Assets
Berkshire Hathaway Inc. - Class B	6.6
Liberty Broadband Corp. - Series C	6.1
Allergan plc	6.0
Twenty-First Century Fox, Inc. - Class A	5.6
Liberty Global Group - Class C	5.3
Liberty SiriusXM Group - Series C	4.0
Alphabet, Inc. - Class C	3.5
QVC Group - Series A	3.3
Mastercard Inc. - Class A	3.3
Aon plc - Class A	3.2
46.9

Industry Breakdown
% of Net Assets
Consumer Discretionary	28.5
Information Technology	14.0
Health Care	13.4
Financials	11.7
Energy	5.0
Materials	4.7
Industrials	4.4
Consumer Staples	1.6
Cash Equivalents/Other	16.7
100.0

Top Performers		Average
	Return	Weight	Contribution
Liberty Broadband Corp. - Series C	19.1%	5.4%	0.92%
Liberty Global Group - Class C	15.3	5.1	0.74
Mastercard Inc. - Class A	15.8	3.0	0.44
Motorola Solutions, Inc.	16.3	2.5	0.44
Alphabet, Inc. - Class C	12.3	3.3	0.37

Bottom Performers		Average
	Return	Weight	Contribution
QVC Group - Series A	(21.1)%	3.5%	(0.79)%
Twenty-First Century Fox, Inc. - Class A	(9.8)	5.7	(0.57)
Express Scripts Holding Co.	(7.0)	3.2	(0.23)
Range Resources Corp.	(10.1)	1.7	(0.18)
Oracle Corp.	(3.7)	1.9	(0.14)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter. Source: FactSet Portfolio Analytics Return shown is the actual quarterly return of the security or combination of share classes.

Returns assume reinvestment of dividends and redemption at the end of each period, and reflect the deduction of annual operating expenses which as stated in its most recent prospectus are 1.23% and 1.08% (gross) of the Fund's Investor and Institutional Class net assets, respectively. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements. Past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_performance/fund_ performance.fs.
See page 6 for additional performance disclosures. See page 74 for a description of all indices.
Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
11 | Q3 2016 SEMI-ANNUAL REPORT | UNAUDITED

PARTNERS VALUE FUND
Investment Style: Multi-Cap Value
Co-Portfolio Managers: Wally Weitz, CFA & Brad Hinton, CFA

Calendar Year-to-Date Contributors
Range Resources is an independent producer of natural gas and natural gas liquids (NGLs) based in Fort Worth, Texas, with operations in the Marcellus shale and emerging Terryville field. Range's stock cooled some during the third quarter following a strong rebound during the first half of the year. As expected, Range completed its purchase of Memorial Resource Development during mid-September, adding another sizeable low-cost, high-return natural gas asset in northern Louisiana to its prolific Marcellus acreage position. An improved balance sheet and the opportunity to produce significant quantities of natural gas near growing demand centers at rates of return similar to the Marcellus are clear positives from the Memorial transaction. Overall, we believe the backdrop for the most efficient natural gas producers remains favorable in the intermediate term; though weather continues to pose near-term risks, given elevated gas storage levels. We believe Range shares are worth between $48-50 share.
Liberty Broadband holds a 20% ownership interest (25% aggregate voting power) in Charter Communications. Charter Communications reported quarterly results for the first time since closing on its mergers with Time Warner Cable and Bright House Networks. As such, investors had their first look at the combined entity, even if Charter had only operated these assets for 43 days. Results from the legacy Charter footprint remained strong, and management provided a helpful overview of the combined company as well as their integration and synergy plans. We, and other investors, are excited by the opportunity to run the "Charter playbook" with the newly combined company. Charter shares were also aided by the company's September inclusion into the S&P 500 Index.

Quarterly Contributors
Liberty Broadband - Please refer to the Calendar Year-to-Date synopsis.
Liberty Global is the largest international cable company, with operations in 14 countries providing video, broadband Internet, fixed-line telephone and mobile services to its customers. As the worst of the Brexit fears began to abate (the United Kingdom represents roughly 38% of Liberty Global's cash flow generation), shares of Liberty Global recovered some of their losses of the prior quarter. Shares also likely benefited from the EU's approval of the previously announced formation of a 50/50 joint venture with Vodafone combining Liberty's strong cable and broadband businesses with Vodafone's mobile offering to create a more competitive "converged" bundle. We remain confident of continued growth for Liberty Global's cable offerings and management's ability to deliver operationally.
Avon Products is a manufacturer and marketer of beauty and related products. Avon shares responded positively to developments during the quarter, including continued improvement in local currency sales and the identification of $70 million of cost savings in 2016. In addition, the outlook for the Brazilian economy, Avon's single largest market, is slowly improving. Although the stock responded well this quarter to positive developments, the allocation is sized in accordance with the economic headwinds that still persist and the variance of possible outcomes among our estimates of intrinsic value.

New Holdings
No new equity holdings were added in the third quarter 2016.

Calendar Year-to-Date Detractors
Express Scripts is the largest independent pharmacy benefits manager (PBM) in the United States, helping health benefit providers improve access to (and the affordability of) prescription drugs. As the U.S. election enters its final stages, pharmaceutical manufacturers have shouldered a significant portion of the public's frustration with the growing lack of affordability in healthcare. In recent weeks, several drug companies have attempted to shift the conversation by pointing fingers at PBMs and other "middlemen" as contributing to (as opposed to minimizing) rising prescription drug costs. Express Scripts and its peers provide a necessary and valuable service to plan sponsors, constructing custom plan designs that balance customer desires for access, cost and flexibility. Providing the absolute lowest cost for each drug utilized is not often the sponsor's only (or even primary) goal. Additionally, competitive intensity across the industry is high, with no less than two (and in most cases three) potential PBM models to choose from for managing drug costs. We believe Express Scripts keeps a reasonable amount of the savings it generates for clients (we estimate between 10-15%) and that demand for its services will remain high as cost challenges persist. Express Scripts' shares currently trade at a meaningful discount to our estimate of intrinsic value.
QVC Group is owned by Liberty Interactive. QVC is an American television network and multinational corporation specializing in televised and online shopping experiences. Shares of QVC Group fell after management indicated that its U.S. business had experienced significant sales headwinds, which are likely to continue into the next quarter. QVC's U.S. business, which has not seen a sales decline since the Great Recession, appears to be tracking down in the mid to high single-digits, as its fashion business has slowed and a large beauty vendor is dealing with customer complaints on its hair care products. Importantly, we don't view these issues as a sign of the QVC model suddenly being broken. QVC's customer retention and loyalty remain strong, as does viewership of their network. Additionally, the international businesses appear unaffected by the current U.S.-centric slowdown. Although the decline in QVC shares is disappointing, we believe management will take advantage, growing their per share business value by continuing to execute their share repurchase strategy.

Quarterly Detractors
Range Resources - Please refer to the Calendar Year-to-Date synopsis.
QVC Group - Please refer to the Calendar Year-to-Date synopsis.
Twenty-First Century Fox is a diversified media and entertainment company. Shares of Fox declined in the wake of the company's fiscal fourth quarter earnings report. The good news was continued strength in distribution revenues earned by its suite of Pay-TV networks around the world as well as a resilient ad market in the U.S. Unfortunately, Fox's international ad revenues slowed considerably due to weakness in Northern Europe and India, rising only 1% in local currency after seven straight quarters of very strong, double-digit growth. Additionally, Fox's three major summer film releases, X-Men: Apocalypse, Ice Age: Collision Course, and Independence Day: Resurgence, all underperformed expectations. Moreover, management de-emphasized share repurchase within their capital allocation plans, preferring to preserve flexibility to either invest in the business organically (e.g., increasing investment in original content at the National Geographic channel) or to make acquisitions. Despite a more challenging international ad market and disappointing box office results, we continue to believe the underlying business is sound.

Eliminated Holdings
Motorola Solutions and Liberty Media Group
Please visit the Fund's commentary section on our website for additional information.
12 | Q3 2016 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM

Returns	Annualized
	Since
	Inception
	(6/1/1983)	20-year	10-year	5-year	3-year	1-year	YTD	Quarter
WPVLX - Investor Class	11.87%	9.56%	5.35%	12.04%	3.30%	3.89%	4.45%	3.76%
WPVIX - Institutional Class	11.88	9.59	5.39	12.14	3.45	4.10	4.62	3.82
S&P 500	10.76	7.91	7.24	16.37	11.16	15.43	7.84	3.85
Russell 3000	10.54	8.03	7.37	16.36	10.44	14.96	8.18	4.40
Russell 3000 Value	11.06	8.54	5.84	16.09	9.46	16.38	10.40	3.87
Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Partners Value Fund - Investor Class for the period since inception (6/1/83) through September 30, 2016, as compared with the growth of the Standard & Poor's 500, Russell 3000 and Russell 3000 Value Indices during the same period. Index performance is hypothetical and is shown for illustrative purposes only.
Capitalization

Top 10 Stock Holdings
% of Net Assets
Berkshire Hathaway Inc. - Class B	6.9
Liberty Global Group - Class C	6.6
Liberty Broadband Corp. - Series A & C	6.6
Allergan plc	4.5
Liberty SiriusXM Group - Series A & C	4.0
Twenty-First Century Fox, Inc. - Class A	3.6
Laboratory Corp. of America Holdings	3.6
QVC Group - Series A	3.1
Redwood Trust, Inc.	3.1
Texas Instruments, Inc.	2.9
44.9

Industry Breakdown
% of Net Assets
Consumer Discretionary	31.3
Financials	16.8
Information Technology	10.8
Health Care	10.7
Industrials	7.1
Energy	3.3
Consumer Staples	1.5
Cash Equivalents/Other	18.5
100.0

Top Performers		Average
	Return	Weight	Contribution
Liberty Broadband Corp. - Series A & C	18.6%	5.9%	1.02%
Liberty Global Group - Class C	15.3	6.0	0.90
Avon Products, Inc.	49.7	1.4	0.56
Liberty SiriusXM Group - Series A & C	8.3	4.7	0.45
Colfax Corp.	18.8	2.6	0.44

Bottom Performers		Average
	Return	Weight	Contribution
QVC Group - Series A	(21.1)%	3.4%	(0.77)%
Twenty-First Century Fox, Inc. - Class A	(9.8)	3.7	(0.37)
Range Resources Corp.	(10.1)	2.0	(0.22)
Express Scripts Holding Co.	(7.0)	2.8	(0.20)
Wells Fargo & Co.	(5.7)	2.3	(0.16)
Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter. Source: FactSet Portfolio Analytics Return shown is the actual quarterly return of the security or combination of share classes.

Returns assume reinvestment of dividends and redemption at the end of each period, and reflect the deduction of annual operating expenses which as stated in its most recent prospectus are 1.26% and 1.07% (gross) of the Fund's Investor and Institutional Class net assets, respectively. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements. Past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance  data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_performance/fund_ performance.fs.
See page 6 for additional performance disclosures. See page 74 for a description of all indices.
Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
13 | Q3 2016 SEMI-ANNUAL REPORT | UNAUDITED

PARTNERS III OPPORTUNITY FUND
Investment Style: Multi-Cap Alternative
Portfolio Manager: Wally Weitz, CFA

Calendar Year-to-Date Contributors
Liberty Broadband holds a 20% ownership interest (25% aggregate voting power) in Charter Communications. Charter Communications reported quarterly results for the first time since closing on its mergers with Time Warner Cable and Bright House Networks. As such, investors had their first look at the combined entity, even if Charter had only operated these assets for 43 days. Results from the legacy Charter footprint remained strong, and management provided a helpful overview of the combined company as well as their integration and synergy plans. We, and other investors, are excited by the opportunity to run the "Charter playbook" with the newly combined company. Charter shares were also aided by the company's September inclusion into the S&P 500 Index.
Berkshire Hathaway is a conglomerate holding company owning subsidiaries engaged in a number of business activities. Berkshire shares were helped by the closing of the Precision Castparts acquisition in the first calendar quarter, improved operating performance at its Burlington Northern railroad subsidiary and the potential of further capital allocation opportunities. Additionally, Berkshire shares were helped by the diversification of its underlying businesses as well as the appreciation of the publically traded securities it holds. Furthermore, momentum resulting from management's general optimism about the company's long-term prospects continues to excite investors.

Quarterly Contributors
Liberty Broadband - Please refer to the Calendar Year-to-Date synopsis.
Liberty Global - Please refer to the Calendar Year-to-Date synopsis.
Liberty Ventures is a collection of investments, with its primary assets being a 23.5% stake in Liberty Broadband and a 15.8% interest in Expedia. Ventures' shares rose in conjunction with the appreciation of its Liberty Broadband stake (as described above) as well as share price recovery at Expedia as the initial fears over the UK Brexit vote subsided. Looking into the fourth quarter, we anticipate that Ventures will complete the spin-off of Liberty Expedia Holdings prior to year end—a move that we believe will help investors narrow the discount between Liberty Ventures' stock price and the value of its underlying assets.

New Holdings
No new equity holdings were purchased in the third quarter 2016.

Calendar Year-to-Date Detractors
QVC Group is owned by Liberty Interactive. QVC is an American television network and multinational corporation specializing in televised and online shopping experiences. Shares of QVC Group fell after management indicated that its U.S. business had experienced significant sales headwinds, which are likely to continue into the next quarter. QVC's U.S. business, which has not seen a sales decline since the Great Recession, appears to be tracking down in the mid to high single-digits, as its fashion business has slowed and a large beauty vendor is dealing with customer complaints on its hair care products. Importantly, we don't view these issues as a sign of the QVC model suddenly being broken. QVC's customer retention and loyalty remain strong, as does viewership of their network. Additionally, the international businesses appear unaffected by the current U.S.-centric slowdown. Although the decline in QVC shares is disappointing, we believe management will take advantage, growing their per share business value by continuing to execute their share repurchase strategy.
Liberty Global is the largest international cable company, with operations in 14 countries providing video, broadband Internet, fixed-line telephone and mobile services to its customers. Shares of Liberty Global fell early in calendar 2016 after an influential Wall Street analyst downgraded his outlook due to a number of factors, including continued struggles at Liberty's Dutch operation. In an effort to improve results, management announced a 50/50 joint venture with Vodafone, combining Liberty's strong cable and broadband businesses with Vodafone's mobile offering to create a more competitive "converged" bundle. Shares fell again in late-June in the wake of the U.K.'s Brexit vote, though they have partially recovered as the initial Brexit fears have subsided. The Liberty/Vodafone joint venture also hit a significant milestone by securing EU regulatory approval. We remain confident of continued growth for Liberty Global's cable offerings and management's ability to deliver operationally.

Quarterly Detractors
Wells Fargo is a financial services company. The opening of bogus bank and credit card accounts at Wells Fargo was a serious violation of customer trust. Management's pressure on employees to "make the numbers" and their apparent slow response to the problem once it surfaced are serious lapses of judgement and culture. Members of top management are paying a financial price, and some may lose their jobs. The bank may face additional penalties, and the reputational damage is significant. From an investment perspective, though, while the stock will probably be under a cloud for some period of time, we do not expect a permanent impairment of the company's business value. The company's very low- cost deposit base, ubiquitous distribution, ample capital and diverse business lines give us confidence in the durability of Wells Fargo's franchise. The stock trades at less than 12x our earnings estimates, and we continue to own the company at quarter end.
QVC Group - Please refer to the Calendar Year-to-Date synopsis.
LiLAC Group's shares declined after LiLAC reported third quarter results that were below Wall Street's expectations. This was the first quarter since LiLAC closed the acquisition of Cable & Wireless Communications. Outside investors largely overestimated the newly acquired asset's near-term contributions to the combined entity due to different accounting treatments between the two companies and a lack of general information. Missing expectations has created near-term price pressure, but we anticipate that in the coming quarters LiLAC will demonstrate the benefits they saw in this acquisition, beginning with identifying operating synergies for investors.

Eliminated Holdings
Avon Products
Please visit the Fund's commentary section on our website for additional information.
14 | Q3 2016 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM

Returns	Annualized
	Since
	Inception
	(6/1/1983)	20-year	10-year	5-year	3-year	1-year	YTD	Quarter
WPOIX - Investor Class	12.46%	10.59%	6.57%	10.85%	2.17%	4.07%	4.34%	3.90%
WPOPX - Institutional Class	12.52	10.68	6.75	11.22	2.54	4.52	4.72	4.06
S&P 500	10.76	7.91	7.24	16.37	11.16	15.43	7.84	3.85
Russell 3000	10.54	8.03	7.37	16.36	10.44	14.96	8.18	4.40
Russell 3000 Value	11.06	8.54	5.84	16.09	9.46	16.38	10.40	3.87
Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Partners III Opportunity Fund - Institutional Class for the period since inception (6/1/83) through September 30, 2016, as compared with the growth of the Standard & Poor's 500, Russell 3000 and Russell 3000 Value Indices during the same period. Index performance is hypothetical and is shown for illustrative purposes only.
Capitalization

Top 10 Stock Holdings
% of Net Assets
Berkshire Hathaway Inc. - Class B	10.7
Liberty Broadband Corp. - Series A & C	8.8
Liberty Global Group - Class C	7.3
Liberty SiriusXM Group - Series A & C	5.9
Allergan plc	5.4
Mastercard Inc. - Class A	4.5
Redwood Trust, Inc.	4.2
Colfax Corp.	4.2
Liberty Ventures Group - Series A	3.9
Wesco Aircraft Holdings, Inc.	3.8
58.7

Industry Breakdown
% of Net Assets
Consumer Discretionary	39.9
Financials	18.4
Information Technology	13.7
Industrials	11.4
Health Care	11.0
Securities Sold Short	(33.6)
Short Proceeds/Other	39.2
100.0

Top Performers		Average
	Return	Weight	Contribution
Liberty Broadband Corp. - Series A & C	18.6%	8.1%	1.40%
Liberty Global Group - Class C	15.3	6.7	0.97
Liberty Ventures Group - Series A	19.1	3.8	0.68
Colfax Corp.	18.8	3.8	0.67
Mastercard Inc. - Class A	15.8	4.2	0.62

Bottom Performers		Average
	Return	Weight	Contribution
SPDR S&P 500 ETF Trust (short)	3.8%	(22.1)%	(0.83)%
PowerShares QQQ Trust, Series 1 (short)	10.7	(7.2)	(0.73)
QVC Group - Series A	(21.1)	2.5	(0.58)
Ishares Russell 2000 Fund (short)	8.9	(3.8)	(0.34)
LiLAC Group - Class C	(13.7)	1.8	(0.24)
Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter. Source: FactSet Portfolio Analytics Return shown is the actual quarterly return of the security or combination of share classes.

Returns assume reinvestment of dividends and redemption at the end of each period, and reflect the deduction of annual operating expenses which as stated in its most recent prospectus are 2.33% and 1.95% of the Fund's Investor and Institutional Class net assets, respectively. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements. Past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current  performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_performance/fund_performance.fs.
See page 6 for additional performance disclosures. See page 74 for a description of all indices.
Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

15 | Q3 2016 SEMI-ANNUAL REPORT | UNAUDITED

RESEARCH FUND
Investment Style: Multi-Cap Value
Co-Portfolio Managers: Jon Baker, CFA; Barton Hooper, CFA; Dave Perkins, CFA; & Drew Weitz

Calendar Year-to-Date Contributors
Range Resources is an independent producer of natural gas and natural gas liquids (NGLs) based in Fort Worth, Texas, with operations in the Marcellus shale and emerging Terryville field. Range's stock cooled some during the third quarter following a strong rebound during the first half of the year. As expected, Range completed its purchase of Memorial Resource Development during mid-September, adding another sizeable low-cost, high-return natural gas asset in northern Louisiana to its prolific Marcellus acreage position. An improved balance sheet and the opportunity to produce significant quantities of natural gas near growing demand centers at rates of return similar to the Marcellus are clear positives from the Memorial transaction. Overall, we believe the backdrop for the most efficient natural gas producers remains favorable in the intermediate term; though weather continues to pose near-term risks, given elevated gas storage levels. We believe Range shares are worth between $48-50 share.
Liberty Broadband holds a 20% ownership interest (25% aggregate voting power) in Charter Communications. Charter Communications reported quarterly results for the first time since closing on its mergers with Time Warner Cable and Bright House Networks. As such, investors had their first look at the combined entity, even if Charter had only operated these assets for 43 days. Results from the legacy Charter footprint remained strong, and management provided a helpful overview of the combined company as well as their integration and synergy plans. We, and other investors, are excited by the opportunity to run the "Charter playbook" with the newly combined company. Charter shares were also aided by the company's September inclusion into the S&P 500 Index.

Quarterly Contributors
Liberty Broadband - Please refer to the Calendar Year-to-Date synopsis.
Liberty Media Corporation owns interests in a broad range of media, communications and entertainment businesses. Those interests are attributed to three tracking stock groups: Liberty SiriusXM Group, Liberty Braves Group and Liberty Media Group. Shares of Liberty Media jumped after the company announced an agreement to acquire Formula One, the iconic global motorsports business. Through this acquisition Liberty Media owns 100% of Formula One, transitioning Liberty Media from being predominately an investment vehicle to now an operating company. Upon completion of the transaction (expected in the first calendar quarter of 2017), the Liberty Media Group will be renamed the Formula One Group. Investors are excited about the highly-regarded executive and newly appointed Chairman, Chase Carey, and the potential to grow Formula One under Liberty's guidance–greater sponsorship prospects, the potential for new races and venues to grow awareness of the sport, and new opportunities to bring Formula One content to digital platforms.

New Holdings
ACI Worldwide, Visa, Wells Fargo and Zoe's Kitchen

Calendar Year-to-Date Detractors
Express Scripts is the largest independent pharmacy benefits manager (PBM) in the United States, helping health benefit providers improve access to (and the affordability of) prescription drugs. As the U.S. election enters its final stages, pharmaceutical manufacturers have shouldered a significant portion of the public's frustration with the growing lack of affordability in healthcare. In recent weeks, several drug companies have attempted to shift the conversation by pointing fingers at PBMs and other "middlemen" as contributing to (as opposed to minimizing) rising prescription drug costs. Express Scripts and its peers provide a necessary and valuable service to plan sponsors, constructing custom plan designs that balance customer desires for access, cost and flexibility. Providing the absolute lowest cost for each drug utilized is not often the sponsor's only (or even primary) goal. Additionally, competitive intensity across the industry is high, with no less than two (and in most cases three) potential PBM models to choose from for managing drug costs. We believe Express Scripts keeps a reasonable amount of the savings it generates for clients (we estimate between 10-15%) and that demand for its services will remain high as cost challenges persist. Express Scripts' shares currently trade at a meaningful discount to our estimate of intrinsic value.
QVC Group is owned by Liberty Interactive. QVC is an American television network and multinational corporation specializing in televised and online shopping experiences. Shares of QVC Group fell after management indicated that its U.S. business had experienced significant sales headwinds, which are likely to continue into the next quarter. QVC's U.S. business, which has not seen a sales decline since the Great Recession, appears to be tracking down in the mid to high single-digits, as its fashion business has slowed and a large beauty vendor is dealing with customer complaints on its hair care products. Importantly, we don't view these issues as a sign of the QVC model suddenly being broken. QVC's customer retention and loyalty remain strong, as does viewership of their network. Additionally, the international businesses appear unaffected by the current U.S.-centric slowdown. Although the decline in QVC shares is disappointing, we believe management will take advantage, growing their per share business value by continuing to execute their share repurchase strategy.

Quarterly Detractors
Twenty-First Century Fox is a diversified media and entertainment company. Shares of Fox declined in the wake of the company's fiscal fourth quarter earnings report. The good news was continued strength in distribution revenues earned by its suite of Pay-TV networks around the world as well as a resilient ad market in the U.S. Unfortunately, Fox's international ad revenues slowed considerably due to weakness in Northern Europe and India, rising only 1% in local currency after seven straight quarters of very strong, double-digit growth. Additionally, Fox's three major summer film releases, X-Men: Apocalypse, Ice Age: Collision Course, and Independence Day: Resurgence, all underperformed expectations. Moreover, management de-emphasized share repurchase within their capital allocation plans, preferring to preserve flexibility to either invest in the business organically (e.g., increasing investment in original content at the National Geographic channel) or to make acquisitions. Despite a more challenging international ad market and disappointing box office results, we continue to believe the underlying business is sound.
Zoe's Kitchen is a small, growing restaurant concept serving "better for you" Mediterranean cuisine. Worries around weakening U.S. consumer spending and the lack of near-term earnings at Zoe's have combined to cut the stock price in half over the past nine months. We think the next several years of growth can produce outsized, though likely volatile, returns, and we have added to our position on share price declines.

Eliminated Holdings
Liberty Media Group and Pioneer Natural Resources
Please visit the Fund's commentary section on our website for additional information.
16 | Q3 2016 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM

Returns
	Annualized
	Since Inception
	(4/1/2005)	10-year	5-year	3-year	1-year	YTD	Quarter
WRESX	7.09%	6.79%	11.40%	4.98%	8.81%	7.56%	4.23%
S&P 500	7.67	7.24	16.37	11.16	15.43	7.84	3.85
Russell 3000	7.85	7.37	16.36	10.44	14.96	8.18	4.40
Russell 3000 Value	6.83	5.84	16.09	9.46	16.38	10.40	3.87
Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Research Fund for the period since inception (4/1/05) through September 30, 2016, as compared with the growth of the Standard & Poor's 500, Russell 3000 and Russell 3000 Value Indices during the same period. Index performance is hypothetical and is shown for illustrative purposes only.
Capitalization

Top 10 Stock Holdings
% of Net Assets
Allergan plc	7.8
Liberty Broadband Corp. - Series C	6.3
Apple Inc.	4.9
Liberty Global Group - Class C	4.1
National CineMedia, Inc.	3.6
Colfax Corp.	3.4
Old Dominion Freight Line, Inc.	3.3
QVC Group - Series A	3.2
Fossil Group, Inc.	3.1
Twenty-First Century Fox, Inc. - Class A	3.0
42.7

Industry Breakdown
% of Net Assets
Consumer Discretionary	36.0
Information Technology	17.2
Health Care	10.3
Industrials	6.7
Financials	4.6
Energy	2.6
Consumer Staples	1.4
Materials	1.4
Cash Equivalents/Other	19.8
100.0

Top Performers
		Average
	Return	Weight	Contribution
Apple Inc.	18.9%	5.0%	0.86%
Liberty Broadband Corp. - Series C	19.1	5.0	0.80
Liberty Media Group - Series C	48.3	1.3	0.61
Colfax Corp.	18.8	3.3	0.58
Liberty Global Group - Class C	15.3	3.8	0.55

Bottom Performers
		Average
	Return	Weight	Contribution
QVC Group - Series A	(21.1)%	2.8%	(0.49)%
Zoe's Kitchen, Inc.	(38.8)	0.6	(0.39)
Twenty-First Century Fox, Inc. - Class A	(9.8)	3.1	(0.31)
Range Resources Corp.	(10.1)	2.7	(0.30)
Wells Fargo & Co.	(5.7)	1.0	(0.16)
Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter. Source: FactSet Portfolio Analytics Return shown is the actual quarterly return of the security or combination of share classes.

Returns assume reinvestment of dividends and redemption at the end of each period, and, starting January 1, 2011, reflect the deduction of the Fund's annual operating expenses which as stated in its most recent prospectus are 1.64% (gross) of the Fund's net assets. For periods of time prior to January 1, 2011, the performance numbers reflect the deduction of annual pro forma operating expenses of 1.50%. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements. Past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_performance/fund_performance.fs.
See page 6 for additional performance disclosures. See page 74 for a description of all indices.
Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
17 | Q3 2016 SEMI-ANNUAL REPORT | UNAUDITED

HICKORY FUND
Investment Style: Small- to Mid-Cap Value
Co-Portfolio Managers: Wally Weitz, CFA & Drew Weitz

Calendar Year-to-Date Contributors
Liberty Broadband holds a 20% ownership interest (25% aggregate voting power) in Charter Communications. Charter Communications reported quarterly results for the first time since closing on its mergers with Time Warner Cable and Bright House Networks. As such, investors had their first look at the combined entity, even if Charter had only operated these assets for 43 days. Results from the legacy Charter footprint remained strong, and management provided a helpful overview of the combined company as well as their integration and synergy plans. We, and other investors, are excited by the opportunity to run the "Charter playbook" with the newly combined company. Charter shares were also aided by the company's September inclusion into the S&P 500 Index.
Range Resources is an independent producer of natural gas and natural gas liquids (NGLs) based in Fort Worth, Texas, with operations in the Marcellus shale and emerging Terryville field. Range's stock cooled some during the third quarter following a strong rebound during the first half of the year. As expected, Range completed its purchase of Memorial Resource Development during mid-September, adding another sizeable low-cost, high-return natural gas asset in northern Louisiana to its prolific Marcellus acreage position. An improved balance sheet and the opportunity to produce significant quantities of natural gas near growing demand centers at rates of return similar to the Marcellus are clear positives from the Memorial transaction. Overall, we believe the backdrop for the most efficient natural gas producers remains favorable in the intermediate term; though weather continues to pose near-term risks, given elevated gas storage levels. We believe Range shares are worth between $48-50 share.

Quarterly Contributors
Liberty Broadband - Please refer to the Calendar Year-to-Date synopsis.
Liberty Ventures is a collection of investments, with its primary assets being a 23.5% stake in Liberty Broadband and a 15.8% interest in Expedia. Ventures' shares rose in conjunction with the appreciation of its Liberty Broadband stake (as described above) as well as share price recovery at Expedia as the initial fears over the UK Brexit vote subsided. Looking into the fourth quarter, we anticipate that Ventures will complete the spin-off of Liberty Expedia Holdings prior to year end—a move that we believe will help investors narrow the discount between Liberty Ventures' stock price and the value of its underlying assets.
Liberty Media Corporation owns interests in a broad range of media, communications and entertainment businesses. Those interests are attributed to three tracking stock groups: Liberty SiriusXM Group, Liberty Braves Group and Liberty Media Group. Shares of Liberty Media jumped after the company announced an agreement to acquire Formula One, the iconic global motorsports business. Through this acquisition Liberty Media owns 100% of Formula One, transitioning Liberty Media from being predominately an investment vehicle to now an operating company. Upon completion of the transaction (expected in the first calendar quarter of 2017), the Liberty Media Group will be renamed the Formula One Group. Investors are excited about the highly-regarded executive and newly appointed Chairman, Chase Carey, and the potential to grow Formula One under Liberty's guidance–greater sponsorship prospects, the potential for new races and venues to grow awareness of the sport, and new opportunities to bring Formula One content to digital platforms.

New Holdings
No new equity holdings were purchased in the third quarter 2016.

Calendar Year-to-Date Detractors
QVC Group is owned by Liberty Interactive. QVC is an American television network and multinational corporation specializing in televised and online shopping experiences. Shares of QVC Group fell after management indicated that its U.S. business had experienced significant sales headwinds, which are likely to continue into the next quarter. QVC's U.S. business, which has not seen a sales decline since the Great Recession, appears to be tracking down in the mid to high single-digits, as its fashion business has slowed and a large beauty vendor is dealing with customer complaints on its hair care products. Importantly, we don't view these issues as a sign of the QVC model suddenly being broken. QVC's customer retention and loyalty remain strong, as does viewership of their network. Additionally, the international businesses appear unaffected by the current U.S.-centric slowdown. Although the decline in QVC shares is disappointing, we believe management will take advantage, growing their per share business value by continuing to execute their share repurchase strategy.
LiLAC Group is a tracking stock distributed by Liberty Global during the third calendar quarter of 2015 designed to provide an avenue to tap growth opportunities available in Latin America and the Caribbean. In May of 2016, Liberty Global closed its acquisition of Cable & Wireless Communications and attributed the operations to LiLAC Group. The consideration paid included new shares of both the Latin American and European tracking stocks. To compensate the European tracker stockholders, Liberty Global received a 67% intergroup stake in LiLAC. In an effort to remove this complexity and restore the Latin America tracker to full public ownership, Liberty Global announced on June 2 the intergroup stake would be distributed directly to shareholders. Shares were subsequently pressured, as many shareholders either sold short the new LiLAC shares before they were received or sold outright after the distribution. As the selling pressure abated, shares fell again after LiLAC missed earnings expectations in the most recent quarter.

Quarterly Detractors
QVC Group - Please refer to the Calendar Year-to-Date synopsis.
LiLAC Group's shares declined after LiLAC reported third quarter results that were below Wall Street's expectations. This was the first quarter since LiLAC closed the acquisition of Cable & Wireless Communications. Outside investors largely overestimated the newly acquired asset's near-term contributions to the combined entity due to different accounting treatments between the two companies and a lack of general information. Missing expectations has created near-term price pressure, but we anticipate that in the coming quarters LiLAC will demonstrate the benefits they saw in this acquisition, beginning with identifying operating synergies for investors.
National CineMedia operates digital, in-theatre media networks selling advertising and promotions. National CineMedia's shares posted a modestly negative return during the quarter as investors adjusted to a slightly reduced outlook from the company's management team. Although inventory sell-through and pricing remain strong, management indicated that current quarter results were being impacted by advertisers spending more with the Summer Olympics than previously anticipated. Shares were also likely pressured, to some degree, by a slightly disappointing summer box office, with a handful of key titles underperforming expectations. We continue to believe National CineMedia's advertising network provides significant value and opportunity for marketers looking to reach large audiences, particularly with younger demographics.

Eliminated Holdings
Avon Products
Please visit the Fund's commentary section on our website for additional information.
18 | Q3 2016 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM

Returns
	Annualized
				Since
	Since			Investment
	Inception			Style Inception
	(4/1/1993)	20-year	10-year	(6/30/08)	5-year	3-year	1-year	YTD	Quarter
WEHIX	9.81%	8.75%	5.41%	9.60%	11.93%	3.06%	11.14%	8.58%	4.45%
Russell 2500	10.25	9.43	7.95	9.53	16.30	7.77	14.44	10.80	6.56
Russell 2500 Value	10.76	10.30	6.92	9.44	16.29	8.05	17.68	14.51	6.18
S&P 500	9.04	7.91	7.24	8.94	16.37	11.16	15.43	7.84	3.85
Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Hickory Fund for the period since inception (4/1/93) through September 30, 2016, as compared with the growth of the Russell 2500, Russell 2500 Value and Standard & Poor's 500 Indices during the same period. Index performance is hypothetical and is shown for illustrative purposes only.
Capitalization

Top 10 Stock Holdings
% of Net Assets
Liberty Broadband Corp. - Series A & C	6.5
Laboratory Corp. of America Holdings	4.6
Liberty Global Group - Class C	4.2
Allison Transmission Holdings, Inc.	4.0
National CineMedia, Inc.	4.0
Redwood Trust, Inc.	4.0
Liberty SiriusXM Group - Series A & C	3.9
Liberty Ventures Group - Series A	3.8
QVC Group - Series A	3.7
Colfax Corp.	3.5
42.2

Industry Breakdown
% of Net Assets
Consumer Discretionary	40.7
Industrials	13.5
Financials	7.8
Information Technology	6.2
Health Care	4.6
Real Estate	2.6
Telecommunication Services	1.9
Energy	1.1
Cash Equivalents/Other	21.6
100.0

Top Performers
		Average
	Return	Weight	Contribution
Liberty Broadband Corp. - Series A & C	18.6%	6.0%	1.05%
Liberty Media Group - Series A & C	49.0	2.1	0.88
Liberty Ventures Group - Series A	19.1	3.7	0.65
Liberty Global Group - Class C	15.3	3.9	0.55
Colfax Corp.	18.8	3.2	0.55

Bottom Performers
		Average
	Return	Weight	Contribution
QVC Group - Series A	(21.1)%	4.2%	(0.98)%
LiLAC Group - Class C	(13.7)	1.4	(0.20)
National CineMedia, Inc.	(3.5)	4.1	(0.14)
Range Resources Corp.	(10.1)	1.1	(0.13)
Murphy USA Inc.	(3.8)	3.6	(0.11)
Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter. Source: FactSet Portfolio Analytics Return shown is the actual quarterly return of the security or combination of share classes.

Returns assume reinvestment of dividends and redemption at the end of each period, and reflect the deduction of the Fund's annual operating expenses which as stated in its most recent prospectus are 1.24% of the Fund's net assets. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/ or reimbursements. Past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_ performance/fund_performance.fs.
See page 6 for additional performance disclosures. See page 74 for a description of all indices.
Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
19 | Q3 2016 SEMI-ANNUAL REPORT | UNAUDITED

BALANCED FUND
Investment Style: Moderate Allocation
Portfolio Manager: Brad Hinton, CFA

Calendar Year-to-Date Contributors
Redwood Trust invests in mortgage-related and other real estate-related assets, and is engaged in residential and commercial mortgage banking activities. Redwood recently took meaningful steps to right-size its cost and business structure in light of market conditions. After a successful repositioning of the company's mortgage-banking business and associated expense infrastructure, Redwood's leaner and more nimble platform is well positioned to execute longer-term strategic initiatives intended to enhance growth opportunities and future earnings power. We believe Redwood Trust remains competitively advantaged as a residential mortgage credit investor and is well positioned to benefit from potential government-sponsored enterprise (GSE) reform and the eventual revitalization of private-label residential securitization. Trading under book value and generating a dividend yield of nearly 8%, the stock continues to represent a compelling investment value.
Texas Instruments is one of the largest Analog and Embedded Semiconductor manufacturers globally. Texas Instruments designs, makes and sells semiconductors to electronics designers and manufacturers across the world. Analog and embedded content is found in just about every electronic device made, including automobiles. Texas Instruments has continued to benefit from investor recognition of the company's execution, disciplined capital allocation (returning all excess cash to shareowners) and the potential that the market for analog semiconductors has become slightly less cyclical as the industry has matured and consolidated.

Quarterly Contributors
Liberty Global is the largest international cable company, with operations in 14 countries providing video, broadband Internet, fixed-line telephone and mobile services to its customers. As the worst of the Brexit fears began to abate (the United Kingdom represents roughly 38% of Liberty Global's cash flow generation), shares of Liberty Global recovered some of their losses of the prior quarter. Shares also likely benefited from the EU's approval of the previously announced formation of a 50/50 joint venture with Vodafone combining Liberty's strong cable and broadband businesses with Vodafone's mobile offering to create a more competitive "converged" bundle. We remain confident of continued growth for Liberty Global's cable offerings and management's ability to deliver operationally.
Mastercard operates the world's second-largest payment network and one of the best known global brands. During the quarter, shares rose as investors applauded continued payment volume growth and a slightly improved economic global outlook. Mastercard is among the most attractive businesses we own. Its network is well entrenched within the plumbing of payment systems across the globe. The transition from cash to digital forms of payment provide growth opportunities, while the core business produces healthy doses of excess cash flow with modest reinvestment requirements.
Texas Instruments - Please refer to the Calendar Year-to-Date synopsis.

New Equity Holdings
Oracle

Calendar Year-to-Date Detractors
Express Scripts is the largest independent pharmacy benefits manager (PBM) in the United States, helping health benefit providers improve access to (and the affordability of) prescription drugs. As the U.S. election enters its final stages, pharmaceutical manufacturers have shouldered a significant portion of the public's frustration with the growing lack of affordability in healthcare. In recent weeks, several drug companies have attempted to shift the conversation by pointing fingers at PBMs and other "middlemen" as contributing to (as opposed to minimizing) rising prescription drug costs. Express Scripts and its peers provide a necessary and valuable service to plan sponsors, constructing custom plan designs that balance customer desires for access, cost and flexibility. Providing the absolute lowest cost for each drug utilized is not often the sponsor's only (or even primary) goal. Additionally, competitive intensity across the industry is high, with no less than two (and in most cases three) potential PBM models to choose from for managing drug costs. We believe Express Scripts keeps a reasonable amount of the savings it generates for clients (we estimate between 10-15%) and that demand for its services will remain high as cost challenges persist. Express Scripts' shares currently trade at a meaningful discount to our estimate of intrinsic value.
QVC Group is owned by Liberty Interactive. QVC is an American television network and multinational corporation specializing in televised and online shopping experiences. Shares of QVC Group fell after management indicated that its U.S. business had experienced significant sales headwinds, which are likely to continue into the next quarter. QVC's U.S. business, which has not seen a sales decline since the Great Recession, appears to be tracking down in the mid to high single-digits, as its fashion business has slowed and a large beauty vendor is dealing with customer complaints on its hair care products. Importantly, we don't view these issues as a sign of the QVC model suddenly being broken. QVC's customer retention and loyalty remain strong, as does viewership of their network. Additionally, the international businesses appear unaffected by the current U.S.-centric slowdown. Although the decline in QVC shares is disappointing, we believe management will take advantage, growing their per share business value by continuing to execute their share repurchase strategy.

Quarterly Detractors
Express Scripts - Please refer to the Calendar Year-to-Date synopsis.
QVC Group - Please refer to the Calendar Year-to-Date synopsis.
Twenty-First Century Fox is a diversified media and entertainment company. Shares of Fox declined in the wake of the company's fiscal fourth quarter earnings report. The good news was continued strength in distribution revenues earned by its suite of Pay-TV networks around the world as well as a resilient ad market in the U.S. Unfortunately, Fox's international ad revenues slowed considerably due to weakness in Northern Europe and India, rising only 1% in local currency after seven straight quarters of very strong, double-digit growth. Additionally, Fox's three major summer film releases, X-Men: Apocalypse, Ice Age: Collision Course, and Independence Day: Resurgence, all underperformed expectations. Moreover, management de-emphasized share repurchase within their capital allocation plans, preferring to preserve flexibility to either invest in the business organically (e.g., increasing investment in original content at the National Geographic channel) or to make acquisitions. Despite a more challenging international ad market and disappointing box office results, we continue to believe the underlying business is sound.

Eliminated Equity Holdings
Motorola Solutions, Equity Commonwealth, LiLAC Group and National CineMedia
Please visit the Fund's commentary section on our website for additional information.
20 | Q3 2016 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM

Returns
	Annualized
	Since
	Inception
	(10/1/2003)	10-year	5-year	3-year	1-year	YTD	Quarter
WBALX	5.27%	4.47%	8.23%	3.59%	6.90%	4.13%	0.75%
Blended	6.78	6.31	10.76	7.89	10.72	6.50	2.37
S&P 500	8.38	7.24	16.37	11.16	15.43	7.84	3.85
Intermediate
U.S. Govt/Credit	3.79	4.17	2.45	2.80	3.52	4.24	0.16
Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Balanced Fund for the period since inception  (10/1/03) through September 30, 2016, as compared with the growth of the Blended, Standard & Poor's 500 and Bloomberg Barclays Intermediate U.S. Government/Credit Indices during the same period. Index performance is hypothetical and is shown for illustrative purposes only.
Portfolio Make Up
Capitalization (Common Stocks)

Top 10 Stock Holdings
% of Net Assets
Berkshire Hathaway Inc. - Class B	3.2
Laboratory Corp. of America Holdings	3.0
Allergan plc	2.5
Twenty-First Century Fox, Inc. - Class A	2.4
Comcast Corp. - Class A	1.9
Monsanto Co.	1.8
Liberty Global Group - Class C	1.7
Anheuser-Busch InBev SA/NV - Sponsored ADR	1.7
Diageo plc - Sponsored ADR	1.6
Accenture plc - Class A	1.6
21.4

Industry Breakdown
% of Net Assets
Consumer Discretionary	10.2
Information Technology	9.3
Financials	7.2
Health Care	6.7
Materials	4.4
Consumer Staples	3.3
Industrials	1.0
Total Common Stocks	42.1
Cash Equivalents/Other	27.1
U.S. Treasury Notes	18.4
Corporate Bonds	10.0
Mortgage-Backed Securities	2.4
Commercial Mortgage-Backed Securities	0.0
Total Bonds & Cash Equivalents	57.9
100.0

Top Stock Performers
		Average
	Return	Weight	Contribution
Liberty Global Group - Class C	15.3%	1.6%	0.23%
Texas Instruments, Inc.	12.6	1.6	0.21
Mastercard Inc. - Class A	15.8	1.4	0.20
Motorola Solutions, Inc.	16.3	0.6	0.17
Alphabet, Inc. - Class C	12.3	1.5	0.17

Bottom Stock Performers
		Average
	Return	Weight	Contribution
QVC Group - Series A	(21.1)%	1.8%	(0.41)%
Twenty-First Century Fox, Inc. - Class A	(9.8)	2.6	(0.26)
Express Scripts Holding Co.	(7.0)	1.3	(0.09)
Oracle Corp.	(3.7)	1.1	(0.07)
Murphy USA Inc.	(3.8)	1.3	(0.05)
Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter. Source: FactSet Portfolio Analytics Return shown is the actual quarterly return of the security or combination of share classes.

Returns assume reinvestment of dividends and redemption at the end of each period, and reflect the deduction of the Fund's annual operating expenses which as stated in its most recent prospectus are 1.11% of the Fund's net assets. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements. Past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_ performance/fund_performance.fs.
See page 6 for additional performance disclosures. See page 74 for a description of all indices.
Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
21 | Q3 2016 SEMI-ANNUAL REPORT | UNAUDITED

CORE PLUS INCOME FUND
Investment Style: Intermediate Income
Co-Portfolio Managers: Tom Carney, CFA & Nolan Anderson
The Core Plus Income Fund's Institutional Class returned +0.9% in third calendar quarter compared to a +0.5% return for the Bloomberg Barclays U.S. Aggregate Bond Index (Bloomberg Barclays U.S. Agg), our Fund's primary benchmark. For the calendar year to date, the Fund's Institutional Class returned +8.7%, compared to a +5.8% return for the Bloomberg Barclays U.S. Agg. We are pleased to report strong absolute and relative year-to-date investment results despite what continues to be a challenging, low interest rate environment.
As longer-term interest rates rose during the quarter, the Fund was aided by its lower effective duration profile (3.6 years vs. 5.5 years for the Bloomberg Barclays U.S. Agg) and higher credit exposure, particularly high yield, than the Bloomberg Barclays U.S. Agg. Overall portfolio metrics, as measured by average maturity and duration, changed modestly during the quarter. The average maturity of our Fund increased to 5.2 years from 4.2 years, and the average effective duration increased to 3.6 years from 3.5 years. These measures provide a guide to the Fund's interest rate sensitivity. A shorter average maturity and duration reduces the Fund's price sensitivity to changes in interest rates (either up or down). We will remain patient with respect to the Fund's overall interest rate exposure until U.S. Treasuries provide sufficient protection against the risk of inflation or longer-term credit spreads provide satisfactory risk-adjusted returns, warranting extending duration.
As of September 30, our high-yield exposure was 12%, down from 17% at June 30 and 21% as of March 31 (our maximum threshold is 25%). Further reductions in our energy exposure drove the decline. We trimmed our positions in DCP Midstream Partners, Range Resources and Rose Rock Midstream on price strength. Our position in Concho Resources was called away during the quarter. We also experienced positive ratings migration, as our holding of Boardwalk Pipeline Partners was upgraded back to investment grade. Our high-yield exposure continues to be concentrated in primarily higher-quality, shorter-term (average duration of approximately 2.5 years) bonds that we believe have strong asset and liquidity positions.
Portfolio investment remained active during the third quarter. Asset allocation was weighted toward investment grade corporate bonds and securitized products. We initiated new corporate bond positions in Anheuser-Busch InBev and TCP Pipelines, LP and added to our positions in Boston Properties, Equity Commonwealth and Wells Fargo. In securitized products, we added to our subprime automobile asset-backed securities (ABS) issued by DriveTime and Santander Consumer USA and initiated a new position in OneMain Direct Auto. In commercial mortgage-backed securities (CMBS), we invested in the inaugural CMBS securitization issued by Fortress Investment Group. Fortress is a global alternative asset manager, with over $70 billion in assets under management. With the goal of becoming an established issuer in the CMBS market, we believe Fortress structured its first securitization with strong collateral and robust investor protections.
We also established a new investment this quarter in the online marketplace lending sector with the purchase of unsecured consumer loans backed by SoFi Lending Corporation. SoFi is a California based consumer finance company that has established a strong track record in student lending to high-credit quality borrowers. In 2015, the company expanded its product offering to include prime consumer loans. While corporate credit markets may be experiencing late-cycle behavior (illustrated by rising leverage metrics, increasing returns of shareholder capital and a buoyant merger and acquisitions market) U.S. consumer credit remains relatively benign. As a result of low debt service costs (primarily due to historically low interest rates on auto loans and mortgages) and falling gas prices, consumers are saving more and becoming more creditworthy. In fact, according to Goldman Sachs Research, consumer debt-to-disposable income ratios currently sit at a 35-year low.
Although we are generally wary of unsecured lending, we believe the risk in SoFi's consumer loans is mitigated by the high credit quality of the borrowers (e.g., weighted average FICO score of 738, with average income of approximately $140,000). Our senior position in the capital structure, with significant credit support (credit support consists of overcollateralization, subordination of a junior tranche, a cash reserve account and excess spread), provides protection if credit performance is weaker than expected. Importantly, we believe the company has an experienced management team with "skin in the game" (i.e., the company holds originated loans on balance sheet for investment and retains a 5% interest in all securitizations), along with a strong balance sheet with multi-year funding capacity. Our senior notes pay a coupon of approximately 3% and have an estimated weighted average life of approximately two years, which we believe is attractive relative to comparable other A-rated corporate bonds. Importantly, the senior notes amortize monthly, which reduces both our basis and risk of loss. We may continue to allocate more capital to sectors exposed to the U.S. consumer if we can identify acceptable risk-adjusted returns.

Overview
U.S. Treasury yields rose modestly (prices declined) in the third quarter. Reverberations from the British referendum (BREXIT) initially drove demand to the relative safety of government bonds, with the U.S. 10-year yield hitting its year-to-date low of 1.36% at the start of the quarter. Stronger-than-expected economic data, increased expectations for a year-end Fed rate hike, and decisions by the Bank of Japan (BOJ) and the European Central Bank (ECB) to hold off on further stimulus led to moderate increases in U.S. Treasury yields in the quarter. The 5- and 10-year U.S. Treasury yields increased approximately 15 basis points (a basis point represents one one-hundredth of a percentage point), ending the quarter at 1.15% and 1.60%, respectively. The 2-year Treasury yield, a proxy for Fed interest rate policy, increased approximately 20 basis points, ending the quarter at 0.77%.
Corporate bonds and other credit-sensitive securities outperformed Treasuries as spreads (the incremental return investors demand above U.S. Treasuries for owning corporate debt) narrowed. A broad measure of investment-grade corporate bond spreads, compiled by Bank of America Merrill Lynch, fell to 143 basis points as of September 30, down 19 basis points in the quarter.
High-yield bonds, which tend to be most sensitive to changes in investors' future growth expectations and in stock market values, outperformed all other fixed income sectors as they continued to recover from weakness experienced a year ago (principally in the energy sector). A year after one of the worst quarterly performances on record, high-yield bonds have become this year's stars. The Bloomberg Barclays U.S. Corporate High Yield Bond Index appreciated 5.6% in the quarter and is up 15.1% year to date. Within the high-yield segment, an area that looked particularly bleak a year ago, namely energy, has shined. The Bloomberg Barclays High Yield Energy Index appreciated 6.7% in the quarter and is up nearly 30% year to date. Firming commodity prices so far in 2016 have had a salutary effect on investor sentiment on the future prospects of many high-yield energy bond issuers. Companies have also been hard at work addressing cost and capital structures to improve and enhance important credit metrics.
The result was mixed returns for bond investors in the quarter. Ultra-high-quality bonds, like U.S. Treasuries, posted modest declines as yields rose. As mentioned above, corporate bond returns varied widely but benefited from a broad "risk on" position, as income returns were boosted by declining corporate bond spreads.

Top Quarterly Contributors
Non-Convertible Corporate Bonds (40.5% of Fund net assets at 9/30/16) – The Fund's non-convertible corporate bond investments performed well in the quarter, particularly our energy-related investments, which accounted for approximately 65% of Fund performance during the quarter. Key contributors in the investment-grade segment included midstream bonds issued by MPLX, Energy Transfer Partners, Kinder Morgan and Boardwalk Pipeline Partners. Key non-investment grade (high-yield) contributors included midstream bonds issued by SemGroup Corporation, Rose Rock Midstream and DCP Midstream, and exploration & production (E&Ps) company bonds issued by Range Resources, CONSOL Energy and Antero Resources.
As of September 30, our energy-related investments represented approximately 16% of Fund net assets (including 8% high-yield energy exposure). We continue to believe the energy sector is experiencing broad balance sheet repair, but we have not added to our energy holdings, as the market has increasingly discounted improving credit metrics.
Non-Agency Securitized Products (Auto ABS, Consumer ABS, CMBS, RMBS) (23.1% of Fund net assets at 9/30/16) – This segment of our portfolio continues to provide a steady source of income and is performing at or above our expectations with respect to credit performance and average life progression. Our securitized products allocation has grown over the course of the year, with the majority of the growth driven by our increased exposure to subprime auto ABS. Following a robust subprime auto lending environment throughout much of 2014-15, the market weakened in late 2015/early 2016 as a result of increased competitive pressures (and rising loss expectations) and a general pull-back in investor risk appetite. We took advantage of wider credit spreads and improved transaction structures in the new issue market. Our monthly credit surveillance across a wide variety of issuers also allowed us to source attractive investment opportunities in seasoned collateral, where credit is stable or performing better than expected. Since the beginning of the year, our auto ABS exposure has roughly doubled to approximately 15% of Fund assets as of September 30.
22 | Q3 2016 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM
We believe our auto ABS allocation's short duration (approximately one year) and high credit quality (approximately 85% of our holdings are rated A or higher) lowers our risk profile and allows us to recycle capital as new opportunities arise.
Convertible Corporate Debt and Common Stocks (4.3% of Fund net assets at 9/30/16) – Despite representing a small percentage of Fund assets, our equity and convertible corporate investments contributed over 15% of Fund results in the quarter. Appreciation in the shares (up 4.7%) and convertible bonds of Redwood Trust highlights the continued progress the company has made in its operational and financial objectives. After a successful repositioning of the company's mortgage-banking business and associated expense infrastructure, Redwood's leaner and more nimble platform is well positioned to execute longer-term strategic initiatives intended to enhance growth opportunities and future earnings power. The Fund trimmed its investment in Equity Commonwealth (up 3.7%) as the shares continue to approach our estimate of value. The company is in the later stages of its commercial portfolio repositioning efforts.

Top Quarterly Detractors
U.S. Treasury Notes/Bonds (25.6% of Fund net assets at 9/30/16) – Despite the proliferation of negative sovereign debt yields in Europe and Japan, which resulted in capital flight into the U.S. Treasury market, U.S. Treasury yields rose (prices declined) modestly during the quarter. Investors have also taken better U.S. and global economic data as indication that the Fed may hike interest rates at least once during the remainder of 2016. Our Treasury holdings primarily consist of intermediate treasury securities with an average duration of approximately 7.0 years.

Fund Strategy Revisited
Our investments may be wide-ranging, but our analysis is the same. We strive to own only those investments we believe compensate us for the incremental credit risk we assume. Our overall goal is to invest in a portfolio of bonds of varying maturities that we believe represents attractive risk-adjusted returns, taking into consideration the general level of interest rates and the credit quality of each investment.
We continue to resist the temptation to capitulate to the seemingly irresistible pull of the new interest rate mantra of "lower for a lot longer" (maybe forever). Despite a modest increase in rates during the quarter, our lower duration stance has been a significant headwind to relative performance, but we have been aided performance-wise by solid sector and security selection.
We will patiently seek out areas of opportunity (like the securitized products investments highlighted above) and invest one security at a time, relying on a fundamental, research-based investment approach. We remain well positioned to take advantage of any market weakness.
We thank you for your investment and confidence in the Weitz Core Plus Income Fund. We strive to continue to earn it.
23 | Q3 2016 SEMI-ANNUAL REPORT | UNAUDITED

CORE PLUS INCOME FUND (CONTINUED)

Returns
	Annualized
	Since Inception
	(7/31/2014)	1-year	YTD	Quarter
WCPNX - Investor Class	4.39%	6.82%	8.59%	0.89%
WCPBX - Institutional Class	4.60	7.04	8.75	0.94
U.S. Aggregate Bond	3.94	5.19	5.80	0.46

Five Largest Corporate Bond Issuers

Issuer	% of Securities
Berkshire Hathaway	4.5
Equity Commonwealth	3.9
Wells Fargo & Co.	2.9
Redwood Trust, Inc.	2.8
Kinder Morgan, Inc.	2.8

Financial Attributes

Portfolio Summary
Average Maturity	5.2 years
Average Effective Maturity	4.1 years
Average Duration	3.5 years
Average Effective Duration	3.6 years
Average Coupon	3.5%
30-Day SEC Yield - Investor Class	1.71%
30-Day SEC Yield - Institutional Class	1.91%

Maturity Distribution

Maturity Type	% of Securities
Cash Equivalents	3.5
Less than 1 Year	12.7
1 - 3 Years	20.5
3 - 5 Years	26.8
5 - 7 Years	20.7
7 - 10 Years	13.2
10 Years or more	1.1
Common Stocks	1.5
100.0

Credit Quality(a)

Underlying Securities	% of Securities
U.S. Treasury	25.7
U.S. Government Agency Mortgage	0.6
Related Securities(b)
Aaa/AAA	8.3
Aa/AA	6.6
A/A	13.3
Baa/BBB	28.4
Ba/BB	4.0
B/B	3.3
Caa/CCC	1.1
Non-Rated	3.7
Common Stocks	1.5
Cash Equivalents	3.5
100.0
Asset Allocation(c)

(a)
The Fund receives credit quality ratings on underlying securities of the Fund when available from Moody's, Fitch, Kroll and others. The Fund will use one rating for an underlying security if that is all that is provided. Ratings and portfolio credit quality may change over time. The Fund itself has not been rated by an independent rating agency.

(b)
Mortgage related securities issued and guaranteed by government-sponsored entities such as Fannie Mae and Freddie Mac are generally not rated by ratings agencies. Securities which are not rated do not necessarily indicate low quality. Fannie Mae's and Freddie Mac's senior long-term debt are currently rated Aaa and AAA by Moody's and Fitch, respectively.

(c)	Percent of net assets

Returns assume reinvestment of dividends and redemption at the end of each period, and reflect the deduction of annual operating expenses which as stated in its most recent prospectus are 2.36% (gross) and 1.38% (gross) of the Fund's Investor and Institutional Class net assets, respectively. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements. Past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_performance/fund_ performance.fs.
See page 6 for additional performance disclosures. See page 74 for a description of all indices.
Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
24 | Q3 2016 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM
SHORT-INTERMEDIATE INCOME FUND
Investment Style: Short-Intermediate Income
Portfolio Manager: Tom Carney, CFA
The Short-Intermediate Income Fund's Institutional Class returned +0.5% in the third calendar quarter compared to a +0.2% return for the Bloomberg Barclays Intermediate U.S. Government/Credit Index (BIGC), our Fund's primary benchmark. For the calendar year to date, the Fund's Institutional Class returned +3.6% compared to +4.2% for the BIGC. The page following this discussion shows returns for our Fund (after deducting fees and expenses) over various holding periods. It also shows returns for three Bloomberg Barclays U.S. Government/Credit Indices (Intermediate, 1-5 year and 1-3 year) and the CPI + 1% for comparison purposes.

Overview
U.S. Treasury yields rose modestly (prices declined) in the third quarter. Reverberations from the British referendum (BREXIT) initially drove demand to the relative safety of government bonds, with the U.S. 10-year yield hitting its year-to-date low of 1.36% at the start of the quarter. Stronger-than-expected economic data, increased expectations for a year-end Fed rate hike, and decisions by the Bank of Japan (BOJ) and the European Central Bank (ECB) to hold off on further stimulus led to moderate increases in U.S. Treasury yields in the quarter. The 5- and 10-year Treasury yields increased approximately 15 basis points (a basis point represents one one-hundredth of a percentage point), ending the quarter at 1.15% and 1.60%, respectively. The 2-year Treasury yield, a proxy for Fed interest rate policy, increased approximately 20 basis points, ending the quarter at 0.77%.
Corporate bonds and other credit-sensitive securities outperformed Treasuries as spreads (the incremental return investors demand above U.S. Treasuries for owning corporate debt) narrowed. A broad measure of investment-grade corporate bond spreads, compiled by Bank of America Merrill Lynch, fell to 143 basis points as of September 30, down 19 basis points in the quarter.
High-yield bonds, which tend to be most sensitive to changes in investors' future growth expectations and in stock market values, outperformed all other fixed income sectors as they continued to recover from weakness experienced a year ago (principally in the energy sector). A year after one of the worst quarterly performances on record, high-yield bonds have become this year's stars. The Bloomberg Barclays U.S. Corporate High Yield Bond Index appreciated 5.6% in the quarter and is up 15.1% year to date. Within the high-yield segment, an area that looked particularly bleak a year ago, namely energy, has shined. The Bloomberg Barclays High Yield Energy Index appreciated 6.7% in the quarter and is up nearly 30% year to date. Firming commodity prices so far in 2016 have had a salutary effect on investor sentiment on the future prospects of many high-yield energy bond issuers. Companies have also been hard at work addressing cost and capital structures to improve and enhance important credit metrics.
Altogether, the returns were mixed for bond investors in the quarter. Ultra-high-quality bonds, like U.S. Treasuries, posted modest declines as yields rose. As mentioned above, corporate bond returns varied widely but benefited from a broad "risk on" position, as income returns were boosted by declining corporate bond spreads.
The Fund outperformed the BIGC in the quarter. As longer-term interest rates rose during the quarter, the Fund was aided by its lower effective duration profile (2.0 years vs. 4.0 for the BIGC) and higher credit exposure, particularly high yield, than the BIGC. Overall portfolio metrics, as measured by the average maturity and duration changed modestly during the quarter. The average maturity increased to 2.6 years from 2.4 years, and the average effective duration increased to 2.0 years from 2.1 years. These measures provide a guide to the Fund's interest rate sensitivity. A shorter average maturity and duration reduces the Fund's price sensitivity to changes in interest rates (either up or down).
As of September 30, our high-yield exposure was 9.4%, down from roughly 12% at June 30 (our maximum threshold is 15%). Our high-yield exposure continues to be concentrated in primarily higher-quality, shorter-term bonds that we believe have attractive risk/reward profiles. To highlight our preference for higher-quality credits in the current market environment, the vast majority of our non-convertible high-yield corporate bond exposure is allocated to BB or split-rated companies (those rated investment grade by one agency and non-investment grade by at least one other) that we believe have strong asset and liquidity positions.

Top Quarterly Contributors
Non-Convertible Corporate Bonds (43.2% of Fund net assets at 9/30/16) – The vast majority of the Fund's non-convertible corporate investments, concentrated primarily in investment-grade issuers, performed well in the quarter, as declining credit spreads more than offset the modest increase in U.S. Treasury rates (the base rate from which nearly all credit instruments are priced). The Fund's investments in the energy sector, both investment grade (approximately 6%) and non-investment grade (approximately 3%), led the way. Key investment-grade contributors included the bonds issued by Kinder Morgan (Hiland), Energy Transfer Partners (Regency) and Williams Partners (ACMP). Key non-investment grade contributors included the bonds issued by Range Resources, Boardwalk Pipeline Partners, DCP and Rose Rock Midstream Partners.
Common Stocks and Convertible Corporate Debt (5.1% of Fund net assets at 9/30/16) – Despite representing a small percentage of Fund assets, our equity and convertible corporate investments contributed nearly 30% of Fund results in the quarter. Appreciation in the shares (up 4.7%) and convertible bonds of Redwood Trust highlights the continued progress the company has made in its operational and financial objectives. After a successful repositioning of the company's mortgage-banking business and associated expense infrastructure, Redwood's leaner and more nimble platform is well positioned to execute longer-term strategic initiatives intended to enhance growth opportunities and future earnings power. The Fund exited its investment in Equity Commonwealth (up 3.7%) as the shares approached our estimate of value. The company has nearly completed its commercial portfolio repositioning efforts. Our holding period of approximately one year generated a cumulative return of 15.6% and slightly more than $1 million in profit for the Fund. A special kudos is due to teammate Nolan Anderson for identifying this investment opportunity.
Non-Agency Securitized Products (RMBS, CMBS, Auto ABS) (8.0% of Fund net assets at 9/30/16) – This segment of our portfolio continued to perform at or above our expectations during the quarter with respect to credit performance and average life progression, while providing steady income and minimal price volatility. Key contributors in this segment included the non-agency residential mortgage-backed securities (RMBS) issued by JP Morgan Mortgage Trust and Sequoia Mortgage Trust, and also automobile asset-backed securities (auto ABS) issued by Credit Acceptance Auto Loan Trust and AmeriCredit Automobile Receivables Trust.

Top Quarterly Detractors
U.S. Treasury Notes (23.0% of Fund net assets at 9/30/16) – U.S. Treasuries generated modest negative results in the quarter as the seemingly relentless move to lower rates took a pause. The Fund's Treasury holdings primarily consist of shorter-term treasury securities with an average maturity of slightly over two years.

Investment Activity
Portfolio investment remained active during the quarter. Asset allocation was heavily weighted toward corporate bonds, particularly high-grade bonds in the 3- to 5-year maturity range. Examples of purchases include Anheuser-Busch InBev, Wells Fargo and Teva Pharmaceutical Industries. We trimmed select energy-related investments on price strength — namely, Range Resources and Rose Rock Midstream.
Our investments may be wide-ranging, but our analysis is the same. We strive to own only those investments we believe compensate us for the incremental credit risk we assume. Our overall goal is to invest in a portfolio of bonds of varying maturities that we believe represents attractive risk-adjusted returns, taking into consideration the general level of interest rates and the credit quality of each investment. Noteworthy is our Fund's maturity distribution and defensive positioning with respect to interest rates: nearly 65% of the Fund's net assets mature in less than three years, with approximately 20% maturing in less than one year.
25 | Q3 2016 SEMI-ANNUAL REPORT | UNAUDITED

SHORT-INTERMEDIATE INCOME FUND (CONTINUED)

Fund Strategy
Our approach consists primarily of investing in a portfolio of mostly high-quality, short- to intermediate-term bonds with an overall portfolio average maturity of 2 to 5 years, where we believe we can capture most of the "coupon" returns of long-term bonds with materially less interest rate risk. We do not and will not try to mimic any particular index as we construct our portfolio. We select assets for our portfolio one security at a time based on our view of opportunities in the marketplace. Our fixed income research certainly doesn't rely on but often benefits from the work our equity teammates conduct on companies and industries in the course of their due diligence.
We may also invest in other fixed income-related investments that are not considered "investment grade" and in the past these investments have shown favorable risk/ reward characteristics (such as high-yield and convertible bonds, preferred and convertible preferred stock, or high-dividend-paying common stock). These types of investments have generally enhanced our Fund's long-term returns.
Overall, we strive to be adequately compensated for the risks assumed in order to maximize investment (or reinvestment) yield and avoid making interest rate "bets," particularly ones that depend on interest rates going down. We are willing to trade some upside potential in a rapidly falling interest rate environment in exchange for enhanced capital preservation.
26 | Q3 2016 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM

Returns
	Annualized
	Since Inception
	(12/23/1988)		20-year	10-year	5-year	3-year	1-year	YTD	Quarter
WSHNX - Investor Class	5.31%		4.55%	3.64%	2.01%	1.69%	2.94%	3.51%	0.48%
WEFIX - Institutional Class	5.35		4.61	3.76	2.23	1.92	3.19	3.61	0.53
Bloomberg Barclays U.S. Government/Credit
Intermediate	6.02	*	5.06	4.17	2.45	2.80	3.52	4.24	0.16
1-5 Year	5.37	*	4.35	3.26	1.60	1.73	2.06	2.64	0.04
1-3 Year	4.85	*	3.82	2.59	1.05	1.09	1.31	1.68	0.02
CPI + 1%	3.56	*	3.17	2.77	2.27	2.04	2.48	2.84	0.41

* Since 12/31/1988

Five Largest Corporate Bond Issuers

Issuer	% of Securities
JPMorgan Chase	4.0
Redwood Trust, Inc.	3.9
Wells Fargo & Co.	3.1
Berkshire Hathaway	2.5
Markel Corp.	2.4

Financial Attributes

Portfolio Summary
Average Maturity	2.6 years
Average Effective Maturity	2.3 years
Average Duration	2.2 years
Average Effective Duration	2.0 years
Average Coupon	3.1%
30-Day SEC Yield - Investor Class	1.33%
30-Day SEC Yield - Institutional Class	1.56%

Maturity Distribution

Maturity Type	% of Securities
Cash Equivalents	2.3
Less than 1 Year	17.7
1 - 3 Years	44.6
3 - 5 Years	27.3
5 - 7 Years	6.4
7 - 10 Years	0.5
Common Stocks	1.2
100.0

Credit Quality(a)

Underlying Securities	% of Securities
U.S. Treasury	23.1
U.S. Government Agency Mortgage	16.6
Related Securities(b)
Aaa/AAA	5.5
Aa/AA	2.0
A/A	14.6
Baa/BBB	25.3
Ba/BB	2.2
B/B	1.7
Non-Rated	5.5
Common Stocks	1.2
Cash Equivalents	2.3
100.0
Asset Allocation(c)

(a)
The Fund receives credit quality ratings on underlying securities of the Fund when available from Moody's, Fitch, Kroll and others. The Fund will use one rating for an underlying security if that is all that is provided. Ratings and portfolio credit quality may change over time. The Fund itself has not been rated by an independent rating agency.

(b)
Mortgage related securities issued and guaranteed by government-sponsored entities such as Fannie Mae and Freddie Mac are generally not rated by ratings agencies. Securities which are not rated do not necessarily indicate low quality. Fannie Mae's and Freddie Mac's senior long-term debt are currently rated Aaa and AAA by Moody's and Fitch, respectively.

(c)	Percent of net assets

Returns assume reinvestment of dividends and redemption at the end of each period, and reflect the deduction of annual operating expenses which as stated in its most recent prospectus are 0.92% (gross) and 0.63% of the Fund's Investor and Institutional Class net assets, respectively. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements. Past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_performance/fund_ performance.fs.
See page 6 for additional performance disclosures. See page 74 for a description of all indices.
Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
27 | Q3 2016 SEMI-ANNUAL REPORT | UNAUDITED

NEBRASKA TAX-FREE INCOME FUND
Investment Style: Municipal Income
Portfolio Manager: Tom Carney, CFA
The Nebraska Tax-Free Income Fund returned -0.3% in the third calendar quarter compared to a 0.0% return for the Bloomberg Barclays 5-Year Municipal Bond Index, our Fund's primary benchmark. For the calendar year to date, the Fund returned +0.9% compared to +2.3% for our benchmark. Our decision to maintain the Fund's shorter average life and duration metrics is the principal reason for the Fund's year-to-date underperformance. The Fund's 2.6-year effective duration at September 30 is meaningfully less than the benchmark's 4.0-year effective duration.

Commentary and Fund Review
U.S. Treasury yields rose modestly (prices declined) in the third quarter. Reverberations from the British referendum (BREXIT) initially drove demand to the relative safety of government bonds, with the U.S. 10-year yield hitting its year-to-date low of 1.36% at the start of the quarter. Stronger-than-expected economic data, increased expectations for a year-end Fed rate hike, and decisions by the Bank of Japan (BOJ) and the European Central Bank (ECB) to hold off on further stimulus led to moderate increases in U.S. Treasury yields in the quarter. The 5- and 10-year Treasury yields increased approximately 15 basis points (a basis point represents one one-hundredth of a percentage point), ending the quarter at 1.15% and 1.60%, respectively. The 2-year Treasury yield, a proxy for Fed interest rate policy, increased approximately 20 basis points, ending the quarter at 0.77%.
Altogether, the returns were mixed for bond investors in the quarter. Ultra-high-quality bonds, like U.S. Treasuries, posted modest price declines as yields rose.
Municipal bonds largely tracked the performance of U.S. Treasuries in the quarter, as coupon returns were largely offset by (unrealized) price declines from rising interest rates.
Most of our Fund's investments modestly detracted from results during the quarter, as income returns were offset by small (unrealized) capital losses. Portfolio metrics, as measured by average maturity and duration, changed modestly during the quarter. The average maturity increased to 3.8 years from 3.7 years, and average effective duration increased to 2.6 years from 2.1 years. These measures provide a guide to the Fund's interest rate sensitivity. A shorter average maturity and duration reduces the Fund's price sensitivity to changes in interest rates (either up or down).
Overall, asset quality of our portfolio remains high as we continue to focus on security selection and ongoing review of our investments' fiscal position. Approximately 85% of Fund investments are rated A or better by a number of nationally recognized statistical rating organizations (NRSROs), credit rating agencies recognized by the U.S. Securities and Exchange Commission (SEC). Additionally, a sizable number (roughly 23% at quarter end) of Fund investments have been "pre-refunded" by their respective issuers. The proceeds to retire these bonds at a date sometime in the near future has been set aside by the issuers and invested in U.S. government obligations. Due to the nature of the bonds' escrowed payment, pre-refunded municipal bonds are arguably of the highest quality in the municipal marketplace.

Investment Activity
Portfolio investment activity culminated in nearly $5.5 million of investments identified for purchase. Most of the Fund's recent investments have been in bonds maturing beyond 5 years, as the relative value in comparison to ultra-low Treasury rates have been the most compelling. Despite our recent activity in longer-term bonds, the Fund remains distinctly short term from a portfolio perspective, with approximately 73% of Fund assets maturing in less than 5 years. Notable additions in the third calendar quarter included Nebraska-based bonds issued by:
City of Blair, Nebraska Water System
(6- to 14-year Revenue Bonds–subject to AMT)
 Proceeds of the bonds were used to redeem notes issued in 2012 to pay the costs of enlarging, expanding and improving the city of Blair's water system. Blair owns and operates its own water treatment plant, water distribution mains and storage facilities. The water system serves approximately 3,000 customers, the largest of which is Cargill, Incorporated. Cargill, one of the world's largest privately owned businesses, provides food, agriculture, financial and industrial products and services to the world. Cargill and the city of Blair entered into a water service agreement that the city believes will be sufficient to cover the estimated debt service on these and any subsequent bonds that may be issued to finance the water system expansion. Our multi-year investments were entered into with yields to maturity averaging close to 3%, and at a meaningful spread to comparable Treasuries (between 170 and 200%).
Lincoln Nebraska Electric System (12-year Revenue Bonds)
 Proceeds of the bonds were used to redeem bonds issued in 2007 and 2012. Lincoln Electric System (LES) was formed in 1966 when the city of Lincoln purchased the electric properties serving the city from the Consumers Public Power District and combined them with the city's previously owned electric system. LES service area includes the corporate area of the city of Lincoln and an area outside the city's corporate limits, approximately 200 square miles in total. LES has long benefited from the strong economy within its service area and operates one of the nation's most cost effective and fiscally conservative utility. Our 12-year investment was entered into with a yield to maturity in excess of 2%, and at a meaningful spread to comparable Treasuries (greater than 130%).

Fund Strategy
Our investments may be wide-ranging, but our analysis is the same. We strive to own only those investments we believe compensate us for the incremental credit risk we assume. Our overall goal is to invest in a portfolio of bonds of varying maturities that we believe represents attractive risk-adjusted returns, taking into consideration the general level of interest rates and the credit quality of each investment.
We expect to continue to position the Fund defensively relative to interest rate exposure while we patiently seek out areas of opportunity. We will, however, continue to invest one security at a time, relying on a fundamental, research-based investment approach. We are well positioned with cash and other short-term securities to take advantage of any market weakness.
The Fund seeks income that is exempt from federal and Nebraska personal income taxes, but income from the Fund may be subject to federal alternative minimum tax and capital gains taxes.
28 | Q3 2016 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM

Returns
	Annualized
	Since Inception
	(10/01/1985)	20-year	10-year	5-year	3-year	1-year	YTD	Quarter
WNTFX	4.79%	3.76%	2.71%	1.56%	1.67%	1.06%	0.88%	(0.26)%
5-Year Municipal Bond	—	4.46	4.08	2.63	2.93	2.98	2.30	(0.02)

Five Largest Issuers

Issuer	% of Securities
Nebraska Public Power District	10.5
Omaha Public Power District	8.5
Omaha Public Facilities Corp.	5.9
Public Power Generation Agency	4.8
University of Nebraska, University Revenue	4.6

Financial Attributes

Portfolio Summary
Average Maturity	3.8 years
Average Effective Maturity	2.9 years
Average Duration	2.5 years
Average Effective Duration	2.6 years
Average Coupon	3.8%
30-Day SEC Yield	0.68%
Municipals exempt from federal	89.6%
and Nebraska income taxes
Municipals subject to alternative	3.1%
minimum tax

Maturity Distribution

Maturity Type	% of Securities
Cash Equivalents	3.8
Less than 1 Year	23.9
1 - 3 Years	26.7
3 - 5 Years	18.5
5 - 7 Years	8.3
7 - 10 Years	7.8
10 Years or more	11.0
100.0

Credit Quality(a)

Underlying Securities	% of Securities
Aaa/AAA	1.9
Aa/AA	51.6
A/A	31.7
Baa/BBB	2.8
Non-Rated	8.2
Cash Equivalents	3.8
100.0

State Breakdown	% of Net Assets
Nebraska	89.6
Florida	4.7
Iowa	1.3
Illinois	0.6
Texas	0.2
Cash Equivalents/Other	3.6
100.0

Sector Breakdown
% of Net Assets
Power	22.7
Higher Education	7.5
Hospital	7.2
General	6.0
Lease	5.9
Airport/Transportation	4.3
Water/Sewer	4.1
Housing	0.5
Total Revenue	58.2
School District	5.3
City/Subdivision	3.7
Natural Resource District	3.3
County	2.8
Total General Obligation	15.1
Escrow/Pre-Refunded	23.1
Cash Equivalents/Other	3.6
100.0
Asset Allocation(b)

(a)
The Fund receives credit quality ratings on underlying securities of the Fund when available from Moody's, Fitch and others. The Fund will use one rating for an underlying security if that is all that is provided. Ratings and portfolio credit quality may change over time. The Fund itself has not been rated by an independent rating agency.

(b)	Percent of net assets..

Returns assume reinvestment of dividends and redemption at the end of each period, and reflect the deduction of the Fund's annual operating expenses which as stated in its most recent prospectus are 0.78% of the Fund's net assets. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements. Past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_ performance/fund_performance.fs.
See page 6 for additional performance disclosures. See page 74 for a description of all indices.
Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
29 | Q3 2016 SEMI-ANNUAL REPORT | UNAUDITED

GOVERNMENT MONEY MARKET FUND
Investment Style: Money Market
Portfolio Manager: Tom Carney, CFA
The Government Money Market Fund ended the third calendar quarter with a 7-day effective and current yield of 0.17%.
For money market and other ultra-short-term investors, there was no additional relief in the form of higher short-term interest rates in the third quarter. The Federal Open Market Committee (FOMC) of the Federal Reserve opted to leave the overnight federal funds rate (the overnight lending rate between banks, which is controlled by the Federal Reserve) at 0.25%-0.50% after two scheduled meetings in the third quarter. The minutes from the September meeting, however, suggest that monetary policy makers are on a glide path to a December rate increase as domestic economic data has picked up from the first half of the year and job gains have remained solid. Time will naturally tell, but the glacial pace of attempting to raise short-term interest rates may continue in the fourth quarter, barring a significant economic shock.
The federal funds rate affects all investments within the opportunity set of our Fund. We invest in ultra-high-quality, short-term investments (e.g., U.S. Treasury bills and government agency discount notes) that have a weighted average maturity of less than 60 days. As a result, our yield has invariably followed the path dictated by the Federal Reserve's monetary policy, as we frequently reinvest maturing bills and notes in these short-term instruments. As of September 30, 94.7% of our portfolio was invested in U.S. Treasury bills, with the balance in high-quality Wells Fargo money market funds. The average life of our portfolio at September 30 was approximately 55 days. We continue to focus on high credit quality, preservation of capital and maintaining liquidity for our investors.
Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
30 | Q3 2016 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM
VALUE FUND
Schedule of Investments
September 30, 2016
Common Stocks - 83.3%

	% of Net
Consumer Discretionary	Assets	Shares	$ Value
Cable & Satellite	17.5
Liberty Broadband Corp. - Series C*		725,000	51,823,000
Liberty Global Group - Class C* (c)		1,370,000	45,264,800
Liberty SiriusXM Group - Series C*		1,030,000	34,412,300
Comcast Corp. - Class A		275,000	18,243,500

Movies & Entertainment	5.6
Twenty-First Century Fox, Inc. - Class A		1,960,005	47,471,321

Internet & Catalog Retail	3.3
QVC Group - Series A*		1,415,000	28,314,150

Broadcasting	2.1
Discovery Communications, Inc. - Class C*		675,000	17,759,250
	28.5		243,288,321
Information Technology

IT Services	5.7
Mastercard Inc. - Class A		278,000	28,292,060
Accenture plc - Class A(c)		169,000	20,646,730

Internet Software & Services	3.5
Alphabet, Inc. - Class C*		38,563	29,974,634

Software	2.7
Oracle Corp.		585,000	22,978,800

Communications Equipment	2.1
Motorola Solutions, Inc.		230,000	17,544,400
	14.0		119,436,624
Health Care

Health Care Services	6.3
Laboratory Corp. of America Holdings*		200,000	27,496,000
Express Scripts Holding Co.*		380,000	26,801,400

Pharmaceuticals	6.0
Allergan plc* (c)		222,000	51,128,820

Health Care Distributors	1.1
McKesson Corp.		57,000	9,504,750
	13.4		114,930,970
Financials

Diversified Financial Services	6.6
Berkshire Hathaway Inc. - Class B*		390,000	56,343,300

Insurance Brokers	3.2
Aon plc - Class A(c)		245,000	27,560,050

Diversified Banks	1.9
Wells Fargo & Co.		375,000	16,605,000
	11.7		100,508,350

		$ Principal
	% of Net	Amount
Energy	Assets	or Shares	$ Value
Oil & Gas Exploration & Production	4.0
Pioneer Natural Resources Co.		70,000	12,995,500
Range Resources Corp.		325,000	12,593,750
EOG Resources, Inc.		90,000	8,703,900

Oil & Gas Equipment & Services	1.0
Halliburton Co.		200,000	8,976,000
	5.0		43,269,150

Materials

Industrial Gases	2.5
Praxair, Inc.		180,000	21,749,400

Fertilizers & Agricultural Chemicals	2.2
Monsanto Co.		180,000	18,396,000
	4.7		40,145,400

Industrials

Air Freight & Logistics	2.4
United Parcel Service, Inc. - Class B		185,000	20,231,600

Aerospace & Defense	2.0
TransDigm Group, Inc.*		60,000	17,347,200
	4.4		37,578,800
Consumer Staples

Beverages	1.6
Diageo plc - Sponsored ADR(c)		115,000	13,344,600
Total Common Stocks (Cost $486,942,839)			712,502,215

Cash Equivalents - 16.6%

U.S. Treasury Bills, 0.25% to 0.48%,
10/20/16 to 3/23/17(a)		125,000,000	124,864,545

Wells Fargo Advantage Government Money
Market Fund - Select Class 0.34%(b)		16,885,313	16,885,313
Total Cash Equivalents (Cost $141,727,337)			141,749,858
Total Investments in Securities (Cost $628,670,176)			854,252,073
Other Assets less Other Liabilities - 0.1%			729,895
Net Assets - 100%			854,981,968

Net Asset Value Per Share - Investor Class			39.18
Net Asset Value Per Share - Institutional Class			39.36

*	Non-income producing
(a)	Interest rates presented represent the yield to maturity at the date of purchase.
(b)	Rate presented represents the annualized 7-day yield at September 30, 2016.
(c)	Foreign domiciled entity.

The accompanying notes form an integral part of these financial statements.
31 | Q3 2016 SEMI-ANNUAL REPORT | UNAUDITED

PARTNERS VALUE FUND
Schedule of Investments
September 30, 2016
Common Stocks - 81.5%

	% of Net
Consumer Discretionary	Assets	Shares	$ Value
Cable & Satellite	18.1
Liberty Global Group - Class C* (c)		1,550,000	51,212,000
Liberty Broadband Corp.*
Series A		165,000	11,576,400
Series C		550,000	39,314,000
Liberty SiriusXM Group*
Series A		120,000	4,077,600
Series C		800,000	26,728,000
LiLAC Group - Class C* (c)		275,000	7,713,750

Movies & Entertainment	3.6
Twenty-First Century Fox, Inc. - Class A		1,136,925	27,536,324

Internet & Catalog Retail	3.1
QVC Group - Series A*		1,200,000	24,012,000

Hotels, Restaurants & Leisure	2.5
Interval Leisure Group, Inc.		1,125,000	19,316,250

Broadcasting	2.4
Discovery Communications, Inc. - Class C*		700,000	18,417,000

Textiles, Apparel & Luxury Goods	1.6
Fossil Group, Inc.*		450,000	12,496,500
	31.3		242,399,824
Financials

Diversified Financial Services	6.9
Berkshire Hathaway Inc. - Class B*		372,500	53,815,075

Insurance Brokers	4.4
Aon plc - Class A(c)		180,000	20,248,200
Willis Towers Watson plc(c)		103,812	13,783,119

Mortgage REITs	3.1
Redwood Trust, Inc.		1,692,325	23,963,322

Diversified Banks	2.4
Wells Fargo & Co.		415,000	18,376,200
	16.8		130,185,916
Information Technology

Semiconductors &
Semiconductor Equipment	2.9
Texas Instruments, Inc.		320,000	22,457,600

Internet Software & Services	2.8
Alphabet, Inc. - Class C*		28,000	21,764,120

Electronic Equipment,
Instruments & Components	2.1
FLIR Systems, Inc.		525,000	16,495,500

IT Services	1.7
Mastercard, Inc. - Class A		130,000	13,230,100

Software	1.3
Oracle Corp.		248,705	9,769,132
	10.8		83,716,452

		$ Principal
	% of Net	Amount
Health Care	Assets	or Shares	$ Value
Health Care Services	6.2
Laboratory Corp. of America Holdings*		200,000	27,496,000
Express Scripts Holding Co.*		295,000	20,806,350

Pharmaceuticals	4.5
Allergan plc* (c)		150,000	34,546,500
	10.7		82,848,850
Industrials

Machinery	4.5
Colfax Corp.*		700,000	22,001,000
Allison Transmission Holdings, Inc.		450,000	12,906,000

Aerospace & Defense	2.6
TransDigm Group, Inc.*		70,000	20,238,400
	7.1		55,145,400
Energy

Oil & Gas Exploration &
Production	3.3
Range Resources Corp.		375,000	14,531,250
Pioneer Natural Resources Co.		60,000	11,139,000
	3.3		25,670,250
Consumer Staples

Personal Products	1.5
Avon Products, Inc.		2,000,000	11,320,000
Total Common Stocks (Cost $457,496,608)			631,286,692

Cash Equivalents – 18.3%

U.S. Treasury Bills, 0.28% to 0.48%,
10/20/16 to 3/23/17(a)		133,000,000	132,884,485

Wells Fargo Advantage Government Money
Market Fund - Select Class 0.34%(b)		8,715,056	8,715,056
Total Cash Equivalents (Cost $141,587,252)			141,599,541
Total Investments in Securities (Cost $599,083,860)			772,886,233
Other Assets Less Other Liabilities - 0.2%			1,603,921
Net Assets - 100%			774,490,154

Net Asset Value Per Share - Investor Class			28.40
Net Asset Value Per Share - Institutional Class			28.53

*	Non-income producing
(a)	Interest rates presented represent the yield to maturity at the date of purchase.
(b)	Rate presented represents the annualized 7-day yield at September 30, 2016.
(c)	Foreign domiciled entity.
The accompanying notes form an integral part of these financial statements.
32 | Q3 2016 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM
PARTNERS III OPPORTUNITY FUND
Schedule of Investments
September 30, 2016
Common Stocks - 94.4%

	% of Net
Consumer Discretionary	Assets	Shares	$ Value
Cable & Satellite	23.6
Liberty Broadband Corp.* (c)
Series A		135,000	9,471,600
Series C		700,000	50,036,000
Liberty Global Group - Class C* (c) (d)		1,500,000	49,560,000
Liberty SiriusXM Group* (c)
Series A		200,000	6,796,000
Series C		1,000,000	33,410,000
LiLAC Group - Class C* (c) (d)		387,152	10,859,614

Internet & Catalog Retail	6.1
Liberty Ventures Group - Series A* (c)		670,000	26,712,900
QVC Group - Series A* (c)		750,000	15,007,500

Movies & Entertainment	4.7
Twenty-First Century Fox, Inc.
Class A		500,000	12,110,000
Class B		50,000	1,237,000
Liberty Media Group* (c)
Series A		50,000	1,432,500
Series C		350,000	9,849,000
Lions Gate Entertainment Corp.(d)		200,000	3,998,000
Liberty Braves Group* (c)
Series A		20,000	349,000
Series C		140,000	2,433,200

Hotels, Restaurants & Leisure	2.0
Interval Leisure Group, Inc.		800,000	13,736,000

Broadcasting	2.0
Discovery Communications, Inc. - Class C*		500,000	13,155,000

Advertising	1.5
National CineMedia, Inc.		675,000	9,936,000
	39.9		270,089,314
Financials

Diversified Financial Services	10.7
Berkshire Hathaway Inc. - Class B* (c)		500,000	72,235,000

Mortgage REITs	4.2
Redwood Trust, Inc.(c)		2,000,000	28,320,000

Diversified Banks	3.5
Wells Fargo & Co.(c)		550,000	24,354,000
	18.4		124,909,000
Information Technology

Internet Software & Services	4.9
Alphabet, Inc. - Class C* (c)		27,000	20,986,830
XO Group, Inc.*		446,076	8,622,649
CommerceHub, Inc.* (c)
Series A		67,000	1,058,600
Series C		134,000	2,131,940

IT Services	4.5
Mastercard Inc. - Class A(c)		300,000	30,531,000

Semiconductors &
Semiconductor Equipment	3.1
Texas Instruments, Inc.(c)		300,000	21,054,000

Application Software	1.2
Intelligent Systems Corp.* # †		2,270,000	8,285,500
	13.7		92,670,519

		$ Principal
	% of Net	Amount
Industrials	Assets	or Shares	$ Value
Machinery	4.2
Colfax Corp.*		900,000	28,287,000

Transportation Infrastructure	3.8
Wesco Aircraft Holdings, Inc.*		1,900,000	25,517,000

Aerospace & Defense	3.4
TransDigm Group, Inc.* (c)		80,000	23,129,600
	11.4		76,933,600
Health Care

Health Care Services	5.6
Laboratory Corp. of America Holdings* (c)		170,000	23,371,600
Express Scripts Holding Co.* (c)		200,000	14,106,000

Pharmaceuticals	5.4
Allergan plc* (d)		160,000	36,849,600
	11.0		74,327,200

Total Common Stocks (Cost $423,421,520)			638,929,633

Cash Equivalents - 4.7%

U.S. Treasury Bills, 0.28% to 0.48%,
10/20/16 to 3/23/17(a)		22,000,000	21,973,926

Wells Fargo Advantage Government Money
Market Fund - Select Class 0.34%(b)		9,847,356	9,847,356
Total Cash Equivalents (Cost $31,820,121)			31,821,282
Total Investments in Securities (Cost $455,241,641)			670,750,915

Due From Broker(c) - 34.9%			236,637,918
Securities Sold Short - (33.6%)			(227,301,600)
Other Liabilities in Excess of Other Assets - (0.4%)			(2,896,969)
Net Assets - 100%			677,190,264

Net Asset Value Per Share - Investor Class			13.84
Net Asset Value Per Share - Institutional Class			14.11

Securities Sold Short – (33.6%)

Ishares Russell 2000 Fund		200,000	(24,842,000)
PowerShares QQQ Trust, Series 1		430,000	(51,049,600)
SPDR S&P 500 ETF Trust		700,000	(151,410,000)

Total Securities Sold Short (proceeds $212,764,836)			(227,301,600)

*	Non-income producing
†	Controlled affiliate
#	Illiquid and/or restricted security.
(a)	Interest rates presented represent the yield to maturity at the date of purchase.
(b)	Rate presented represents the annualized 7-day yield at September 30, 2016.
(c)	Fully or partially pledged as collateral on securities sold short.
(d)	Foreign domiciled entity.
The accompanying notes form an integral part of these financial statements.
33 | Q3 2016 SEMI-ANNUAL REPORT | UNAUDITED

RESEARCH FUND
Schedule of Investments
September 30, 2016
Common Stocks – 80.2%

	% of Net
Consumer Discretionary	Assets	Shares	$ Value
Cable & Satellite	15.0
Liberty Broadband Corp. - Series C*		24,300	1,736,964
Liberty Global Group - Class C* (b)		34,150	1,128,316
Liberty SiriusXM Group - Series C*		23,050	770,100
Comcast Corp. - Class A		6,500	431,210
LiLAC Group - Class C* (b)		2,202	61,766

Internet & Catalog Retail	4.7
QVC Group - Series A*		44,820	896,848
Amazon.com, Inc.*		500	418,655

Textiles, Apparel & Luxury Goods	4.6
Fossil Group, Inc.*		31,104	863,758
Compagnie Financiere Richemont SA -
Unsponsored ADR(b)		66,000	399,300

Hotels, Restaurants & Leisure	3.8
Interval Leisure Group, Inc.		32,957	565,872
Zoe's Kitchen, Inc.*		22,140	491,287

Advertising	3.6
National CineMedia, Inc.		67,791	997,883

Movies & Entertainment	3.0
Twenty-First Century Fox, Inc. - Class A		33,680	815,730

Broadcasting	1.3
Discovery Communications, Inc. - Class C*		14,000	368,340
	36.0		9,946,029
Information Technology

Technology Hardware,
Storage & Peripherals	4.9
Apple Inc.		11,934	1,349,139

Software	4.7
Oracle Corp.		12,000	471,360
Guidewire Software, Inc.*		7,000	419,860
ACI Worldwide, Inc.*		21,000	406,980

IT Services	3.1
Visa Inc. - Class A		5,200	430,040
Mastercard Inc. - Class A		4,200	427,434

Internet Software & Services	2.8
XO Group, Inc.*		23,807	460,189
Alphabet, Inc. - Class C*		420	326,462

Communications Equipment	1.7
Motorola Solutions, Inc.		6,000	457,680
	17.2		4,749,144
Health Care

Pharmaceuticals	7.8
Allergan plc* (b)		9,312	2,144,647

Health Care Services	2.5
Laboratory Corp. of America Holdings*		2,910	400,067
Express Scripts Holding Co.*		4,160	293,405
	10.3		2,838,119

	% of Net
Industrials	Assets	Shares	$ Value
Machinery	3.4
Colfax Corp.*		29,500	927,185

Road & Rail	3.3
Old Dominion Freight Line, Inc.*		13,480	924,863
	6.7		1,852,048
Financials

Diversified Financial Services	2.8
Berkshire Hathaway Inc. - Class B*		5,370	775,804

Diversified Banks	1.8
Wells Fargo & Co.		10,984	486,371
	4.6		1,262,175
Energy

Oil & Gas Exploration &
Production	2.6
Range Resources Corp.		18,104	701,530

Consumer Staples

Personal Products	1.4
Avon Products, Inc.		70,000	396,200

Materials

Construction Materials	1.4
Summit Materials, Inc. - Class A*		21,000	389,550
Total Common Stocks (Cost $21,285,054)			22,134,795

Cash Equivalents – 19.3%

Wells Fargo Advantage Government Money
Market Fund - Select Class 0.34%(a)		5,337,237	5,337,237
Total Cash Equivalents (Cost $5,337,237)			5,337,237
Total Investments in Securities (Cost $26,622,291)			27,472,032
Other Assets Less Other Liabilities - 0.5%			138,808
Net Assets - 100%			27,610,840

Net Asset Value Per Share			10.10

*	Non-income producing
(a)	Rate presented represents the annualized 7-day yield at September 30, 2016.
(b)	Foreign domiciled entity.
The accompanying notes form an integral part of these financial statements.
34 | Q3 2016 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM
HICKORY FUND
Schedule of Investments
September 30, 2016
Common Stocks – 78.4%

	% of Net
Consumer Discretionary	Assets	Shares	$ Value
Cable & Satellite	15.8
Liberty Broadband Corp.*
Series A		50,000	3,508,000
Series C		210,000	15,010,800
Liberty Global Group - Class C* (c)		360,000	11,894,400
Liberty SiriusXM Group*
Series A		110,000	3,737,800
Series C		220,000	7,350,200
LiLAC Group - Class C* (c)		129,916	3,644,144

Internet & Catalog Retail	7.5
Liberty Ventures Group - Series A*		270,000	10,764,900
QVC Group - Series A*		525,000	10,505,250

Movies & Entertainment	4.9
Liberty Media Group*
Series A		27,500	787,875
Series C		239,700	6,745,158
Lions Gate Entertainment Corp.(c)		250,000	4,997,500
Liberty Braves Group*
Series A		11,000	191,950
Series C		75,000	1,303,500

Advertising	4.0
National CineMedia, Inc.		775,000	11,408,000

Hotels, Restaurants & Leisure	3.5
Interval Leisure Group, Inc.		575,000	9,872,750

Specialty Retail	3.2
Murphy USA Inc.*		130,000	9,276,800

Textiles, Apparel & Luxury Goods	1.8
Fossil Group, Inc.*		185,000	5,137,450
	40.7		116,136,477
Industrials

Machinery	7.5
Allison Transmission Holdings, Inc.		400,000	11,472,000
Colfax Corp.*		315,000	9,900,450

Transportation Infrastructure	3.2
Wesco Aircraft Holdings, Inc.*		670,000	8,998,100

Aerospace & Defense	2.8
TransDigm Group, Inc.*		28,000	8,095,360
	13.5		38,465,910
Financials

Mortgage REITs	4.0
Redwood Trust, Inc.		800,000	11,328,000

Insurance Brokers	3.8
Willis Towers Watson plc(c)		59,000	7,833,430
Brown & Brown, Inc.		80,000	3,016,800
	7.8		22,178,230

		$ Principal
	% of Net	Amount
Information Technology	Assets	or Shares	$ Value
Internet Software & Services	3.5
XO Group, Inc.*		450,000	8,698,500
CommerceHub, Inc.*
Series A		27,000	426,600
Series C		54,000	859,140

Electronic Equipment,
Instruments & Components	2.1
FLIR Systems, Inc.		190,000	5,969,800

Software	0.6
ACI Worldwide, Inc.*		92,696	1,796,448
	6.2		17,750,488
Health Care

Health Care Services	4.6
Laboratory Corp. of America Holdings*		95,000	13,060,600

Real Estate

Equity REITs	2.6
Equity Commonwealth*		250,000	7,555,000

Telecommunication Services

Diversified Telecommunication Services	1.9
LICT Corp.* #		1,005	5,552,625

Energy

Oil & Gas Exploration & Production	1.1
Range Resources Corp.		80,000	3,100,000

Total Common Stocks (Cost $143,763,830)			223,799,330

Cash Equivalents – 21.8%

U.S. Treasury Bills, 0.28% to 0.48%,
10/20/16 to 3/23/17(a)		58,000,000	57,943,500

Wells Fargo Advantage Government Money
Market Fund - Select Class 0.34%(b)		4,206,404	4,206,404
Total Cash Equivalents (Cost $62,144,797)			62,149,904
Total Investments in Securities (Cost $205,908,627)			285,949,234
Other Liabilities in Excess of Other Assets - (0.2%)			(402,397)
Net Assets - 100%			285,546,837

Net Asset Value Per Share			50.22

*	Non-income producing
#	Illiquid and/or restricted security.
(a)	Interest rates presented represent the yield to maturity at the date of purchase.
(b)	Rate presented represents the annualized 7-day yield at September 30, 2016.
(c)	Foreign domiciled entity.

The accompanying notes form an integral part of these financial statements.
35 | Q3 2016 SEMI-ANNUAL REPORT | UNAUDITED

BALANCED FUND
Schedule of Investments
September 30, 2016
Common Stocks – 42.1%

	% of Net
Consumer Discretionary	Assets	Shares	$ Value
Cable & Satellite	3.6
Comcast Corp. - Class A		32,500	2,156,050
Liberty Global Group - Class C* (e)		60,000	1,982,400

Movies & Entertainment	2.4
Twenty-First Century Fox, Inc. - Class A		115,000	2,785,300

Internet & Catalog Retail	1.6
QVC Group - Series A*		90,000	1,800,900

Broadcasting	1.4
Discovery Communications, Inc. - Class C*		60,000	1,578,600

Specialty Retail	1.2
Murphy USA Inc.*		20,000	1,427,200
	10.2		11,730,450

Information Technology

IT Services	3.2
Accenture plc - Class A(e)		15,000	1,832,550
Mastercard Inc. - Class A		18,000	1,831,860

Internet Software & Services	1.6
Alphabet, Inc. - Class C*		2,300	1,787,767

Software	1.5
Oracle Corp.		45,000	1,767,600

Semiconductors &
Semiconductor Equipment	1.5
Texas Instruments, Inc.		25,000	1,754,500

Electronic Equipment,
Instruments & Components	1.5
FLIR Systems, Inc.		55,000	1,728,100
	9.3		10,702,377
Financials

Diversified Financial Services	3.2
Berkshire Hathaway Inc. - Class B*		25,500	3,683,985

Insurance Brokers	2.4
Aon plc - Class A(e)		13,500	1,518,615
Willis Towers Watson plc(e)		9,437	1,252,950

Mortgage REITs	1.6
Redwood Trust, Inc.		125,000	1,770,000
	7.2		8,225,550
Health Care

Health Care Services	4.2
Laboratory Corp. of America Holdings*		25,000	3,437,000
Express Scripts Holding Co.*		20,000	1,410,600

Pharmaceuticals	2.5
Allergan plc* (e)		12,500	2,878,875
	6.7		7,726,475

		$ Principal
	% of Net	Amount
Materials	Assets	or Shares	$ Value
Fertilizers & Agricultural Chemicals	1.8
Monsanto Co.		20,000	2,044,000

Industrial Gases	1.6
Praxair, Inc.		15,000	1,812,450

Metals & Mining	1.0
Compass Minerals International, Inc.		16,000	1,179,200
	4.4		5,035,650

Consumer Staples

Beverages	3.3
Anheuser-Busch InBev SA/NV - Sponsored ADR(e)		15,000	1,971,150
Diageo plc - Sponsored ADR(e)		16,000	1,856,640
	3.3		3,827,790

Industrials

Air Freight & Logistics	1.0
United Parcel Service, Inc. - Class B		10,500	1,148,280

Total Common Stocks (Cost $36,651,496)			48,396,572

Corporate Bonds – 9.1%

American Express Credit Corp. 1.125% 6/05/17		500,000	499,802
Anheuser-Busch InBev Finance Inc. 1.9% 2/01/19		500,000	505,113
Antero Resources Corp. 6.0% 12/01/20		600,000	621,564
Bank of America Corp.
1.7% 8/25/17		500,000	500,855
2.25% 4/21/20		500,000	503,870
Berkshire Hathaway Inc. (Finance Corp.)
1.45% 3/07/18		100,000	100,499
2.0% 8/15/18		500,000	507,316
1.7% 3/15/19		100,000	100,954
4.25% 1/15/21		300,000	332,127
Equity Commonwealth 6.25% 6/15/17		500,000	504,261
JPMorgan Chase & Co. 1.35% 2/15/17		500,000	500,266
Markel Corp.
7.125% 9/30/19		1,014,000	1,154,356
4.9% 7/01/22		400,000	443,754
U.S. Bancorp
2.2% 11/15/16		750,000	750,270
2.35% 1/29/21		1,000,000	1,029,536
Wells Fargo & Co.
1.15% 6/02/17		500,000	499,599
1.4% 9/08/17		500,000	499,918
4.6% 4/01/21		1,250,000	1,380,895
Total Corporate Bonds (Cost $10,245,877)			10,434,955
The accompanying notes form an integral part of these financial statements.
36 | Q3 2016 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM
Corporate Convertible Bonds – 0.9%

	$ Principal
	Amount	$ Value
Redwood Trust, Inc. 5.625% 11/15/19 (Cost $996,697)	1,000,000	1,017,500

Commercial Mortgage-Backed Securities – 0.0%(c)

Oaktree Real Estate Investments/Sabal (ORES)
2014-LV3 CL A — 3.0% 2024 (0.1 years)(d)
(Cost $ 47,090)	47,090	47,090

Mortgage-Backed Securities - 2.4%(c)

Federal Home Loan Mortgage Corporation

Collateralized Mortgage Obligations
3649 CL BW — 4.0% 2025 (2.8 years)	115,304	122,447

Pass-Through Securities
J14649 — 3.5% 2026 (3.0 years)	154,489	163,367
E02948 — 3.5% 2026 (3.0 years)	270,361	286,525
J16663 — 3.5% 2026 (3.1 years)	155,963	164,976
		737,315
Federal National Mortgage Association

Collateralized Mortgage Obligations
2002-91 CL QG — 5.0% 2018 (0.6 years)	26,077	26,549
2003-9 CL DB — 5.0% 2018 (0.6 years)	29,240	29,809

Pass-Through Securities
MA0464 — 3.5% 2020 (1.4 years)	144,844	152,711
AR8198 — 2.5% 2023 (2.4 years)	240,917	249,842
MA1502 — 2.5% 2023 (2.4 years)	208,593	216,321
995755 — 4.5% 2024 (2.5 years)	27,814	29,940
AB1769 — 3.0% 2025 (2.9 years)	145,863	153,998
AB3902 — 3.0% 2026 (3.3 years)	260,759	274,164
AK3264 — 3.0% 2027 (3.4 years)	202,080	212,514
		1,345,848
Government National Mortgage Association

Pass-Through Securities
G2 5255 — 3.0% 2026 (3.3 years)	263,112	277,012

Non-Government Agency

Collateralized Mortgage Obligations
J.P. Morgan Mortgage Trust (JPMMT)
2014-5 CL A1 — 3.0% 2029 (2.8 years)(d)	363,285	377,213
Sequoia Mortgage Trust (SEMT)
2012-1 CL 1A1 — 2.865% 2042 (9.0 years)	78,242	78,970
		456,183

Total Mortgage-Backed Securities (Cost $2,699,445)		2,816,358

U.S. Treasury Notes – 18.4%	$ Principal
	Amount
	or Shares	$ Value
U.S. Treasury Notes
0.875% 11/30/16	2,000,000	2,002,216
0.875% 2/28/17	2,000,000	2,004,326
0.625% 5/31/17	2,000,000	2,000,742
0.625% 8/31/17	2,000,000	1,999,726
0.625% 11/30/17	3,000,000	2,998,185
0.75% 2/28/18	2,000,000	2,000,860
1.0% 5/31/18	2,000,000	2,008,204
1.5% 8/31/18	2,000,000	2,027,382
1.25% 11/30/18	2,000,000	2,018,710
2.0% 11/30/20	2,000,000	2,073,476
Total U.S. Treasury Notes (Cost $20,971,939)		21,133,827

Cash Equivalents – 27.0%

U.S. Treasury Bills, 0.28% to 0.48%,
10/20/16 to 3/23/17(a)	27,000,000	26,971,854

Wells Fargo Advantage Government Money
Market Fund - Select Class 0.34%(b)	4,009,478	4,009,478
Total Cash Equivalents (Cost $30,977,445)		30,981,332
Total Investments in Securities (Cost $102,589,989)		114,827,634
Other Assets Less Other Liabilities — 0.1%		106,833
Net Assets - 100%		114,934,467

Net Asset Value Per Share		13.44

*	Non-income producing
(a)	Interest rates presented represent the yield to maturity at the date of purchase.
(b)	Rate presented represents the annualized 7-day yield at September 30, 2016.
(c)	Number of years indicated represents estimated average life.
(d)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(e)	Foreign domiciled entity.
The accompanying notes form an integral part of these financial statements.
37 | Q3 2016 SEMI-ANNUAL REPORT | UNAUDITED

CORE PLUS INCOME FUND
Schedule of Investments
September 30, 2016
Corporate Bonds – 40.5%
	$ Principal
	Amount	$ Value
American Express Credit Corp. 2.25% 8/15/19	150,000	153,126
Anheuser-Busch InBev Finance Inc. 3.3% 2/01/23	200,000	211,278
Antero Resources Corp. 6.0% 12/01/20	465,000	481,712
Berkshire Hathaway Inc.
2.1% 8/14/19	250,000	255,698
Finance Corp.
4.25% 1/15/21	500,000	553,545
3.0% 5/15/22	200,000	212,648
Boardwalk Pipelines LLC 5.75% 9/15/19	170,000	181,261
Boston Properties LP 3.125% 9/01/23	555,000	571,268
CONSOL Energy, Inc. 5.875% 4/15/22	270,000	249,750
DCP Midstream LLC 9.75% 3/15/19 (c)	375,000	418,406
Equity Commonwealth
6.65% 1/15/18 (HRPT Properties Trust)	85,000	87,948
5.875% 9/15/20	719,000	798,984
Energy Transfer Partners LP (Regency Energy Partners)
6.5% 7/15/21	500,000	517,431
Express Scripts Holding Co.
7.25% 6/15/19	250,000	286,147
2.25% 6/15/19	250,000	253,740
FLIR Systems, Inc. 3.125% 6/15/21	400,000	413,295
Kinder Morgan, Inc. (Hiland Partners) 7.25% 10/01/20(c)	600,000	621,750
Markel Corp.
7.125% 9/30/19	125,000	142,302
4.9% 7/01/22	250,000	277,347
3.625% 3/30/23	150,000	155,371
MPLX LP 4.875% 6/01/25	190,000	196,661
Range Resources Corp. 5.0% 8/15/22(c)	301,000	301,000
SemGroup Corp.
7.5% 6/15/21	196,000	196,980
5.625% 7/15/22 (Rose Rock Midstream LP)	271,000	250,675
TC PipeLines LP
4.65% 6/15/21	25,000	26,256
4.375% 3/13/25	45,000	45,911
Vornado Realty LP 2.5% 6/30/19	530,000	537,809
Wells Fargo & Co.
4.6% 4/01/21	400,000	441,886
2.1% 7/26/21	200,000	199,451
Williams Partners LP (Access Midstream Partners)
6.125% 7/15/22	100,000	103,831
Total Corporate Bonds (Cost $8,729,445)		9,143,467

Corporate Convertible Bonds – 2.8%

Redwood Trust, Inc.
4.625% 4/15/18	475,000	478,859
5.625% 11/15/19	150,000	152,625
Total Corporate Convertible Bonds (Cost $624,773)		631,484

Asset-Backed Securities – 16.4%(b)

	$ Principal
	Amount	$ Value
California Republic Auto Receivables Trust (CRART)
2012-1 CL C — 3.0% 2020 (0.0 years)(c)	150,000	150,108
Credit Acceptance Auto Loan Trust (CAALT)
2014-1A CL A — 1.55% 2021 (0.2 years)(c)	113,943	113,952
2013-2A CL B — 2.26% 2021 (0.2 years)(c)	90,877	90,893
2014-1A CL B — 2.29% 2022 (0.7 years)(c)	290,000	290,605
DT Auto Owner Trust (DTAOT)
2016-1A CL A — 2.0% 2019 (0.4 years)(c)	95,557	95,814
2016-2A CL A — 1.73% 2019 (0.5 years)(c)	99,472	99,655
2014-3A CL C — 3.04% 2020 (0.6 years)(c)	150,000	151,400
2015-3A CL B — 2.46% 2019 (0.8 years)(c)	80,000	80,433
2016-1A CL C — 3.54% 2021 (1.6 years)(c)	215,000	218,323
Flagship Credit Auto Trust (FCAT)
2013-2 CL A — 1.94% 2019 (0.1 years)(c)	6,897	6,905
2014-2 CL C — 3.95% 2020 (1.7 years)(c)	260,000	260,152
Ford Credit Auto Owner Trust (FORDO)
2013-A CL D — 1.86% 2019 (0.4 years)	175,000	175,476
OneMain Direct Auto Receivables Trust (ODART)
2016-1A CL A — 2.04% 2021 (0.8 years)(c)	324,125	325,495
2016-1A CL B — 2.76% 2021 (2.0 years)(c)	250,000	251,358
Prestige Auto Receivables Trust (PART)
2014-1A CL A3 — 1.52% 2020 (0.4 years)(c)	173,041	173,164
2016-1A CL A2 — 1.78% 2019 (0.6 years)(c)	173,499	173,873
Santander Drive Auto Receivables Trust (SDART)
2014-1 CL D — 2.91% 2020 (1.4 years)	388,000	395,011
2014-5 CL D — 3.21% 2021 (1.8 years)	80,000	82,344
SoFi Consumer Loan Program LLC (SCLP)
2016-2A CL A — 3.09% 2025 (1.7 years)(c)	400,000	401,288
Volkswagen Auto Loan Enhanced Trust (VALET)
2013-1 CL A4 — 0.78% 2019 (0.4 years)	164,547	164,418
Total Asset-Backed Securities (Cost $3,681,929)		3,700,667

Commercial Mortgage-Backed Securities – 4.0%(b)

FORT CRE LLC (FCRE)
2016-1A CL A2 — 2.53617% 2036 Floating Rate
(1.8 years)(c)	200,000	200,250
Oaktree Real Estate Investments/Sabal (ORES)
2014-LV3 CL A — 3.0% 2024 (0.1 years)(c)	31,393	31,393
Resource Capital Corp. LTD (RSO)
2014-CRE2 CL A — 1.57956% 2032 Floating Rate
(0.5 years)(c)	280,768	277,863
Rialto Real Estate Fund II LP (RIAL)
2015-LT7 CL A — 3.0% 2032 (0.3 years)(c)	61,898	61,898
Wells Fargo Commercial Mortgage Trust (WFCM)
2014-TISH CL WTS1 — 2.77428% 2027 Floating Rate
(0.4 years)(c)	352,000	342,134
Total Commercial Mortgage-Backed Securities (Cost $907,588)		913,538
The accompanying notes form an integral part of these financial statements.
38 | Q3 2016 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM

Mortgage-Backed Securities – 3.3%(b)	$ Principal
	Amount
	or Shares	$ Value
Federal National Mortgage Association
Pass-Through Securities
932836 — 3.0% 2025 (3.0 years)	130,755	137,352

Non-Government Agency

Collateralized Mortgage Obligations
J.P. Morgan Mortgage Trust (JPMMT)
2016-3 CL 2A1 — 3.0% 2046 (3.6 years)(c)	400,000	413,359
Oak Hills Advisors Residential Loan Trust (OHART)
2015-NPL2 CL A2 — 4.0% 2055 (2.7 years)(c)	150,000	147,710
Sunset Mortgage Loan Co. (SMLC)
2014-NPL2 CL A — 3.721% 2044 (0.6 years)(c)	41,552	41,552
		602,621

Total Mortgage-Backed Securities (Cost $734,261)		739,973

Taxable Municipal Bonds – 1.9%

Alderwood Water and Wastewater District, Washington, Water
& Sewer Revenue, Series B, 5.15% 12/01/25 (Cost $432,648)	400,000	436,556

U.S. Treasury Notes/Bonds – 25.6%

U.S. Treasury Notes/Bonds
2.25% 7/31/21	875,000	919,177
2.0% 2/15/22	1,160,000	1,205,946
2.0% 2/15/23	1,075,000	1,116,950
2.75% 11/15/23	410,000	446,828
2.5% 5/15/24	1,000,000	1,074,707
1.625% 5/15/26	760,000	761,157
2.5% 2/15/45	50,000	51,684
2.5% 5/15/46	200,000	207,008
Total U.S. Treasury Notes/Bonds (Cost $5,593,974)		5,783,457
Common Stocks – 1.5%

	Shares	$ Value
Equity Commonwealth*	6,000	181,320
Redwood Trust, Inc.	11,350	160,716

Total Common Stocks (Cost $295,020)		342,036

Cash Equivalents – 3.5%

Wells Fargo Advantage Government Money
Market Fund - Select Class 0.34%(a)	794,129	794,129

Total Cash Equivalents (Cost $794,129)		794,129
Total Investments in Securities (Cost $21,793,767)		22,485,307
Other Assets Less Other Liabilities - 0.5%		103,203

Net Assets - 100%		22,588,510

Net Asset Value Per Share - Investor Class		10.51
Net Asset Value Per Share - Institutional Class		10.51

*	Non-income producing
(a)	Rate presented represents the annualized 7-day yield at September 30, 2016.
(b)	Number of years indicated represents estimated average life.
(c)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

The accompanying notes form an integral part of these financial statements.
39 | Q3 2016 SEMI-ANNUAL REPORT | UNAUDITED

SHORT-INTERMEDIATE INCOME FUND
Schedule of Investments
September 30, 2016
Corporate Bonds – 43.2%

	$ Principal
	Amount	$ Value
ACI Worldwide, Inc. 6.375% 8/15/20(c)	250,000	258,750
Aetna Inc. 1.9% 6/07/19	500,000	504,916
American Express Bank FSB 6.0% 9/13/17	8,475,000	8,840,671
American Express Co. 8.125% 5/20/19	1,000,000	1,164,353
American Express Credit Corp.
1.125% 6/05/17	1,500,000	1,499,406
2.25% 8/15/19	11,042,000	11,272,093
American Realty Capital Properties Operating Partnership LP
3.0% 2/06/19	1,870,000	1,900,144
Anheuser-Busch InBev Finance Inc.
1.9% 2/01/19	13,000,000	13,132,938
3.3% 2/01/23	4,800,000	5,070,682
Antero Resources Corp. 6.0% 12/01/20	2,425,000	2,512,155
Bank of America Corp.
1.7% 8/25/17	5,112,000	5,120,742
5.75% 12/01/17	3,945,000	4,134,510
2.25% 4/21/20	10,000,000	10,077,400
Berkshire Hathaway Inc.
2.1% 8/14/19	2,750,000	2,812,673
Finance Corp.
1.6% 5/15/17	10,000,000	10,035,030
1.45% 3/07/18	900,000	904,487
5.4% 5/15/18	5,000,000	5,337,025
2.0% 8/15/18	2,500,000	2,536,578
1.7% 3/15/19	900,000	908,585
2.9% 10/15/20	3,000,000	3,155,193
4.25% 1/15/21	4,200,000	4,649,778
Boardwalk Pipelines LLC 5.75% 9/15/19	11,008,000	11,737,192
Boston Properties LP
5.875% 10/15/19	11,440,000	12,710,595
3.125% 9/01/23	9,560,000	9,840,223
Comcast Corp. 5.15% 3/01/20	3,000,000	3,365,388
DCP Midstream Operating LP 2.5% 12/01/17	13,250,000	13,216,875
Dell Inc. (Diamond 1 and 2 Finance Corp.)
3.48% 6/01/19(c)	5,000,000	5,145,605
Diageo Capital plc 4.85% 5/15/18(d)	3,941,000	4,162,945
eBay, Inc. 2.2% 8/01/19	3,000,000	3,040,482
Energy Transfer Partners LP (Regency Energy Partners)
6.5% 7/15/21	19,374,000	20,049,436
Equity Commonwealth
6.25% 6/15/17 (HRPT Properties Trust)	3,500,000	3,529,827
6.65% 1/15/18 (HRPT Properties Trust)	2,990,000	3,093,684
5.875% 9/15/20	8,000,000	8,889,952
Expedia, Inc. 7.456% 8/15/18	10,000,000	11,016,420
Express Scripts Holding Co.
2.25% 6/15/19	8,955,000	9,088,958
7.25% 6/15/19	5,217,000	5,971,310
Fifth Third Bank 1.625% 9/27/19	2,000,000	1,999,730
Flir Systems, Inc. 3.125% 6/15/21	2,600,000	2,686,416
FMC Technologies, Inc. 2.0% 10/01/17	2,000,000	1,992,724
Ford Motor Credit Co. LLC
2.145% 1/09/18	2,000,000	2,011,046
2.943% 1/08/19	2,000,000	2,049,506
2.021% 5/03/19	10,000,000	10,025,780
1.897% 8/12/19	1,000,000	999,246
Goldman Sachs Group, Inc.
6.25% 9/01/17	2,085,000	2,175,441
5.95% 1/18/18	4,000,000	4,221,460
1.8745% 4/23/20 Floating Rate	5,479,000	5,515,770

	$ Principal
	Amount	$ Value
JPMorgan Chase & Co.
1.201% 11/21/16 (Bear Stearns) Floating Rate	15,000,000	15,002,190
1.35% 2/15/17	14,463,000	14,470,709
6.3% 4/23/19	2,500,000	2,785,997
JPMorgan Chase Bank, N.A.
6.0% 7/05/17	5,000,000	5,175,845
1.45333% 9/23/19 Floating Rate	12,000,000	12,020,688
Kinder Morgan, Inc.
2.0% 12/01/17	7,765,000	7,771,515
7.25% 10/01/20 (Hiland Partners)(c)	17,499,000	18,133,339
Markel Corp.
7.125% 9/30/19	11,859,000	13,500,499
5.35% 6/01/21	10,000,000	11,234,890
4.9% 7/01/22	3,850,000	4,271,136
McDonald's Corp. 5.35% 3/01/18	4,075,000	4,301,260
McKesson Corp. 1.4% 3/15/18	8,815,000	8,815,978
MetLife Global Funding I
1.3% 4/10/17(c)	1,000,000	1,001,126
1.875% 6/22/18(c)	1,000,000	1,007,429
Omnicom Group, Inc. 6.25% 7/15/19	6,181,000	6,945,676
Penske Truck Leasing 3.75% 5/11/17(c)	5,000,000	5,068,975
Range Resources Corp. 5.0% 8/15/22(c)	11,876,000	11,876,000
Republic Services, Inc. (Allied Waste) 3.8% 5/15/18	5,000,000	5,196,215
Safeway, Inc. 3.4% 12/01/16	1,752,000	1,752,876
SemGroup Corp.
7.5% 6/15/21	1,000,000	1,005,000
5.625% 7/15/22 (Rose Rock Midstream LP)	1,174,000	1,085,950
Superior Energy Services, Inc. (SESI, LLC)
6.375% 5/01/19	4,900,000	4,887,750
Teva Pharmaceutical Industries Ltd.
2.2% 7/21/21(d)	5,000,000	4,986,785
U.S. Bancorp
2.2% 11/15/16	4,250,000	4,251,530
2.35% 1/29/21	14,000,000	14,413,504
Verizon Communications, Inc.
1.35% 6/09/17	1,000,000	1,001,397
3.65% 9/14/18	2,000,000	2,088,470
Vornado Realty LP 2.5% 6/30/19	13,390,000	13,587,288
Walt Disney Co. 0.875% 7/12/19	1,000,000	990,652
Washington Post Co. 7.25% 2/01/19	8,500,000	9,286,250
Wells Fargo & Co.
1.15% 6/02/17	1,500,000	1,498,797
1.12028% 6/15/17 (Wachovia Bank) Floating Rate	5,000,000	5,001,180
1.4% 9/08/17	7,144,000	7,142,836
4.6% 4/01/21	5,745,000	6,346,593
2.1% 7/26/21	10,100,000	10,072,275
3.5% 3/08/22	7,900,000	8,388,141
Williams Partners LP (Access Midstream Partners)
6.125% 7/15/22	13,313,000	13,823,008
Willis North America, Inc. 6.2% 3/28/17	14,477,000	14,794,162
WM Wrigley Jr. Co. 1.4% 10/21/16(c)	500,000	500,139

Total Corporate Bonds (Cost $517,924,705)		529,848,170

Corporate Convertible Bonds – 3.9%

Redwood Trust, Inc.
4.625% 4/15/18	32,350,000	32,612,844
5.625% 11/15/19	14,850,000	15,109,875

Total Corporate Convertible Bonds (Cost $47,147,586)		47,722,719
The accompanying notes form an integral part of these financial statements.
40 | Q3 2016 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM
Asset-Backed Securities – 4.2%(b)

	$ Principal
	Amount	$ Value
AmeriCredit Automobile Receivables Trust (AMCAR)
2013-5 CL D — 2.86% 2019 (1.5 years)	4,055,000	4,129,119
Cabela's Master Credit Card Trust (CABMT)
2012-2A CL A2 — 1.00428% 2020 Floating Rate
(0.7 years)(c)	6,000,000	5,998,067
CPS Auto Receivables Trust (CPS)
2013-A CL A — 1.31% 2020 (0.8 years)(c)	883,157	879,395
Credit Acceptance Auto Loan Trust (CAALT)
2014-1A CL A — 1.55% 2021 (0.2 years)(c)	1,934,748	1,934,912
2013-2A CL B — 2.26% 2021 (0.2 years)(c)	4,594,354	4,595,121
DT Auto Owner Trust (DTAOT)
2016-1A CL A — 2.0% 2019 (0.4 years)(c)	3,248,948	3,257,659
2016-2A CL A — 1.73% 2019 (0.5 years)(c)	3,216,268	3,222,173
First Investors Auto Owner Trust (FIAOT)
2016-1A CL A1 — 1.92% 2020 (0.7 years)(c)	3,810,580	3,823,888
Flagship Credit Auto Trust (FCAT)
2013-2 CL A — 1.94% 2019 (0.1 years)(c)	282,796	283,108
2014-2 CL A — 1.43% 2019 (0.4 years)(c)	1,597,933	1,596,023
OneMain Direct Auto Receivables Trust (ODART)
2016-1A CL A — 2.04% 2021 (0.8 years)(c)	4,861,874	4,882,424
Prestige Auto Receivables Trust (PART)
2016-1A CL A2 — 1.78% 2019 (0.6 years)(c)	6,506,208	6,520,221
Santander Drive Auto Receivables Trust (SDART)
2014-1 CL D — 2.91% 2020 (1.4 years)	2,345,000	2,387,372
SoFi Consumer Loan Program LLC (SCLP)
2016-2 CL A — 3.09% 2025 (1.7 years)(c)	4,600,000	4,614,816
Volkswagen Auto Loan Enhanced Trust (VALET)
2013-1 CL A4 - 0.78% 2019 (0.4 years)	2,961,851	2,959,526

Total Asset-Backed Securities (Cost $50,933,180)		51,083,824

Commercial Mortgage-Backed Securities – 0.7%(b)

FORT CRE LLC (FCRE)
2016-1A CL A1 — 2.03617% 2036 Floating Rate
(1.1 years)(c)	2,999,808	3,007,305
Oaktree Real Estate Investments/Sabal (ORES)
2014-LV3 CL A — 3.0% 2024 (0.1 years)(c)	1,196,087	1,196,087
Rialto Real Estate Fund II, LP (RIAL)
2015-LT7 CL A — 3.0% 2032 (0.3 years)(c)	2,517,192	2,517,192
Varde / First City (VFCP)
2014-2 CL B — 5.5% 2030 (0.5 years)(c)	1,869,720	1,863,081

Total Commercial Mortgage-Backed Securities (Cost $8,582,807)		8,583,665

Mortgage-Backed Securities – 20.8%(b)

Federal Home Loan Mortgage Corporation

Collateralized Mortgage Obligations
3815 CL AD — 4.0% 2025 (0.9 years)	352,968	361,513
3844 CL AG — 4.0% 2025 (1.1 years)	1,245,020	1,278,464
4281 CL AG — 2.5% 2028 (2.6 years)	2,265,003	2,312,832
2952 CL PA — 5.0% 2035 (2.7 years)	784,814	846,620
3649 CL BW — 4.0% 2025 (2.8 years)	2,963,312	3,146,877
3620 CL PA — 4.5% 2039 (3.0 years)	1,957,321	2,106,929
3842 CL PH — 4.0% 2041 (3.6 years)	1,917,490	2,071,789
3003 CL LD — 5.0% 2034 (3.7 years)	1,916,792	2,138,305
4107 CL LA — 2.5% 2031 (6.9 years)	6,957,696	6,970,707
4107 CL LW — 1.75% 2027 (9.1 years)	3,920,578	3,800,373

		25,034,409

	$ Principal
	Amount	$ Value
Pass-Through Securities
EO1386 — 5.0% 2018 (0.7 years)	13,352	13,723
G18190 — 5.5% 2022 (2.0 years)	37,372	40,371
G13300 — 4.5% 2023 (2.2 years)	209,146	223,710
G18296 — 4.5% 2024 (2.4 years)	529,780	569,440
G18306 — 4.5% 2024 (2.5 years)	1,105,912	1,180,279
G13517 — 4.0% 2024 (2.6 years)	739,722	783,698
G18308 — 4.0% 2024 (2.6 years)	1,125,345	1,192,699
J13949 — 3.5% 2025 (2.9 years)	5,727,035	6,149,393
E02804 — 3.0% 2025 (3.0 years)	3,757,804	3,952,100
J14649 — 3.5% 2026 (3.0 years)	4,259,469	4,504,250
E02948 — 3.5% 2026 (3.0 years)	10,544,114	11,174,500
J16663 — 3.5% 2026 (3.1 years)	9,365,219	9,906,420
E03033 — 3.0% 2027 (3.2 years)	5,466,746	5,745,880
E03048 — 3.0% 2027 (3.2 years)	10,170,156	10,690,181
G01818 — 5.0% 2035 (3.8 years)	2,327,117	2,599,708

		58,726,352

Structured Agency Credit Risk Debt Notes
2013-DN1 CL M1 — 3.92528% 2023 Floating Rate
(0.5 years)	2,169,595	2,211,093

Interest Only Securities
3974 CL AI — 3.0% 2021 (1.0 years)	4,223,594	116,527

		86,088,381
Federal National Mortgage Association

Collateralized Mortgage Obligations
2003-86 CL KT — 4.5% 2018 (0.2 years)	9,255	9,301
2003-9 CL DB — 5.0% 2018 (0.6 years)	58,481	59,619
2011-19 CL KA — 4.0% 2025 (0.7 years)	903,770	917,808
2010-145 CL PA — 4.0% 2024 (1.9 years)	1,009,819	1,052,886
2010-54 CL WA — 3.75% 2025 (2.3 years)	1,429,989	1,498,337

		3,537,951

Pass-Through Securities
256982 — 6.0% 2017 (0.5 years)	27,424	27,854
251787 — 6.5% 2018 (0.7 years)	2,062	2,376
357414 — 4.0% 2018 (0.8 years)	147,004	151,782
254907 — 5.0% 2018 (0.9 years)	59,163	61,045
MA0464 — 3.5% 2020 (1.4 years)	2,284,084	2,408,142
357985 — 4.5% 2020 (1.5 years)	85,417	87,919
888595 — 5.0% 2022 (1.7 years)	198,231	210,927
888439 — 5.5% 2022 (1.9 years)	183,864	198,078
AD0629 — 5.0% 2024 (2.0 years)	694,975	745,766
995960 — 5.0% 2023 (2.0 years)	601,917	646,741
AL0471 — 5.5% 2025 (2.2 years)	3,000,342	3,218,534
995693 — 4.5% 2024 (2.3 years)	1,101,658	1,176,749
AE0031 — 5.0% 2025 (2.3 years)	1,071,788	1,151,787
AR8198 — 2.5% 2023 (2.4 years)	7,057,692	7,319,160
995692 — 4.5% 2024 (2.4 years)	905,709	968,782
MA1502 — 2.5% 2023 (2.4 years)	6,049,205	6,273,312
995755 — 4.5% 2024 (2.5 years)	1,362,891	1,467,063
930667 — 4.5% 2024 (2.5 years)	863,075	923,302
890112 — 4.0% 2024 (2.5 years)	733,577	778,514
MA0043 — 4.0% 2024 (2.6 years)	599,436	635,307
AA4315 — 4.0% 2024 (2.6 years)	1,503,732	1,593,433
AA5510 — 4.0% 2024 (2.6 years)	338,517	359,541
931739 — 4.0% 2024 (2.7 years)	375,445	398,729
AD7073 — 4.0% 2025 (2.9 years)	1,205,496	1,270,173
AB1769 — 3.0% 2025 (2.9 years)	3,354,850	3,541,958
AH3429 — 3.5% 2026 (3.0 years)	19,041,512	20,266,015
310139 — 3.5% 2025 (3.0 years)	7,292,762	7,689,363
AB2251 — 3.0% 2026 (3.0 years)	4,017,286	4,245,848
AB3902 — 3.0% 2026 (3.3 years)	2,663,714	2,800,648
AK3264 — 3.0% 2027 (3.4 years)	6,587,814	6,927,956
AB4482 — 3.0% 2027 (3.4 years)	6,075,996	6,387,607
AL1366 — 2.5% 2027 (3.7 years)	4,535,323	4,703,345
The accompanying notes form an integral part of these financial statements.
41 | Q3 2016 SEMI-ANNUAL REPORT | UNAUDITED

SHORT-INTERMEDIATE INCOME FUND (CONTINUED)

	$ Principal
	Amount	$ Value
725232 — 5.0% 2034 (3.8 years)	388,846	437,088
555531 — 5.5% 2033 (3.8 years)	4,381,553	4,977,439
MA0587 — 4.0% 2030 (3.8 years)	6,530,781	7,076,249
995112 — 5.5% 2036 (3.9 years)	1,915,232	2,178,898
		103,307,430

		106,845,381
Government National Mortgage Association

Interest Only Securities
2009-31 CL PI — 4.5% 2037 (0.3 years)	435,895	2,296
2012-61 CL BI — 4.5% 2038 (1.0 years)	507,169	17,748
2010-66 CL IO — 0.01083% 2052 Floating Rate
(5.0 years)	18,121,408	178,661
		198,705

Pass-Through Securities
G2 5255 — 3.0% 2026 (3.3 years)	11,915,219	12,544,685
		12,743,390
Non-Government Agency

Collateralized Mortgage Obligations
Bayview Opportunity Master Fund IIa Trust (BOMFT)
2014-18NPL CL A — 3.2282% 2034 (1.2 years)(c)	4,257,195	4,259,434
Citigroup Mortgage Loan Trust, Inc. (CMLTI)
2014-A CL A — 4.0% 2035 (2.3 years)(c)	2,630,185	2,746,727
J.P. Morgan Mortgage Trust (JPMMT)
2014-2 CL 2A2 — 3.5% 2029 (2.8 years)(c)	5,275,520	5,451,374
2014-5 CL A1 — 3.0% 2029 (2.8 years)(c)	10,535,265	10,939,188
2016-3 CL 2A1 — 3.0% 2046 (3.6 years)(c)	3,846,000	3,974,449
Oak Hill Advisors Residential Loan Trust (OHART)
2015-NPL2 CL A1 — 3.7214% 2055 (1.2 years)(c)	4,690,428	4,661,953
Selene Non-Performing Loans LLC (SNPL)
2014-1A CL A — 2.9814% 2054 (0.4 years)(c)	348,372	347,602
Sequoia Mortgage Trust (SEMT)
2012-2 CL A2 — 3.5% 2042 (0.1 years)	151,857	151,987
2013-4 CL A3 — 1.55% 2043 (1.9 years)	9,419,135	9,169,392
2012-4 CL A1 — 3.5% 2042 (4.4 years)	4,573,163	4,731,315
2012-1 CL 1A1 — 2.865% 2042 (9.0 years)	2,425,520	2,448,059
Sunset Mortgage Loan Co. (SMLC)
2014-NPL2 CL A — 3.721% 2044 (0.6 years)(c)	564,554	564,554
Washington Mutual, Inc. (WAMU)
2003-S7 CL A1 — 4.5% 2018 (0.1 years)	26,080	26,273

		49,472,307
Total Mortgage-Backed Securities (Cost $249,947,371)		255,149,459

Taxable Municipal Bonds – 0.5%

Iowa State University Revenue 5.8% 7/01/22	1,335,000	1,446,593
Kansas Development Finance Authority Revenue,
Series 2015H
2.258% 4/15/19	1,000,000	1,020,710
2.608% 4/15/20	500,000	516,735
2.927% 4/15/21	750,000	783,547
Omaha, Nebraska Public Facilities Corp.,
Lease Revenue, Series B, Refunding
4.588% 6/01/17	815,000	833,606
4.788% 6/01/18	1,000,000	1,056,830

Total Taxable Municipal Bonds (Cost $5,400,000)		5,658,021

U.S. Treasury Notes – 23.0%
	$ Principal
	Amount
	or Shares	$ Value
U.S. Treasury Notes
0.875% 11/30/16	20,000,000	20,022,160
0.875% 1/31/17	25,000,000	25,046,375
0.75% 6/30/17	20,000,000	20,024,060
1.0% 12/15/17	25,000,000	25,093,250
0.875% 1/31/18	20,000,000	20,046,480
0.75% 2/28/18	15,000,000	15,006,450
1.375% 6/30/18	25,000,000	25,265,625
0.75% 9/30/18	20,000,000	19,994,540
1.25% 1/31/19	15,000,000	15,147,945
0.875% 5/15/19	25,000,000	25,015,625
1.625% 6/30/19	10,000,000	10,205,270
2.125% 8/31/20	15,000,000	15,609,075
2.0% 11/30/20	20,000,000	20,734,760
1.125% 7/31/21	15,000,000	14,980,080
1.25% 7/31/23	10,000,000	9,896,680

Total U.S. Treasury Notes (Cost $279,491,827)		282,088,375

Common Stocks – 1.2%

National CineMedia, Inc.	230,000	3,385,600
Redwood Trust, Inc.	839,663	11,889,628

Total Common Stocks (Cost $11,918,754)		15,275,228

Cash Equivalents – 2.3%

Wells Fargo Advantage Government Money
Market Fund - Select Class 0.34%(a)	28,036,544	28,036,544
Total Cash Equivalents (Cost $28,036,544)		28,036,544
Total Investments in Securities (Cost $1,199,382,774)		1,223,446,005
Other Assets Less Other Liabilities — 0.2%		1,981,155

Net Assets - 100%		1,225,427,160

Net Asset Value Per Share - Investor Class		12.42
Net Asset Value Per Share - Institutional Class		12.44

*	Non-income producing
(a)	Rate presented represents the annualized 7-day yield at September 30, 2016.
(b)	Number of years indicated represents estimated average life.
(c)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(d)	Foreign domiciled entity.

The accompanying notes form an integral part of these financial statements.
42 | Q3 2016 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM
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43 | Q3 2016 SEMI-ANNUAL REPORT | UNAUDITED

NEBRASKA TAX-FREE INCOME FUND
Schedule of Investments
September 30, 2016
Municipal Bonds – 96.4%

	% of Net	$ Principal
	Assets	Amount	$ Value
Florida	4.7
Greater Orlando, Aviation Authority, Revenue,
Series 2009A, AMT, 6.0%, 10/01/16		1,000,000	1,000,150
Miami, Dade County, Aviation Revenue,
Series 2010A, 4.25%, 10/01/18		1,000,000	1,065,520
Orlando Utilities Commission, Utility System Revenue,
Refunding, Series 2006, 5.0%, 10/01/17		1,000,000	1,000,120
			3,065,790
Illinois	0.6
Cook, Kane, Lake and McHenry Counties and State of Illinois,
General Obligation, Community College District No. 512,
Series 2009A, 5.0%, 12/01/23		100,000	108,160
Illinois Finance Authority, Revenue, Northwestern Memorial
Hospital, Series 2009A, 5.0%, 8/15/17		245,000	253,612
			361,772
Iowa	1.3
Cedar Rapids Community School District, Infrastructure Sales,
Services and Use Tax Revenue, Series 2011, 4.0%, 7/01/20,
Pre-Refunded 7/01/17 @ 100		600,000	614,376
Iowa Finance Authority, Hospital Revenue, Bond Anticipation
Notes, Shenandoah Medical Center Project, Series 2015,
1.75%, 6/01/18		250,000	250,347
			864,723
Nebraska	89.6
Adams County, Hospital Authority #1, Revenue, Mary
Lanning Memorial Hospital Project, Radian Insured,
Escrowed to Maturity
4.25%, 12/15/16		250,000	251,830
4.4%, 12/15/17		250,000	260,800
Blair, Water System Revenue, Series 2016, AMT,
2.2%, 12/15/22		175,000	174,741
2.45%, 12/15/23		125,000	125,132
2.65%, 12/15/24		100,000	100,012
2.85%, 12/15/25		100,000	100,007
3.0%, 12/15/26		100,000	99,838
3.1%, 12/15/27		100,000	99,917
3.2%, 12/15/28		100,000	99,261
3.35%, 12/15/29		100,000	99,155
3.5%, 12/15/30		100,000	99,006
Buffalo County, General Obligation, Kearney Public Schools
District 0007
Series 2012
0.9%, 12/15/16		125,000	125,025
1.4%, 12/15/18		280,000	280,770
Series 2016
2.0%, 12/15/18		305,000	311,539
3.0%, 12/15/24		250,000	274,692
Chadron, Sales Tax and General Obligation, Aquatic Center,
Series 2016, 1.6%, 7/15/22		400,000	401,628
Columbus, Combined Revenue, Refunding, Series 2016,
4.0%, 12/15/26		100,000	118,621
4.0%, 12/15/27		100,000	117,004
Cornhusker Public Power District, Electric System Revenue,
Refunding, Series 2014, 2.25%, 7/01/22		260,000	267,472
Dawson Public Power District, Electric System Revenue,
Series 2016A
Refunding, 2.0%, 6/15/26		170,000	169,458
Refunding, 2.1%, 6/15/27		105,000	104,258
Series 2016B
2.5%, 6/15/28		135,000	136,390
3.0%, 6/15/29		245,000	252,642
3.0%, 6/15/30		355,000	365,451
Douglas County, Educational Facility Revenue, Refunding,
Creighton University Project, Series 2010A, 5.6%, 7/01/25		400,000	454,520
Douglas County, General Obligation, Westside Community		250,000	264,952
School District 0066, Series 2015, 2.5%, 12/01/22
Douglas County, Hospital Authority #1, Revenue, Refunding,
Alegent Health - Immanuel, AMBAC Insured,
5.125%, 9/01/17		55,000	55,104

	$ Principal
	Amount	$ Value
Douglas County, Hospital Authority #2, Revenue,
Boys Town Project, Series 2008, 4.75%, 9/01/28	500,000	531,410
Refunding, Children's Hospital Obligated Group,
Series 2008B
5.25%, 8/15/20	1,000,000	1,035,960
5.5%, 8/15/21	815,000	847,975
5.5%, 8/15/21, Pre-Refunded 8/15/17 @ 100	615,000	640,246
Douglas County, Hospital Authority #3, Revenue, Refunding,
Nebraska Methodist Health System
Series 2008, 5.5%, 11/01/18, Escrowed to Maturity(b)	275,000	291,250
Series 2015
4.0%, 11/01/19	110,000	118,458
5.0%, 11/01/20	100,000	113,607
5.0%, 11/01/21	100,000	115,976
5.0%, 11/01/22	250,000	295,810
Fremont, Combined Utility Revenue, Series 2014B,
3.0%, 7/15/21	370,000	399,785
Hamilton County, General Obligation, Hampton Public
School
District 0091, Series 2016, 1.0%, 12/15/19	300,000	297,492
Hastings, Combined Utility Revenue, Refunding, Series 2012
2.0%, 10/15/16	320,000	320,163
2.0%, 10/15/17	430,000	434,481
Imperial, General Obligation, Bond Anticipation Notes,
Series 2016, 0.9%, 12/15/17	250,000	249,502
Lancaster County, General Obligation, Norris School
District 0160, Series 2012, 2.75%, 12/15/28	500,000	503,610
Lancaster County, Hospital Authority #1, Revenue,
Refunding, Bryan LGH Medical Center Project
Series 2006
4.0%, 6/01/19	300,000	300,330
4.25%, 6/01/22	235,000	235,277
Series 2008A, 5.0%, 6/01/17	500,000	511,415
Lincoln-Lancaster County, Public Building Commission,
Lease Revenue,
Refunding, Series 2015, 3.0%, 12/01/19	750,000	797,557
Series 2016, 3.0%, 12/01/25	500,000	559,245
Lincoln, Airport Authority, Revenue,
Tax-Exempt 2014 Series C
2.0%, 7/01/17	185,000	186,535
2.0%, 7/01/18	185,000	188,400
2.0%, 7/01/19	190,000	195,092
2.0%, 7/01/21	195,000	200,281
Lincoln, Certificates of Participation, Series 2010A,
2.4%, 3/15/17	395,000	395,510
Lincoln, Educational Facilities, Revenue, Refunding,
Nebraska Wesleyan University Project, Series 2012
2.25%, 4/01/19	645,000	661,486
2.5%, 4/01/21	925,000	966,162
Lincoln, Electric System Revenue, Refunding
Series 2012, 5.0%, 9/01/21	1,000,000	1,185,360
Series 2016, 3.0%, 9/01/28	500,000	543,210
Lincoln, General Obligation, Highway Allocation Fund,
4.0%, 5/15/23	1,000,000	1,004,060
Lincoln, Parking Revenue, Refunding, Series 2011,
3.25%, 8/15/18	440,000	458,344
Lincoln, Sanitary Sewer Revenue, Refunding, Series 2012,
1.5%, 6/15/17	440,000	441,989
Lincoln, General Obligation, West Haymarket Joint Public
Agency, Series 2011, 5.0%, 12/15/26	300,000	356,964
Loup River Public Power District, Electric System Revenue,
Refunding, Series 2016
5.0%, 12/01/18	500,000	543,920
5.0%, 12/01/19	500,000	563,015
Municipal Energy Agency of Nebraska, Power Supply
System Revenue, Refunding
2009 Series A, BHAC Insured, 5.0%, 4/01/20	500,000	547,355
2012 Series A, 5.0%, 4/01/18	100,000	105,905
2013 Series A, 4.0%, 4/01/17	250,000	253,892
2016 Series A
5.0%, 4/01/21	250,000	290,485
5.0%, 4/01/27	350,000	443,810
The accompanying notes form an integral part of these financial statements.
44 | Q3 2016 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM

	$ Principal
	Amount	$ Value
Nebraska, Certificates of Participation,
Series 2015C
1.15%, 9/15/18	460,000	460,414
1.45%, 9/15/19	360,000	363,125
1.7%, 9/15/20	200,000	202,142
Series 2016A, 2.0%, 2/15/19	750,000	765,330
Nebraska Cooperative Republican Platte Enhancement
Project, River Flow Enhancement Revenue, Refunding,
Series 2015, 3.0%, 12/15/17	440,000	449,601
Nebraska Investment Financial Authority, Revenue, Drinking
Water State Revolving Fund, Series 2010A, 4.0%, 7/01/25,
Pre-Refunded 7/01/17 @ 100	750,000	768,082
Nebraska Investment Financial Authority, Homeownership
Revenue, 2011 Series A, 2.4%, 9/01/17	320,000	323,744
Nebraska Public Power District, Revenue
2007 Series B, 5.0%
1/01/20	300,000	309,297
1/01/20, Pre-Refunded 7/01/17 @ 100	95,000	98,016
1/01/21	1,340,000	1,381,312
1/01/21, Pre-Refunded 7/01/17 @ 100	410,000	423,018
2008 Series B, 5.0%, 1/01/19,
Pre-Refunded 1/01/18 @ 100	250,000	262,995
2010 Series C, 4.25%, 1/01/17	500,000	504,405
2012 Series A
4.0%, 1/01/21	500,000	558,970
5.0%, 1/01/21	500,000	580,570
2012 Series B, 3.0%, 1/01/24	1,000,000	1,088,570
2012 Series C, 5.0%
1/01/19, Pre-Refunded 1/01/18 @ 100	500,000	525,990
1/01/25, Pre-Refunded 1/01/18 @ 100	750,000	788,985
2015 Series A-2, 5.0%, 1/01/24	250,000	296,955
Nebraska State Colleges, Facilities Corp., Deferred
Maintenance Revenue, Refunding, Series 2016,
4.0%, 7/15/28	750,000	866,348
Nebraska State Colleges, Student Fees and Facilities Revenue,
Refunding, Wayne State College Project, Series 2016B,
1.0%, 7/01/18	145,000	144,749
Wayne State College Project, Series 2016,
2.0%, 7/01/17	115,000	115,782
3.0%, 7/01/18	200,000	206,330
3.0%, 7/01/19	120,000	125,597
North Platte, Sewer System Revenue, Refunding, Series 2015,
3.0%, 6/15/24	250,000	261,890
Omaha Convention Hotel Corp., Revenue, Refunding,
Convention Center Hotel, First Tier, Series 2007, AMBAC
Insured, 5.0%, 2/01/20	600,000	607,812
Omaha-Douglas County, General Obligation, Public Building
Commission, Series 2014, 5.0%, 5/01/26	725,000	866,346
Omaha, General Obligation, Refunding, Series 2008
5.0%, 6/01/20	350,000	373,958
5.25%, 10/15/19, Pre-Refunded 10/15/18 @ 100	250,000	272,133
Omaha, Public Facilities Corp., Lease Revenue
Omaha Baseball Stadium Project
Refunding, Series 2016A, 4.0%. 6/01/28	1,335,000	1,552,298
Series 2009
4.125%, 6/01/25, Pre-Refunded 6/01/19 @ 100	250,000	271,008
5.0%, 6/01/23, Pre-Refunded 6/01/19 @ 100	770,000	852,536
Series 2010, 4.125%, 6/01/29	650,000	697,470
Rosenblatt Stadium Project, Series C
3.9%, 10/15/17, Pre-Refunded 10/15/16 @ 100	235,000	235,317
3.95%, 10/15/18, Pre-Refunded 10/15/16 @ 100	240,000	240,329
Omaha Public Power District
Electric System Revenue
2007 Series A, 4.1%, 2/01/19,
Pre-Refunded 2/01/17 @ 100	1,000,000	1,011,160
2012 Series A, 5.0%, 2/01/24,
Pre-Refunded 2/01/22 @ 100	2,000,000	2,403,400
2015 Series B, 5.0%, 2/01/18	1,500,000	1,582,710
Separate Electric System Revenue
2015 Series A, 5.0%, 2/01/19	500,000	546,385
Omaha, Sanitary Sewerage System Revenue, Series 2014
5.0%, 11/15/17	500,000	523,090
5.0%, 11/15/22	200,000	243,332

		$ Principal
	% of Net	Amount
	Assets	or Shares	$ Value
Papillion-La Vista, General Obligation,
Refunding, Sarpy County School District #27,
Series 2016A, 2.0%, 12/01/16		750,000	751,658
Sarpy County School District #27, Series 2009,
5.0%, 12/01/28		500,000	539,570
Papio-Missouri River Natural Resources District, General
Obligation, Flood Protection and Water Quality Enhancement
Series 2013
3.0%, 12/15/16		400,000	401,792
3.0%, 12/15/17		385,000	394,294
3.0%, 12/15/18		500,000	513,660
Series 2013B, 5.0%, 12/15/19		400,000	428,540
Series 2015
2.0%, 12/15/20		100,000	102,246
2.25%, 12/15/21		100,000	102,273
4.0%, 12/15/24		100,000	109,001
4.0%, 12/15/25		100,000	108,578
Perennial Public Power District, Electric System Revenue,
Refunding, Series 2016A, 0.95%, 1/01/18		125,000	124,714
Public Power Generation Agency, Revenue, Whelan Energy
Center Unit 2
2007 Series A, Pre-Refunded 1/01/17 @ 100
AGC-ICC AMBAC Insured, 5.0%, 1/01/19		1,260,000	1,273,280
AMBAC Insured, 5.0%, 1/01/18		750,000	757,905
AMBAC Insured, 5.0%, 1/01/26		800,000	808,432
2015 Series A, 5.0%, 1/01/18		250,000	262,255
Sarpy County,Certificates of Participation,
Series 2016, 1.75%, 6/15/26		500,000	491,515
Sarpy County, Recovery Zone Facility Certificates of
Participation, Series 2010
2.35%, 12/15/18		155,000	159,332
2.6%, 12/15/19		135,000	141,294
University of Nebraska, Facilities Corp., Lease Rental Revenue,
NCTA Education Center/Student Housing Project,
Series 2011, 3.75% 6/15/19		285,000	305,426
University of Nebraska, University Revenue,
Lincoln Student Fees and Facilities, Series 2015A
2.0%, 7/01/18		400,000	407,492
2.0%, 7/01/19		600,000	616,578
Omaha Health & Recreation Project
4.05%, 5/15/19, Pre-Refunded 5/15/18 @ 100		390,000	409,949
5.0%, 5/15/33, Pre-Refunded 5/15/18 @ 100(c)		700,000	746,606
Omaha Student Facilities Project, Series 2007
5.0%, 5/15/27, Pre-Refunded 5/15/17 @ 100		800,000	820,952
			58,269,392
Texas	0.2
Harris County, Tax and Subordinate Lien Revenue,
Refunding, Series 2009C, 5.0%, 8/15/23		110,000	122,596

Total Municipal Bonds (Cost $61,353,806)			62,684,273

Cash Equivalents – 3.8%

Wells Fargo Advantage Government Money Market
Fund - Select Class 0.34%(a)		2,510,098	2,510,098
Total Cash Equivalents (Cost $2,510,098)			2,510,098

Total Investments in Securities (Cost $63,863,904)			65,194,371
Other Liabilities in Excess of Other Assets - (0.2%)			(153,456)

Net Assets - 100%			65,040,915

Net Asset Value Per Share			10.06

(a)	Rate presented represents the annualized 7-day yield at September 30, 2016.
(b)	Annual sinking fund.
(c)	Security designated to cover an unsettled bond purchase.
The accompanying notes form an integral part of these financial statements.
45 | Q3 2016 SEMI-ANNUAL REPORT | UNAUDITED

GOVERNMENT MONEY MARKET FUND
Schedule of Investments
September 30, 2016
U.S. Treasury – 94.7%†

	$ Principal
	Amount
	or Shares	$ Value
U.S. Treasury Bills
0.35% 10/13/16	10,000,000	9,998,867
0.25% 10/20/16	28,000,000	27,996,298
0.32% 12/01/16	15,000,000	14,991,994
0.35% 12/15/16	15,000,000	14,989,187
0.24% 12/29/16	20,000,000	19,988,356
0.31% 2/02/17	8,000,000	7,991,499

Total U.S. Treasury		95,956,201

Money Market Funds – 5.2%

Wells Fargo Advantage Money Market Funds
Government - Select Class 0.34%(a)	5,250,387	5,250,387
100% Treasury - Service Class 0.00%(a)	52,556	52,556
Total Money Market Funds		5,302,943
Total Investments in Securities (Cost $101,259,144)		101,259,144
Other Assets Less Other Liabilities – 0.1%		87,484

Net Assets - 100%		101,346,628

Net Asset Value Per Share		1.00

†	Interest rates presented represent the yield to maturity at the date of purchase.
(a)	Rate presented represents the annualized 7-day yield at September 30, 2016.
The accompanying notes form an integral part of these financial statements.
46 | Q3 2016 SEMI-ANNUAL REPORT

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47 | Q3 2016 SEMI-ANNUAL REPORT | UNAUDITED

STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2016

								Short-	Nebraska	Government
(In U.S. dollars,		Partners	Partners III				Core Plus	Intermediate	Tax-Free	Money
except share data)	Value	Value	Opportunity	Research	Hickory	Balanced	Income	Income	Income	Market
Assets:
Investments in securities at value:
Unaffiliated issuers(a)	854,252,073	772,886,233	662,465,415	27,472,032	285,949,234	114,827,634	22,485,307	1,223,446,005	65,194,371	101,259,144
Controlled affiliates(a)	—	—	8,285,500	—	—	—	—	—	—	—
	854,252,073	772,886,233	670,750,915	27,472,032	285,949,234	114,827,634	22,485,307	1,223,446,005	65,194,371	101,259,144
Accrued interest and dividends receivable	692,400	260,848	102,402	16,461	29,878	219,334	158,833	6,993,179	639,523	1,372
Due from broker	—	—	236,637,918	—	—	—	—	—	—	—
Receivable for securities sold	1,209,607	3,064,274	74,013	142,728	—	—	—	—	—	—
Receivable for fund shares sold	20,514	16,783	67,869	—	2,622	46	32,250	662,301	—	98,981
Total assets	856,174,594	776,228,138	907,633,117	27,631,221	285,981,734	115,047,014	22,676,390	1,231,101,485	65,833,894	101,359,497
Liabilities:
Dividends payable on securities sold short	—	—	883,812	—	—	—	—	—	—	—
Due to adviser	897,918	793,548	725,269	20,381	338,239	112,547	12,880	708,137	58,035	10,955
Payable for securities purchased	—	579,143	—	—	—	—	—	4,326,281	734,944	—
Payable for fund shares redeemed	294,708	365,293	1,529,661	—	96,658	—	75,000	639,907	—	27
Securities sold short(b)	—	—	227,301,600	—	—	—	—	—	—	—
Other	—	—	2,511	—	—	—	—	—	—	1,887
Total liabilities	1,192,626	1,737,984	230,442,853	20,381	434,897	112,547	87,880	5,674,325	792,979	12,869
Net assets	854,981,968	774,490,154	677,190,264	27,610,840	285,546,837	114,934,467	22,588,510	1,225,427,160	65,040,915	101,346,628
Composition of net assets:
Paid-in capital	631,596,816	608,438,208	480,830,904	27,243,950	204,991,202	100,061,167	21,781,186	1,198,607,405	63,754,616	101,346,644
Accumulated undistributed net investment income (loss)	(3,214,265)	(2,140,472)	(5,085,925)	(33,874)	(585,956)	114,420	(885)	(175,283)	1,029	—
Accumulated net realized gain (loss)	1,017,520	(5,609,955)	472,775	(448,977)	1,100,984	2,521,235	116,669	2,931,807	(45,197)	(16)

Net unrealized appreciation (depreciation) of investments	225,581,897	173,802,373	200,972,510	849,741	80,040,607	12,237,645	691,540	24,063,231	1,330,467	—
Net assets	854,981,968	774,490,154	677,190,264	27,610,840	285,546,837	114,934,467	22,588,510	1,225,427,160	65,040,915	101,346,628
Net assets(c):
Investor Class	672,790,667	482,983,201	29,284,745	27,610,840	285,546,837	114,934,467	5,647,173	86,966,261	65,040,915	101,346,628
Institutional Class	182,191,301	291,506,953	647,905,519				16,941,337	1,138,460,899
Shares outstanding(c) (d):
Investor Class	17,171,249	17,005,699	2,116,285	2,734,873	5,686,302	8,549,590	537,233	7,004,259	6,465,110	101,346,644
Institutional Class	4,629,182	10,217,059	45,920,027				1,611,579	91,539,993
Net asset value, offering and redemption price(c):
Investor Class	39.18	28.40	13.84	10.10	50.22	13.44	10.51	12.42	10.06	1.00
Institutional Class	39.36	28.53	14.11				10.51	12.44

(a) Cost of investments in securities:
Unaffiliated issuers	628,670,176	599,083,860	452,342,262	26,622,291	205,908,627	102,589,989	21,793,767	1,199,382,774	63,863,904	101,259,144
Controlled affiliates	—	—	2,899,379	—	—	—	—	—	—	—
	628,670,176	599,083,860	455,241,641	26,622,291	205,908,627	102,589,989	21,793,767	1,199,382,774	63,863,904	101,259,144
(b) Proceeds from short sales	—	—	212,764,836	—	—	—	—	—	—	—

(c)	Funds with a single share class are shown with the Investor Class
(d)	Indefinite number of no par value shares authorized

The accompanying notes form an integral part of these financial statements.
48 | Q3 2016 SEMI-ANNUAL REPORT

STATEMENTS OF OPERATIONS

Six months ended September 30, 2016

								Short-	Nebraska	Government
		Partners	Partners III				Core Plus	Intermediate	Tax-Free	Money
(In U.S. dollars)	Value	Value	Opportunity	Research	Hickory	Balanced	Income	Income	Income	Market
Investment income:
Dividends:
Unaffiliated issuers(a)	2,598,200	2,655,498	2,510,675	78,928	1,203,196	361,456	7,937	668,177	—	—
Interest	279,023	258,087	74,242	8,038	105,709	383,530	349,516	16,052,385	821,083	148,309
Total investment income	2,877,223	2,913,585	2,584,917	86,966	1,308,905	744,986	357,453	16,720,562	821,083	148,309
Expenses:
Investment advisory fees	4,059,380	3,631,977	3,451,133	134,267	1,455,216	455,366	43,199	2,476,251	130,621	207,141
Administrative fees and expenses	336,904	313,145	260,805	38,050	238,177	115,301	46,500	443,056	86,173	95,810
Shareholder servicing fees:
Investor Class	708,685	582,358	45,480	—	—	—	5,014	128,018	—	—
Institutional Class	20,287	45,858	153,376	—	—	—	6,772	601,971	—	—
Custodian fees	8,780	7,973	6,664	1,442	3,842	2,754	1,063	10,471	1,026	1,736
Dividends on securities sold short	—	—	1,973,556	—	—	—	—	—	—	—
Interest	—	—	414,879	—	—	—	—	—	—	—
Professional fees	47,177	44,833	45,411	10,667	25,581	13,597	10,285	58,848	12,243	16,363
Registration fees	28,327	29,846	30,780	8,450	14,270	11,201	25,266	35,952	3,081	12,000
Sub-transfer agent fees	108,874	70,226	55,960	12,447	51,568	17,324	20,471	64,060	12,843	16,608
Trustees fees	42,571	38,756	35,017	1,293	15,289	5,407	1,029	59,769	3,193	4,990
Other	81,593	62,768	46,193	3,889	27,122	9,241	3,952	104,562	5,763	9,939
	5,442,578	4,827,740	6,519,254	210,505	1,831,065	630,191	163,551	3,982,958	254,943	364,587
Less expenses waived/reimbursed by investment adviser	(225,275)	(272,637)	—	(89,665)	—	—	(88,114)	(34,716)	—	(297,266)
Net expenses	5,217,303	4,555,103	6,519,254	120,840	1,831,065	630,191	75,437	3,948,242	254,943	67,321
Net investment income (loss)	(2,340,080)	(1,641,518)	(3,934,337)	(33,874)	(522,160)	114,795	282,016	12,772,320	566,140	80,988
Realized and unrealized gain
(loss) on investments:
Net realized gain (loss):
Unaffiliated issuers	1,101,832	(3,169,440)	872,382	(46,314)	1,421,453	2,524,926	132,252	2,937,100	3,025	—
Options written	—	—	217,495	—	—	—	—	—	—	—
Securities sold short	—	—	(425,268)	—	—	—	—	—	—	—
Net realized gain (loss)	1,101,832	(3,169,440)	664,609	(46,314)	1,421,453	2,524,926	132,252	2,937,100	3,025	—
Net unrealized appreciation
(depreciation):
Unaffiliated issuers	19,022,345	26,563,658	34,725,100	894,261	14,287,252	61,084	591,421	10,904,522	(364,448)	—
Controlled affiliates	—	—	340,500	—	—	—	—	—	—	—
Options written	—	—	(123,115)	—	—	—	—	—	—	—
Securities sold short	—	—	(14,269,359)	—	—	—	—	—	—	—
Net unrealized appreciation (depreciation)	19,022,345	26,563,658	20,673,126	894,261	14,287,252	61,084	591,421	10,904,522	(364,448)	—
Net realized and unrealized gain (loss) on investments	20,124,177	23,394,218	21,337,735	847,947	15,708,705	2,586,010	723,673	13,841,622	(361,423)	—
Net increase (decrease) in net assets resulting from operations	17,784,097	21,752,700	17,403,398	814,073	15,186,545	2,700,805	1,005,689	26,613,942	204,717	80,988

(a) Foreign taxes withheld	—	—	2,025	4,935	2,363	5,177	—	—	—	—
The accompanying notes form an integral part of these financial statements.
49 | Q3 2016 SEMI-ANNUAL REPORT | UNAUDITED

STATEMENTS OF CHANGES IN NET ASSETS

	Value		Partners Value		Partners III Opportunity		Research
	Six months		Six months		Six months		Six months
	ended		ended		ended		ended
	Sept. 30, 2016	Year ended	Sept. 30, 2016	Year ended	Sept. 30, 2016	Year ended	Sept. 30, 2016	Year ended
(In U.S. dollars)	(Unaudited )	March 31, 2016	(Unaudited )	March 31, 2016	(Unaudited )	March 31, 2016	(Unaudited )	March 31, 2016
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	(2,340,080)	(5,668,768)	(1,641,518)	(3,630,661)	(3,934,337)	(11,360,249)	(33,874)	(91,351)
Net realized gain (loss)	1,101,832	45,923,282	(3,169,440)	65,111,036	664,609	38,357,747	(46,314)	572,511
Net unrealized appreciation (depreciation)	19,022,345	(127,672,982)	26,563,658	(175,242,703)	20,673,126	(125,288,197)	894,261	(2,749,979)
Net increase (decrease) in net assets resulting from operations	17,784,097	(87,418,468)	21,752,700	(113,762,328)	17,403,398	(98,290,699)	814,073	(2,268,819)
Distributions to shareholders from:
Net investment income(a):
Investor Class	—	—	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—	—	—
Net realized gains(a):
Investor Class	—	(96,114,658)	—	(76,768,038)	(450,948)	(6,965,155)	—	(3,079,814)
Institutional Class	—	(22,272,270)	—	(36,641,643)	(9,034,420)	(100,503,708)
Total distributions	—	(118,386,928)	—	(113,409,681)	(9,485,368)	(107,468,863)	—	(3,079,814)
Fund share transactions(a):
Investor Class	(79,190,805)	(35,765,020)	(61,730,064)	(101,270,168)	(6,421,973)	(19,153,273)	3,503,645	3,034,598
Institutional Class	(14,007,741)	31,067,130	(14,175,824)	49,259,471	(36,786,316)	(145,917,548)
Net increase (decrease) from fund share transactions	(93,198,546)	(4,697,890)	(75,905,888)	(52,010,697)	(43,208,289)	(165,070,821)	3,503,645	3,034,598
Total increase (decrease) in net assets	(75,414,449)	(210,503,286)	(54,153,188)	(279,182,706)	(35,290,259)	(370,830,383)	4,317,718	(2,314,035)
Net assets:
Beginning of period	930,396,417	1,140,899,703	828,643,342	1,107,826,048	712,480,523	1,083,310,906	23,293,122	25,607,157
End of period	854,981,968	930,396,417	774,490,154	828,643,342	677,190,264	712,480,523	27,610,840	23,293,122
Undistributed net investment income (loss)	(3,214,265)	(874,185)	(2,140,472)	(498,954)	(5,085,925)	(1,151,588)	(33,874)	—

(a)	Funds with a single share class are shown with the Investor Class

The accompanying notes form an integral part of these financial statements.
50 | Q3 2016 SEMI-ANNUAL REPORT

Hickory		Balanced		Core Plus Income		Short-Intermediate Income		Nebraska Tax-Free Income		Government Money Market
Six months		Six months		Six months		Six months		Six months		Six months
ended	Year	ended	Year	ended	Year	ended	Year	ended	Year	ended	Year
Sept. 30, 2016	ended March 31,	Sept. 30, 2016	ended March 31,	Sept. 30, 2016	ended March 31,	Sept. 30, 2016	ended March 31,	Sept. 30, 2016	ended March 31,	Sept. 30, 2016	ended March 31,
(Unaudited )	2016	(Unaudited )	2016	(Unaudited )	2016	(Unaudited )	2016	(Unaudited )	2016	(Unaudited )	2016

(522,160)	(1,821,440)	114,795	132,760	282,016	448,471	12,772,320	26,437,556	566,140	1,218,149	80,988	34,044
1,421,453	14,571,440	2,524,926	2,532,944	132,252	13,160	2,937,100	2,192,903	3,025	(47,460)	—	2,803

14,287,252	(54,136,676)	61,084	(3,651,050)	591,421	(75,908)	10,904,522	(18,344,976)	(364,448)	(413,154)	—	—

15,186,545	(41,386,676)	2,700,805	(985,346)	1,005,689	385,723	26,613,942	10,285,483	204,717	757,535	80,988	36,847

—	—	(141,652)	—	(65,882)	(100,913)	(814,549)	(1,922,796)	(567,054)	(1,254,130)	(80,988)	(34,044)
				(218,284)	(350,624)	(12,139,162)	(25,323,122)

—	(48,187,197)	(825,604)	(5,916,094)	—	(7,599)	(19,773)	(359,372)	—	—	—	(1,937)
				—	(24,826)	(264,894)	(4,183,664)

—	(48,187,197)	(967,256)	(5,916,094)	(284,166)	(483,962)	(13,238,378)	(31,788,954)	(567,054)	(1,254,130)	(80,988)	(35,981)

(27,809,435)	(57,423,156)	1,713,308	(7,188,984)	665,919	881,537	(14,948,296)	(11,077,521)	1,269,513	(5,371,199)	(5,342,054)	(1,765,423)
				1,283,863	3,379,933	(29,001,668)	(116,650,272)

(27,809,435)	(57,423,156)	1,713,308	(7,188,984)	1,949,782	4,261,470	(43,949,964)	(127,727,793)	1,269,513	(5,371,199)	(5,342,054)	(1,765,423)

(12,622,890)	(146,997,029)	3,446,857	(14,090,424)	2,671,305	4,163,231	(30,574,400)	(149,231,264)	907,176	(5,867,794)	(5,342,054)	(1,764,557)
298,169,727	445,166,756	111,487,610	125,578,034	19,917,205	15,753,974	1,256,001,560	1,405,232,824	64,133,739	70,001,533	106,688,682	108,453,239

285,546,837	298,169,727	114,934,467	111,487,610	22,588,510	19,917,205	1,225,427,160	1,256,001,560	65,040,915	64,133,739	101,346,628	106,688,682

(585,956)	(63,796)	114,420	141,277	(885)	1,265	(175,283)	6,108	1,029	1,943	—	—

The accompanying notes form an integral part of these financial statements.
51 | Q3 2016 SEMI-ANNUAL REPORT | UNAUDITED

STATEMENT OF CASH FLOWS

	Partners III Opportunity

(In U.S. dollars)	Six months ended September 30, 2016

	Increase (decrease) in cash:

	Cash flows from operating activities:
	Net increase in net assets from operations	17,403,398
	Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
	Purchases of investment securities	(44,633,468)
	Proceeds from sale of investment securities	75,296,805
	Short positions covered	(3,683,627)
	Sale of short-term investment securities, net	33,222,074
	Net unrealized appreciation on investments, options and short sales	(20,673,126)
	Net realized gain on investments, options and short sales	(664,609)
	Increase in accrued interest and dividends receivable	(22,634)
	Increase in due from broker	(6,922,982)
	Decrease in receivable for securities sold	2,042,169
	Decrease in receivable for fund shares sold	193,510
	Decrease in dividends payable on securities sold short	(3,309)
	Decrease in due to adviser	(46,100)
	Increase in payable for fund shares redeemed	1,187,203
	Decrease in other liabilities	(1,647)
	Net cash provided by operating activities	52,693,657

	Cash flows from financing activities:
	Proceeds from sales of fund shares	17,063,265
	Payments for redemptions of fund shares	(69,284,395)
	Cash distributions to shareholders	(472,527)
	Net cash used in financing activities	(52,693,657)

	Net increase (decrease) in cash	—
	Cash:
	Balance, beginning of period	—

	Balance, end of period	—
	Supplemental disclosure of cash flow information:
	Cash payments for interest	416,526

	Noncash financing activities:
	Reinvestment of shareholder distributions	9,012,841
The accompanying notes form an integral part of these financial statements.
52 | Q3 2016 SEMI-ANNUAL REPORT

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53 | Q3 2016 SEMI-ANNUAL REPORT | UNAUDITED

FINANCIAL HIGHLIGHTS
The following financial information provides selected data, in U.S. dollars, for a share outstanding throughout the periods indicated.

		Income (loss) from Investment Operations				Distributions
				Net gain (loss )		Dividends
				on securities	Total from	from net	Distributions
Years ended March 31,	Net asset value,	Net investment		(realized	investment	investment	from	Total
unless otherwise noted	beginning of period	income (loss	)	and unrealized )	operations	income	realized gains	distributions
Value - Investor Class
Six months ended 9/30/2016	38.43	(0.11	)(a)	0.86	0.75	—	—	—
2016	46.93	(0.25	)(a)	(3.27)	(3.52)	—	(4.98)	(4.98)
2015	46.20	(0.24	)(a)	4.76	4.52	—	(3.79)	(3.79)
2014	38.61	(0.17)		7.76	7.59	—	—	—
2013	32.98	(0.02)		5.68	5.66	(0.03)	—	(0.03)
2012	30.07	0.04		2.94	2.98	(0.07)	—	(0.07)

Value - Institutional Class
Six months ended 9/30/2016	38.56	(0.07	)(a)	0.87	0.80	—	—	—
2016	46.99	(0.17	)(a)	(3.28)	(3.45)	—	(4.98)	(4.98)
Eight months ended 3/31/2015(b)	44.80	(0.26	)(a)	4.50	4.24	—	(2.05)	(2.05)

Partners Value - Investor Class
Six months ended 9/30/2016	27.66	(0.07	)(a)	0.81	0.74	—	—	—
2016	35.05	(0.14	)(a)	(3.47)	(3.61)	—	(3.78)	(3.78)
2015	33.20	(0.14	)(a)	3.09	2.95	—	(1.10)	(1.10)
2014	27.75	(0.14)		5.59	5.45	—	—	—
2013	23.25	(0.06)		4.56	4.50	—	—	—
2012	22.05	(0.07)		1.27	1.20	—	—	—

Partners Value - Institutional Class
Six months ended 9/30/2016	27.75	(0.04	)(a)	0.82	0.78	—	—	—
2016	35.09	(0.08	)(a)	(3.48)	(3.56)	—	(3.78)	(3.78)
Eight months ended 3/31/2015(b)	33.22	(0.11	)(a)	2.91	2.80	—	(0.93)	(0.93)

Partners III Opportunity - Investor Class
Six months ended 9/30/2016	13.73	(0.11	)(a)	0.41	0.30	—	(0.19)	(0.19)
2016	17.12	(0.25	)(a)	(1.30)	(1.55)	—	(1.84)	(1.84)
2015	16.43	(0.22	)(a)	1.41	1.19	—	(0.50)	(0.50)
2014	14.26	(0.17	)(a)	2.71	2.54	—	(0.37)	(0.37)
2013	12.90	(0.12	)(a)	2.40	2.28	—	(0.92)	(0.92)
Eight months ended 3/31/2012(c)	12.08	(0.09	)(a)	0.91	0.82	—	—	—

Partners III Opportunity - Institutional Class
Six months ended 9/30/2016	13.96	(0.08	)(a)	0.42	0.34	—	(0.19)	(0.19)
2016	17.31	(0.19	)(a)	(1.32)	(1.51)	—	(1.84)	(1.84)
2015	16.55	(0.17	)(a)	1.43	1.26	—	(0.50)	(0.50)
2014	14.33	(0.12	)(a)	2.71	2.59	—	(0.37)	(0.37)
2013	12.93	(0.08	)(a)	2.40	2.32	—	(0.92)	(0.92)
2012	12.63	(0.07	)(a)	0.67	0.60	—	(0.30)	(0.30)

Research
Six months ended 9/30/2016	9.79	(0.01)		0.32	0.31	—	—	—
2016	12.21	(0.04)		(0.95)	(0.99)	—	(1.43)	(1.43)
2015	12.76	(0.02)		1.46	1.44	—	(1.99)	(1.99)
2014	10.83	(0.03)		2.35	2.32	— #	(0.39)	(0.39)
2013	11.07	0.01		0.65	0.66	(0.01)	(0.89)	(0.90)
2012	10.38	0.01		1.20	1.21	(0.01)	(0.51)	(0.52)

*	Annualized
†	Not Annualized
#	Amount less than $0.01
(a)	Based on average daily shares outstanding
(b)	Initial offering of shares on July 31, 2014
(c)	Initial offering of shares on August 1, 2011
(d)
Included in the expense ratio is 0.12%, 0.27%, 0.24%, 0.11%, 0.14% and 0.12% related to interest expense and 0.56%, 0.50%, 0.29%, 0.16%, 0.28% and 0.24% related to dividend expense on securities sold short for the periods ended September 30, 2016, March 31, 2016, 2015, 2014, 2013 and 2012, respectively.

(e)
Included in the expense ratio is 0.12%, 0.27%, 0.24%, 0.12%, 0.14% and 0.11% related to interest expense and 0.57%, 0.51%, 0.29%, 0.15%, 0.27% and 0.18% related to dividend expense on securities sold short for the periods ended September 30, 2016, March 31, 2016, 2015, 2014, 2013 and 2012, respectively.

The accompanying notes form an integral part of these financial statements.
54 | Q3 2016 SEMI-ANNUAL REPORT

	Ratios/Supplemental Data
				Ratio of expenses to average net assets
								Ratio of net
								investment income	Portfolio
Net asset value,			Net assets, end of	Prior to fee		Net of fee		(loss) to average	turnover
end of period	Total Return (%)		period ($000)	waivers (%)		waivers (%)		net assets (%)	rate (%)

39.18	1.95	†	672,791	1.24	*	1.20	*	(0.56)*	13	†
38.43	(8.05)		738,086	1.23		1.18		(0.59)	47
46.93	10.19		940,646	1.20		1.18		(0.54)	36
46.20	19.66		1,167,282	1.18		1.18		(0.41)	19
38.61	17.20		1,013,552	1.20		1.20		(0.07)	20
32.98	9.94		1,011,671	1.20		1.20		0.11	31

39.36	2.07	†	182,191	1.10	*	0.99	*	(0.35)*	13	†
38.56	(7.88)		192,310	1.08		0.99		(0.39)	47
46.99	9.57	†	200,254	1.08	*	0.99	*	(0.87)*	36

28.40	2.68	†	482,983	1.27	*	1.21	*	(0.49)*	9	†
27.66	(10.61)		531,353	1.26		1.18		(0.45)	31
35.05	8.99		789,853	1.22		1.18		(0.42)	26
33.20	19.64		1,074,499	1.18		1.18		(0.46)	19
27.75	19.35		844,213	1.19		1.19		(0.25)	24
23.25	5.44		707,174	1.20		1.20		(0.32)	31

28.53	2.81	†	291,507	1.08	*	0.99	*	(0.27)*	9	†
27.75	(10.45)		297,290	1.07		0.99		(0.25)	31
35.09	8.51	†	317,973	1.05	*	0.99	*	(0.49)*	26

13.84	2.29	†	29,285	2.36	*(d)	2.36	*(d)	(1.61)*	8	†
13.73	(9.56)		35,461	2.33	(d)	2.33	(d)	(1.63)	46
17.12	7.38		68,490	2.06	(d)	2.01	(d)	(1.33)	45
16.43	17.94		78,586	1.84	(d)	1.68	(d)	(1.10)	20
14.26	18.81		19,702	2.25	(d)	1.85	(d)	(0.93)	32
12.90	6.79	†	11,497	2.31	*(d)	1.80	*(d)	(1.06)*	44

14.11	2.54	†	647,906	1.87	*(e)	1.87	*(e)	(1.12)*	8	†
13.96	(9.20)		677,019	1.95	(e)	1.95	(e)	(1.26)	46
17.31	7.76		1,014,821	1.69	(e)	1.69	(e)	(1.00)	45
16.55	18.20		1,163,661	1.43	(e)	1.43	(e)	(0.78)	20
14.33	19.08		664,770	1.59	(e)	1.59	(e)	(0.61)	32
12.93	4.92		609,424	1.48	(e)	1.48	(e)	(0.61)	44

10.10	3.17	†	27,611	1.57	*	0.90	*	(0.25)*	28	†
9.79	(8.77)		23,293	1.62		0.90		(0.39)	73
12.21	12.22		25,607	1.59		0.90		(0.21)	76
12.76	21.40		24,258	1.58		0.90		(0.28)	58
10.83	7.02		19,119	1.70		0.90		0.10	97
11.07	12.32		16,299	1.83		0.90		0.15	124
The accompanying notes form an integral part of these financial statements.
55 | Q3 2016 SEMI-ANNUAL REPORT | UNAUDITED

FINANCIAL HIGHLIGHTS (CONTINUED)
The following financial information provides selected data, in U.S. dollars, for a share outstanding throughout the periods indicated.

		Income (loss) from Investment Operations					Distributions
				Net gain (loss )			Dividends
				on securities	Total from		from net	Distributions
Years ended March 31,	Net asset value,	Net investment		(realized	investment		investment	from	Total
unless otherwise noted	beginning of period	income (loss)		and unrealized)	operations		income	realized gains	distributions
Hickory
Six months ended 9/30/2016	47.59	(0.09)		2.72	2.63		—	—	—
2016	59.51	(0.30)		(4.79)	(5.09)		—	(6.83)	(6.83)
2015	57.87	(0.35)		5.00	4.65		—	(3.01)	(3.01)
2014	50.22	(0.34)		7.99	7.65		—	—	—
2013	42.53	(0.25)		7.94	7.69		—	—	—
2012	41.12	(0.26)		1.67	1.41		—	—	—

Balanced
Six months ended 9/30/2016	13.24	0.02		0.30	0.32		(0.02)	(0.10)	(0.12)
2016	14.07	0.02		(0.13)	(0.11)		—	(0.72)	(0.72)
2015	14.22	(0.02)		0.54	0.52		—	(0.67)	(0.67)
2014	13.58	(0.03)		1.34	1.31		— #	(0.67)	(0.67)
2013	12.39	0.04		1.20	1.24		(0.05)	—	(0.05)
2012	11.74	0.06		0.67	0.73		(0.08)	—	(0.08)

Core Plus Income - Investor Class
Six months ended 9/30/2016	10.15	0.13	(a)	0.36	0.49		(0.13)	—	(0.13)
2016	10.21	0.22	(a)	(0.04)	0.18		(0.22)	(0.02)	(0.24)
Eight months ended 3/31/2015(b)	10.00	0.09	(a)	0.20	0.29		(0.08)	—	(0.08)

Core Plus Income - Institutional Class
Six months ended 9/30/2016	10.15	0.14	(a)	0.36	0.50		(0.14)	—	(0.14)
2016	10.20	0.25	(a)	(0.04)	0.21		(0.24)	(0.02)	(0.26)
Eight months ended 3/31/2015(b)	10.00	0.10	(a)	0.20	0.30		(0.10)	—	(0.10)

Short-Intermediate Income - Investor Class
Six months ended 9/30/2016	12.28	0.11	(a)	0.15	0.26		(0.12)	— #	(0.12)
2016	12.48	0.22	(a)	(0.15)	0.07		(0.23)	(0.04)	(0.27)
2015	12.49	0.19	(a)	0.02	0.21		(0.21)	(0.01)	(0.22)
2014	12.67	0.19	(a)	(0.15)	0.04		(0.22)	—	(0.22)
2013	12.47	0.17	(a)	0.26	0.43		(0.23)	— #	(0.23)
Eight months ended 3/31/2012(c)	12.51	0.12	(a)	0.02	0.14		(0.18)	—	(0.18)

Short-Intermediate Income - Institutional Class
Six months ended 9/30/2016	12.30	0.13	(a)	0.14	0.27		(0.13)	— #	(0.13)
2016	12.50	0.25	(a)	(0.15)	0.10		(0.26)	(0.04)	(0.30)
2015	12.51	0.22	(a)	0.02	0.24		(0.24)	(0.01)	(0.25)
2014	12.68	0.22	(a)	(0.15)	0.07		(0.24)	—	(0.24)
2013	12.48	0.19	(a)	0.26	0.45		(0.25)	— #	(0.25)
2012	12.39	0.23	(a)	0.13	0.36		(0.27)	—	(0.27)

Nebraska Tax-Free Income
Six months ended 9/30/2016	10.12	0.09		(0.06)	0.03		(0.09)	—	(0.09)
2016	10.19	0.18		(0.06)	0.12		(0.19)	—	(0.19)
2015	10.19	0.22		— #	0.22		(0.22)	—	(0.22)
2014	10.44	0.23		(0.20)	0.03		(0.23)	(0.05)	(0.28)
2013	10.44	0.21		0.01	0.22		(0.21)	(0.01)	(0.22)
2012	10.09	0.25		0.36	0.61		(0.26)	— #	(0.26)

Government Money Market
Six months ended 9/30/2016	1.00	0.001		—	0.001		(0.001)	—	(0.001)
2016	1.00	—	^	— ^	—	^	— ^	— ^	— ^
2015	1.00	—	^	— ^	—	^	— ^	—	— ^
2014	1.00	—	^	— ^	—	^	— ^	— ^	— ^
2013	1.00	—	^	— ^	—	^	— ^	— ^	— ^
2012	1.00	—	^	— ^	—	^	— ^	— ^	— ^

*	Annualized
†	Not Annualized
#	Amount less than $0.01
^	Amount less than $0.001
(a)	Based on average daily shares outstanding
(b)	Initial offering of shares on July 31, 2014
(c)	Initial offering of shares on August 1, 2011
The accompanying notes form an integral part of these financial statements.
56 | Q3 2016 SEMI-ANNUAL REPORT

	Ratios/Supplemental Data
				Ratio of expenses to average net assets
								Ratio of net
								investment income		Portfolio
Net asset value,			Net assets, end of	Prior to fee		Net of fee		(loss) to average		turnover
end of period	Total Return (%)		period ($000)	waivers (%)		waivers (%)		net assets (%)		rate (%)

50.22	5.53	†	285,547	1.26	*	1.26	*	(0.36	)*	4	†
47.59	(9.04)		298,170	1.24		1.24		(0.50)		27
59.51	8.31		445,167	1.23		1.23		(0.54)		26
57.87	15.23		517,640	1.22		1.22		(0.62)		30
50.22	18.08		432,086	1.26		1.26		(0.62)		32
42.53	3.43		330,257	1.27		1.27		(0.64)		38

13.44	2.40	†	114,934	1.11	*	1.11	*	0.20	*	9	†
13.24	(0.80)		111,488	1.11		1.11		0.12		35
14.07	3.73		125,578	1.09		1.09		(0.12)		37
14.22	9.86		126,904	1.10		1.10		(0.20)		36
13.58	10.02		98,105	1.12		1.12		0.30		47
12.39	6.25		88,531	1.14		1.14		0.51		46

10.51	4.81	†	5,647	2.24	*	0.85	*	2.46	*	24	†
10.15	1.78		4,809	2.35		0.85		2.20		26
10.21	2.90	†	3,950	3.17	*	0.85	*	1.39	*	8	†

10.51	4.91	†	16,941	1.28	*	0.65	*	2.66	*	24	†
10.15	2.06		15,108	1.37		0.65		2.39		26
10.20	2.96	†	11,804	2.54	*	0.65	*	1.56	*	8	†

12.42	2.13	†	86,966	0.93	*	0.85	*	1.85	*	19†
12.28	0.58		100,948	0.91		0.85		1.77		23
12.48	1.64		113,709	0.89		0.84		1.51		30
12.49	0.35		111,675	0.91		0.81		1.55		36
12.67	3.46		78,418	0.97		0.82		1.36		37
12.47	1.11	†	53,090	1.15	*	0.80	*	1.58	*	44

12.44	2.25	†	1,138,461	0.62	*	0.62	*	2.08	*	19	†
12.30	0.83		1,155,054	0.62		0.62		2.00		23
12.50	1.88		1,291,524	0.61		0.61		1.73		30
12.51	0.56		1,427,037	0.61		0.61		1.73		36
12.68	3.69		1,424,860	0.62		0.62		1.55		37
12.48	2.93		1,402,505	0.61		0.61		1.84		44

10.06	0.28	†	65,041	0.78	*	0.78	*	1.73	*	13	†
10.12	1.20		64,134	0.78		0.78		1.82		13
10.19	2.14		70,002	0.75		0.75		2.14		12
10.19	0.33		70,268	0.73		0.73		2.11		2
10.44	2.02		103,764	0.70		0.70		1.97		14
10.44	6.14		93,589	0.71		0.71		2.43		8

1.00	0.08	†	101,347	0.70	*	0.13	*	0.16	*
1.00	0.03		106,689	0.70		0.05		0.03
1.00	0.01		108,453	0.67		0.01		0.01
1.00	0.01		124,158	0.67		0.03		0.01
1.00	0.03		107,918	0.70		0.04		0.03
1.00	0.03		77,367	0.72		0.01		0.03

The accompanying notes form an integral part of these financial statements.
57 | Q3 2016 SEMI-ANNUAL REPORT | UNAUDITED

NOTES TO FINANCIAL STATEMENTS
September 30, 2016
(1) Organization
The Weitz Funds (the "Trust") is registered under the Investment Company Act of 1940 as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At September 30, 2016, the Trust had ten series in operation: Value Fund, Partners Value Fund, Partners III Opportunity Fund, Research Fund, Hickory Fund, Balanced Fund, Core Plus Income Fund, Short-Intermediate Income Fund, Nebraska Tax-Free Income Fund and Government Money Market Fund (individually, a "Fund", collectively, the "Funds").
Currently, the Value, Partners Value, Partners III Opportunity, Core Plus Income and Short-Intermediate Income Funds each offer two classes of shares: Institutional Class and Investor Class shares. Each class of shares has identical rights and privileges, except with respect to certain class specific expenses such as administration and shareholder servicing fees, voting rights on matters affecting a single class of shares and exchange privileges. Income, realized and unrealized gains and losses, and expenses of the Funds not directly attributable to a specific class of shares are allocated to the two classes on the basis of daily net assets of each class. Fees and expenses relating to a specific class are charged directly to that share class. All other Funds offer one class of shares.
The investment objective of the Value, Partners Value, Partners III Opportunity, Research and Hickory Funds (the "Weitz Equity Funds") is capital appreciation.
The investment objectives of the Balanced Fund are long-term capital appreciation and capital preservation.
The investment objectives of the Core Plus Income Fund are current income and capital preservation.
The investment objective of the Short-Intermediate Income Fund is current income consistent with the preservation of capital.
The investment objective of the Nebraska Tax-Free Income Fund is to provide a high level of current income that is exempt from both federal and Nebraska personal income taxes.
The investment objective of the Government Money Market Fund is current income consistent with the preservation of capital and maintenance of liquidity.
Investment strategies and risk factors of each Fund are discussed in the Funds' Prospectus.
(2) Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States.
(a) Valuation of Investments
Investments are carried at value determined using the following valuation methods:

•
Securities traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and ask prices; securities listed on the NASDAQ exchange are valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sales price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price.

•
Short sales traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, short sales are valued at the mean between the latest available and representative bid and ask prices.

•	Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices, if available.

•
The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

•	The value of a traded option is the last sales price at which such option is traded or, in the absence of a sale on or about the close of the exchange, the mean of the closing bid and ask prices.

•	Money market funds are valued at the quoted net asset value. Short-term securities are valued at amortized cost, which approximates current value.

•
The value of securities for which market quotations are not readily available or are deemed unreliable, including restricted and not readily marketable securities, is determined in good faith in accordance with procedures approved by the Trust's Board of Trustees. Such valuation procedures and methods for valuing securities may include, but are not limited to: multiple of earnings, multiple of book value, discount from value of a similar freely-traded security, purchase price, private transaction in the security or related securities, the nature and duration of restrictions on disposition of the security and a combination of these and other factors.

•
Investment securities held by the Government Money Market Fund are carried at amortized cost, which approximates market value. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, amortized cost, as defined, is a method of valuing securities at acquisition cost, adjusted for amortization of premium or accretion of discount.

The Trust has established a Pricing Committee, composed of officers and employees of Weitz Investment Management, Inc., to supervise the daily valuation process. The Board of Trustees has also established a Valuation Committee, composed of the independent Trustees, to oversee the Pricing Committee and the valuation process. The Pricing Committee provides oversight of the approved procedures, evaluates the effectiveness of the pricing policies and reports to the Valuation Committee of the Board of Trustees. When determining the reliability of third party pricing information, the Pricing Committee, among other things, monitors the daily change in prices and reviews transactions among market participants.
(b) Option Transactions
The Funds, except for the Government Money Market Fund, may purchase put or call options. When a Fund purchases an option, an amount equal to the premium paid is recorded as an asset and is subsequently marked-to-market daily. Premiums paid for purchasing options that expire unexercised are recognized on the expiration date as realized losses. If an option is exercised, the premium paid is subtracted from the proceeds of the sale or added to the cost of the purchase to determine whether a Fund has realized a gain or loss on the related investment transaction. When a Fund enters into a closing transaction, a Fund realizes a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium paid.
The Funds, except for the Government Money Market Fund, may write put or call options. When a Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market daily. Premiums received for writing options that expire unexercised are recognized on the expiration date as realized gains. If an option is exercised, the premium received is subtracted from the cost of the purchase or added to the proceeds of the sale to determine whether a Fund has realized a gain or loss on the related investment transaction.
58 | Q3 2016 SEMI-ANNUAL REPORT

When a Fund enters into a closing transaction, a Fund realizes a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium received.
The Funds attempt to limit market risk and enhance their income by writing (selling) covered call options. The risk in writing a covered call option is that a Fund gives up the opportunity of profit if the market price of the financial instrument increases. A Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a put option is that a Fund is obligated to purchase the financial instrument underlying the option at prices which may be significantly different than the current market price.
(c) Securities Sold Short
The Funds, except for the Government Money Market Fund, may engage in selling securities short, which obligates a Fund to replace a security borrowed by purchasing the same security at the current market value. A Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund realizes a gain if the price of the security declines between those dates.
(d) Federal Income Taxes
It is the policy of each Fund to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders; therefore, no provision for income or excise taxes is required.
Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Funds.
The Funds have reviewed their tax positions taken on federal income tax returns, for each of the three open tax years and as of September 30, 2016, and have determined that no provisions for income taxes are required in the Funds' financial statements.
(e) Securities Transactions
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains or losses are determined by specifically identifying the security sold.
Income dividends less foreign tax withholding (if any), dividends on short positions and distributions to shareholders are recorded on the ex-dividend date. Interest, including amortization of discount or premium, is accrued as earned.
(f) Dividend Policy
The Funds declare and distribute income dividends and capital gains distributions as may be required to qualify as a regulated investment company under the Internal Revenue Code.
Generally, the Core Plus Income, Short-Intermediate Income and Nebraska Tax-Free Income Funds pay income dividends on a quarterly basis. The Government Money Market Fund declares dividends daily and pays dividends monthly. All dividends and distributions are reinvested automatically, unless the shareholder elects otherwise.
(g) Other
Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Trust are prorated to each Fund on the basis of relative net assets or another appropriate basis. Income, realized and unrealized gains and losses and expenses (other than class specific expenses) are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as transfer agent fees and registration fees.
(h) Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.
(3) Fund Share Transactions

	Six months ended September 30, 2016		Year ended March 31, 2016
	Shares	$ Amount	Shares	$ Amount
Value - Investor Class
Sales	126,971	4,937,064	638,000	26,869,406
Redemptions	(2,161,287)	(84,127,869)	(3,695,435)	(155,173,028)
Reinvestment of distributions	—	—	2,217,973	92,538,602
Net increase (decrease)	(2,034,316)	(79,190,805)	(839,462)	(35,765,020)

Value - Institutional Class
Sales	166,095	6,482,578	508,269	21,918,589
Redemptions	(523,927)	(20,490,319)	(294,560)	(12,195,895)
Reinvestment of distributions	—	—	511,237	21,344,436
Net increase (decrease)	(357,832)	(14,007,741)	724,946	31,067,130

Partners Value - Investor Class
Sales	315,542	8,742,816	1,216,876	37,229,570
Redemptions	(2,523,094)	(70,472,880)	(7,018,414)	(211,651,681)
Reinvestment of distributions	—	—	2,478,836	73,151,943
Net increase (decrease)	(2,207,552)	(61,730,064)	(3,322,702)	(101,270,168)
59 | Q3 2016 SEMI-ANNUAL REPORT | UNAUDITED

	Six months ended September 30, 2016		Year ended March 31, 2016
	Shares	$ Amount	Shares	$ Amount
Partners Value - Institutional Class
Sales	373,636	10,418,114	1,408,442	42,031,989
Redemptions	(869,243)	(24,593,938)	(831,059)	(24,266,381)
Reinvestment of distributions	—	—	1,074,600	31,493,863
Net increase (decrease)	(495,607)	(14,175,824)	1,651,983	49,259,471

Partners III Opportunity - Investor Class
Sales	88,773	1,221,477	787,638	11,832,353
Redemptions	(589,858)	(8,085,588)	(2,660,062)	(37,766,982)
Reinvestment of distributions	33,751	442,138	454,392	6,781,356
Net increase (decrease)	(467,334)	(6,421,973)	(1,418,032)	(19,153,273)

Partners III Opportunity - Institutional Class
Sales	1,146,732	15,841,788	4,944,586	73,695,720
Redemptions	(4,380,552)	(61,198,807)	(21,424,637)	(315,779,946)
Reinvestment of distributions	642,482	8,570,703	6,359,601	96,166,678
Net increase (decrease)	(2,591,338)	(36,786,316)	(10,120,450)	(145,917,548)

Research
Sales	379,064	3,723,816	79,345	819,186
Redemptions	(22,263)	(220,171)	(86,008)	(857,483)
Reinvestment of distributions	—	—	288,209	3,072,895
Net increase (decrease)	356,801	3,503,645	281,546	3,034,598

Hickory
Sales	203,696	9,762,382	396,695	20,673,746
Redemptions	(782,333)	(37,571,817)	(2,521,703)	(124,823,500)
Reinvestment of distributions	—	—	909,598	46,726,598
Net increase (decrease)	(578,637)	(27,809,435)	(1,215,410)	(57,423,156)

Balanced
Sales	292,853	3,931,807	491,175	6,519,277
Redemptions	(237,458)	(3,174,715)	(1,430,350)	(19,557,267)
Reinvestment of distributions	72,661	956,216	437,254	5,849,006
Net increase (decrease)	128,056	1,713,308	(501,921)	(7,188,984)

Core Plus Income - Investor Class
Sales	89,486	934,368	103,418	1,049,187
Redemptions	(32,135)	(333,600)	(27,627)	(276,162)
Reinvestment of distributions	6,211	65,151	10,824	108,512
Net increase (decrease)	63,562	665,919	86,615	881,537

Core Plus Income - Institutional Class
Sales	177,594	1,845,776	381,505	3,887,905
Redemptions	(74,928)	(780,197)	(87,637)	(883,422)
Reinvestment of distributions	20,808	218,284	37,456	375,450
Net increase (decrease)	123,474	1,283,863	331,324	3,379,933

Short-Intermediate Income - Investor Class
Sales	1,236,686	15,347,322	2,127,886	26,223,023
Redemptions	(2,517,731)	(31,126,139)	(3,208,886)	(39,575,247)
Reinvestment of distributions	66,924	830,521	185,365	2,274,703
Net increase (decrease)	(1,214,121)	(14,948,296)	(895,635)	(11,077,521)
60 | Q3 2016 SEMI-ANNUAL REPORT

	Six months ended September 30, 2016		Year ended March 31, 2016
	Shares	$ Amount	Shares	$ Amount
Short-Intermediate Income - Institutional Class
Sales	8,032,579	99,881,498	18,650,517	230,471,447
Redemptions	(11,335,540)	(140,919,419)	(30,419,689)	(375,584,635)
Reinvestment of distributions	968,346	12,036,253	2,315,263	28,462,916
Net increase (decrease)	(2,334,615)	(29,001,668)	(9,453,909)	(116,650,272)

Nebraska Tax-Free Income
Sales	447,289	4,533,927	663,014	6,729,520
Redemptions	(376,492)	(3,817,546)	(1,304,161)	(13,238,682)
Reinvestment of distributions	54,793	553,132	112,526	1,137,963
Net increase (decrease)	125,590	1,269,513	(528,621)	(5,371,199)

Government Money Market
Sales	21,940,726	21,940,726	61,508,489	61,508,489
Redemptions	(27,352,581)	(27,352,581)	(63,306,051)	(63,306,051)
Reinvestment of distributions	69,801	69,801	32,139	32,139
Net increase (decrease)	(5,342,054)	(5,342,054)	(1,765,423)	(1,765,423)
4) Related Party Transactions
Each Fund has retained Weitz Investment Management, Inc. (the "Adviser") as its investment adviser. In addition, the Trust has an agreement with Weitz Securities, Inc. (the "Distributor"), a company under common control with the Adviser, to act as distributor for shares of the Trust. Certain officers of the Trust are also officers and directors of the Adviser and the Distributor.
Under the terms of management and investment advisory agreements, the Adviser is paid a monthly fee based on average daily net assets. The annual investment advisory fee schedule for each of the Weitz Equity Funds is as follows:
Value and Partners Value Funds:

	Greater Than	Less Than or Equal To	Rate
	$0	$1,000,000,000	0.90%
	1,000,000,000	2,000,000,000	0.85%
	2,000,000,000	3,000,000,000	0.80%
	3,000,000,000	5,000,000,000	0.75%
	5,000,000,000		0.70%
Partners III Opportunity Fund:
	Greater Than	Less Than or Equal To	Rate
	$0	$1,000,000,000	1.00%
	1,000,000,000	2,000,000,000	0.95%
	2,000,000,000	3,000,000,000	0.90%
	3,000,000,000	5,000,000,000	0.85%
	5,000,000,000		0.80%
Research and Hickory Funds:
	Greater Than	Less Than or Equal To	Rate
	$0	$2,500,000,000	1.00%
	2,500,000,000	5,000,000,000	0.90%
	5,000,000,000		0.80%
The Balanced Fund pays the Adviser, on a monthly basis, an annual advisory fee equal to 0.80% of the Fund's average daily net assets.
The Core Plus Income, Short-Intermediate Income, Nebraska Tax-Free Income and Government Money Market Funds each pay the Adviser, on a monthly basis, an annual advisory fee equal to 0.40% of the respective Fund's average daily net assets.
The Adviser also provides administrative services, including shareholder administrative services, to each Fund pursuant to agreements which provide that the Funds will pay the Adviser a monthly fee based on the average daily net assets of each respective Fund and/or a fee per account, plus third party expenses directly related to providing such services.
Through July 31, 2017, the Adviser has agreed in writing to reimburse the Research and Government Money Market Funds or to pay directly a portion of the Funds' expenses to the extent that total expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) exceed 0.90% and 0.20%, respectively, of each Fund's average daily net assets. In addition, for the six months ended September 30, 2016, the Adviser voluntarily reimbursed expenses to limit the expenses of the Government Money Market Fund to 0.13% of the Fund's average daily net assets. The expenses reimbursed by the Adviser for the Research and Government Money Market Funds for the six months ended September 30, 2016, were $89,665 and $297,266, respectively.
Through July 31, 2017, the Adviser has agreed in writing to reimburse the Value and Partners Value Funds or to pay directly a portion of each Fund's expenses to the extent that each Class' total annual fund operating expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) exceed 1.30% and 0.99% of the Investor and Institutional Class shares' average daily net assets, respectively.
Through July 31, 2017, the Adviser has agreed in writing to reimburse the Core Plus Income Fund or to pay directly a portion of the Fund's expenses to the extent that each Class' total annual fund operating expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) exceed 0.85% and 0.65% of the Investor and Institutional Class shares' average daily net assets, respectively.
Through July 31, 2017, the Adviser has agreed in writing to reimburse the Short-Intermediate Income Fund or to pay directly a portion of the Fund's Investor Class expenses to the extent that the Fund's Investor Class total annual fund operating expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) exceed 0.85% of the Investor Class shares average daily net assets.
The expenses reimbursed by the Adviser for the Value, Partners Value, Core Plus Income and Short-Intermediate Income Funds for the six months ended September 30, 2016, were $119,932; $145,492; $36,332; $34,716 for the Investor Class shares and $105,343; $127,415; $51,782; $0 for the Institutional Class shares, respectively.
As of September 30, 2016, the controlling shareholder of the Adviser held shares totaling approximately 29%, 74%, 17%, 37%, 35%, 62% and 11% of the Partners III Opportunity, Research, Hickory, Balanced, Core Plus Income, Nebraska Tax-Free Income and Government Money Market Funds, respectively.
61 | Q3 2016 SEMI-ANNUAL REPORT | UNAUDITED

(5) Distributions to Shareholders and Distributable Earnings
The tax character of distributions paid by the Funds are summarized as follows (in U.S. dollars):

	Six months		Six months		Six months		Six months
	ended	Year ended	ended	Year ended	ended	Year ended	ended	Year ended
	Sept. 30,	March 31,	Sept. 30,	March 31,	Sept. 30,	March 31,	Sept. 30,	March 31,
Distributions paid from:	2016	2016	2016	2016	2016	2016	2016	2016
	Value		Partners Value		Partners III Opportunity		Research
Ordinary income	—	—	—	—	—	—	—	293,463
Long-term capital gains	—	118,386,928	—	113,409,681	9,485,368	107,468,863	—	2,786,351
Total distributions	—	118,386,928	—	113,409,681	9,485,368	107,468,863	—	3,079,814

	Hickory		Balanced		Core Plus Income		Short-Intermediate Income
Ordinary income	—	—	141,652	—	284,166	477,959	12,953,711	27,585,680
Long-term capital gains	—	48,187,197	825,604	5,916,094	—	6,003	284,667	4,203,274
Total distributions	—	48,187,197	967,256	5,916,094	284,166	483,962	13,238,378	31,788,954

	Nebraska Tax-Free Income		Government Money Market
Ordinary income	—	13,270	80,988	35,981
Tax exempt income	567,054	1,240,860	—	—
Total distributions	567,054	1,254,130	80,988	35,981

As of March 31, 2016, the components of distributable earnings on a tax basis were as follows (in U.S. dollars):

			Partners III
	Value	Partners Value	Opportunity	Research	Hickory
Qualified late year ordinary loss deferral	(874,185)	(498,954)	(1,151,588)	—	(63,796)
Undistributed long-term gains	—	—	9,484,076	—	—
Post October capital loss deferral	(84,312)	(429,570)	—	(294,414)	(320,469)
Net unrealized appreciation (depreciation)	206,559,552	145,227,770	180,108,842	(152,769)	65,753,355
	205,601,055	144,299,246	188,441,330	(447,183)	65,369,090

			Short-Intermediate	Nebraska Tax-Free	Government
	Balanced	Core Plus Income	Income	Income	Money Market
Undistributed ordinary income	141,277	1,265	6,108	—	1,612
Undistributed tax exempt income	—	—	—	1,943	—
Undistributed long-term gains	824,873	—	279,374	—	—
Capital loss carryforwards	—	—	—	(1,651)	—
Post October capital loss deferral	—	(15,583)	—	(46,571)	(16)
Net unrealized appreciation (depreciation)	12,173,601	100,119	13,158,709	1,694,915	—
	13,139,751	85,801	13,444,191	1,648,636	1,596
The Value, Partners Value, Partners III Opportunity and Hickory Funds elected to defer ordinary losses arising after December 31, 2015. Such losses are treated for tax purposes as arising on April 1, 2016.
The Value, Partners Value, Research, Hickory, Core Plus Income, Nebraska Tax-Free Income and Government Money Market Funds elected to defer realized capital losses arising after October 31, 2015. Such losses are treated for tax purposes as arising on April 1, 2016.
Capital loss carryforwards represent tax basis capital losses that may be carried over to offset future realized capital gains, if any. To the extent that carryforwards are used, no capital gains distributions will be made. The character of the carryforwards are as follows (in U.S. dollars):

Nebraska
Tax-Free
Income
Long term (no expiration)	(1,651)
The cost of investments for Federal income tax purposes is summarized as follows (in U.S. dollars):

								Short-	Nebraska	Government
		Partners	Partners III				Core Plus	Intermediate	Tax-Free	Money
	Value	Value	Opportunity	Research	Hickory	Balanced	Income	Income	Income	Market
Tax Cost	628,670,176	601,094,805	455,432,183	26,626,710	205,908,627	102,589,989	21,793,767	1,199,382,774	63,863,904	101,259,144
62 | Q3 2016 SEMI-ANNUAL REPORT

At September 30, 2016, the aggregate gross unrealized appreciation and depreciation of investments, based on cost for Federal income tax purposes, are summarized as follows (in U.S. dollars):

								Short-	Nebraska
		Partners	Partners III				Core Plus	Intermediate	Tax-Free
	Value	Value	Opportunity	Research	Hickory	Balanced	Income	Income	Income
Appreciation	240,025,552	203,033,637	224,284,633	2,593,141	91,001,714	13,220,378	705,106	29,996,882	1,360,729
Depreciation	(14,443,655)	(31,242,209)	(8,965,901)	(1,747,819)	(10,961,107)	(982,733)	(13,566)	(5,933,651)	(30,262)
Net	225,581,897	171,791,428	215,318,732	845,322	80,040,607	12,237,645	691,540	24,063,231	1,330,467
(6) Securities Transactions
Purchases and proceeds from maturities or sales of investment securities of the Funds, excluding short-term securities and U.S. government obligations, are summarized as follows (in U.S. dollars):

								Short-	Nebraska
		Partners	Partners III				Core Plus	Intermediate	Tax-Free
	Value	Value	Opportunity	Research	Hickory	Balanced	Income	Income	Income
Purchases	94,223,295	61,762,702	48,317,095	9,751,739	8,453,112	8,186,025	5,787,595	148,633,919	8,413,877
Proceeds	161,229,355	133,834,505	75,599,096	5,890,786	39,793,709	16,964,896	3,847,477	213,206,474	7,775,000
(a) Illiquid and Restricted Securities
The Funds own certain securities that have a limited trading market and/or certain restrictions on trading and therefore may be illiquid and/or restricted. Such securities have been valued at fair value in accordance with the procedures described in Note (2)(a). Because of the inherent uncertainty of valuation, these values may differ from the values that would have been used had a ready market for these securities existed and these differences could be material. Illiquid and/or restricted securities owned at September 30, 2016, include the following:

	Acquisition	Partners III
	Date	Opportunity	Hickory
Intelligent Systems Corp.	12/03/91	$2,899,379	$—
LICT Corp.	9/09/96	—	2,228,509
Total cost of illiquid and/or restricted securities		2,899,379	2,228,509
Value at September 30, 2016		8,285,500	5,552,625
Percent of net assets at September 30, 2016		1.2%	1.9%
(b) Options Written
Transactions relating to options written for the six months ended September 30, 2016, are summarized as follows:

	Partners III Opportunity
	Number of Contracts	$	Premiums
Options outstanding, beginning of period	1,250		464,365
Options written	3,300		986,129
Options exercised	(3,550)		(1,232,999)
Options expired	(1,000)		(217,495)
Options outstanding, end of period	—		—
The locations in the Statements of Assets and Liabilities as of September 30, 2016, of the Funds' derivative positions, none of which are designated as hedging instruments are as follows (in U.S. dollars):

					Average	Gross
			Fair Value of		Month-End	Notional
				Liability	Notional	Amount
Fund	Type of Derivative	Location	Asset Derivatives	Derivatives	Amount	Outstanding
Partners III Opportunity	Call options written	Options written, at value	—	—	6,141,667	—
Transactions in derivative instruments during the six months ended September 30, 2016, by the Funds, are recorded in the following locations in the Statements of Operations (in U.S. dollars):

						Change in
			Realized			Unrealized
Fund	Type of Derivative	Location	Gain (Loss	)	Location	Gain (Loss	)
Partners III Opportunity	Call options written	Net realized gain (loss) - options written	217,495		Net unrealized appreciation (depreciation) - options written	(123,115)
63 | Q3 2016 SEMI-ANNUAL REPORT | UNAUDITED

(7) Affiliated Issuers
Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which a Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of each Fund's holdings in the securities of such issuers is set forth below:

	Number of Shares Held			Number of Shares Held	Value
	March 31,	Gross	Gross	September 30,	September 30,	Dividend	Realized
	2016	Additions	Reductions	2016	2016	Income	Gains/(Losses	)
Partners III Opportunity:
Intelligent Systems Corp.†	2,270,000	—	—	2,270,000	$ 8,285,500	$ —	$ —
†Controlled affiliate in which the Fund owns 25% or more of the outstanding voting securities.
(8) Contingencies
Each Fund indemnifies the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to each of the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.
(9) Financial Instruments With Off-Balance Sheet Risks
Option contracts written and securities sold short result in off-balance sheet risk as the Fund's ultimate obligation to satisfy the terms of the contract or the sale of securities sold short may exceed the amount recognized in the Statements of Assets and Liabilities.
The Funds are required to maintain collateral in a segregated account to provide adequate margin as determined by the broker.
(10) Margin Borrowing Agreement
The Partners III Opportunity Fund has a margin account with its prime broker, Merrill Lynch, under which the Fund may borrow against the value of its securities, subject to regulatory limitations. Interest accrues at the federal funds rate plus 0.625% (0.905% at September 30, 2016). Interest is accrued daily and paid monthly. The Partners III Opportunity Fund held a cash balance of $236,637,918, with the broker at September 30, 2016.
The Partners III Opportunity Fund is exposed to credit risk from its prime broker who effects transactions and extends credit pursuant to a prime brokerage agreement. The Adviser attempts to minimize the credit risk by monitoring credit exposure and the creditworthiness of the prime broker.
(11) Concentration of Credit Risk
Approximately 90% of the Nebraska Tax-Free Income Fund's net assets are in obligations of political subdivisions of the State of Nebraska, which are subject to the credit risk associated with the non-performance of such issuers.
(12) Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are used in determining the value of the Funds' investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities;

•	Level 2 – other significant observable inputs (including quoted prices for similar securities);

•	Level 3 – significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
A description of the valuation techniques applied to the Funds' major categories of assets and liabilities measured at fair value on a recurring basis follows.
•
Equity securities. Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are categorized in Level 2.

•	Corporate and Municipal bonds. The fair values of corporate and municipal bonds are estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads and fundamental data relating to the issuer. Although most corporate and municipal bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

•
Asset-backed securities. The fair values of asset-backed securities (including non-government agency mortgage- backed securities and interest-only securities) are generally estimated based on models that consider the estimated cash flows of each tranche of the entity, a benchmark yield and an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Certain securities are valued principally using dealer quotations. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.

•
U.S. Government securities. U.S. Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued principally using dealer quotations. U.S. Government securities are categorized in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

•
U.S. agency securities. U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage-backed securities. Agency issued debt securities are generally valued in a manner similar to U.S. Government securities. Mortgage-backed securities include collateralized mortgage obligations, to-be-announced (TBA) securities and mortgage pass-through certificates. Mortgage-backed securities are generally valued using dealer quotations. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.

•
Restricted and/or illiquid securities. Restricted and/or illiquid securities for which quotations are not readily available are valued in accordance with procedures approved by the Trust's Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted or illiquid securities issued by nonpublic entities may be valued by reference to comparable public entities or fundamental data relating to the issuer or both. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

64 | Q3 2016 SEMI-ANNUAL REPORT

•
Derivative instruments. Listed derivatives, such as the Funds' equity option contracts, that are valued based on closing prices from the exchange or the mean of the closing bid and ask prices are generally categorized in Level 2 of the fair value hierarchy.

The following is a summary of inputs used, in U.S. dollars, as of September 30, 2016, in valuing the Funds' assets and liabilities carried at fair value. The Schedule of Investments for each Fund provides a detailed breakdown of each category.

Value
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks	712,502,215	—	—	712,502,215
Cash Equivalents	141,749,858	—	—	141,749,858

Total
Investments in
Securities	854,252,073	—	—	854,252,073

Partners Value
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks	631,286,692	—	—	631,286,692
Cash Equivalents	141,599,541	—	—	141,599,541
Total
Investments in
Securities	772,886,233	—	—	772,886,233

Partners III Opportunity
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks
Information
Technology	84,385,019	8,285,500	—	92,670,519
Other	546,259,114	—	—	546,259,114
Cash Equivalents	31,821,282	—	—	31,821,282
Total
Investments in
Securities	662,465,415	8,285,500	—	670,750,915

Liabilities:
Securities Sold
Short	(227,301,600)	—	—	(227,301,600)

Research
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks	22,134,795	—	—	22,134,795
Cash Equivalents	5,337,237	—	—	5,337,237
Total
Investments in
Securities	27,472,032	—	—	27,472,032

Hickory
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks
Telecommunication
Services	—	5,552,625	—	5,552,625
Other	218,246,705	—	—	218,246,705
Cash Equivalents	62,149,904	—	—	62,149,904
Total
Investments in
Securities	280,396,609	5,552,625	—	285,949,234

Balanced
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks	48,396,572	—	—	48,396,572
Corporate Bonds	—	10,434,955	—	10,434,955
Corporate
Convertible
Bonds	—	1,017,500	—	1,017,500

Commercial
Mortgage-
Backed Securities	—	47,090	—	47,090
Mortgage-
Backed Securities	—	2,816,358	—	2,816,358
U.S. Treasury
Notes	—	21,133,827	—	21,133,827
Cash Equivalents	30,981,332	—	—	30,981,332
Total
Investments in
Securities	79,377,904	35,449,730	—	114,827,634
65 | Q3 2016 SEMI-ANNUAL REPORT | UNAUDITED

	Core Plus Income
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Corporate Bonds	—	9,143,467	—	9,143,467
Corporate
Convertible
Bonds	—	631,484	—	631,484
Asset-Backed
Securities	—	3,700,667	—	3,700,667
Commercial	—
Mortgage-
Backed Securities	—	913,538	—	913,538
Mortgage-
Backed Securities	—	739,973	—	739,973
Taxable
Municipal Bonds	—	436,556	—	436,556
U.S. Treasury
Notes/Bonds	—	5,783,457	—	5,783,457
Common Stocks	342,036	—	—	342,036
Cash Equivalents	794,129	—	—	794,129
Total
Investments in
Securities	1,136,165	21,349,142	—	22,485,307

	Short-Intermediate Income
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Corporate Bonds	—	529,848,170	—	529,848,170
Corporate
Convertible
Bonds	—	47,722,719	—	47,722,719
Asset-Backed
Securities	—	51,083,824	—	51,083,824
Commercial
Mortgage-
Backed Securities	—	8,583,665	—	8,583,665
Mortgage-
Backed Securities	—	255,149,459	—	255,149,459
Taxable
Municipal Bonds	—	5,658,021	—	5,658,021
U.S. Treasury
Notes	—	282,088,375	—	282,088,375
Common Stocks	15,275,228	—	—	15,275,228
Cash Equivalents	28,036,544	—	—	28,036,544
Total
Investments in
Securities	43,311,772	1,180,134,233	—	1,223,446,005

	Nebraska Tax-Free Income
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Municipal Bonds	—	62,684,273	—	62,684,273
Cash Equivalents	2,510,098	—	—	2,510,098
Total
Investments in
Securities	2,510,098	62,684,273	—	65,194,371

	Government Money Market
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
U.S. Treasury	95,956,201	—	—	95,956,201
Money Market
Funds	5,302,943	—	—	5,302,943
Total
Investments in
Securities	101,259,144	—	—	101,259,144
For transfers between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the transfer. During the six months ended September 30, 2016, there were no transfers between Level 1, Level 2 and Level 3.
During the six months ended September 30, 2016, there were no assets in which significant unobservable inputs (Level 3) were used.
(13) Subsequent Events
The Trust filed an amended registration statement with the SEC in October 2016 with the following changes, which are expected to take effect on or about December 16, 2016: (1) the Short-Intermediate Income Fund's name will be changed to the Short Duration Income Fund and its expected range of average effective duration will be shortened to more closely align with the Fund's historic duration, and (2) the Government Money Market Fund will be renamed the Ultra Short Government Fund; it will change its principal investment strategy and make other changes to reflect that the Fund will no longer operate as a "money market fund" pursuant to Rule 2a-7 of the Investment Company Act of 1940.
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no additional subsequent events requiring recognition or disclosure in the financial statements.
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67 | Q3 2016 SEMI-ANNUAL REPORT | UNAUDITED

ACTUAL AND HYPOTHETICAL EXPENSES
FOR COMPARISON PURPOSES
Example
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including any transaction fees that you may be charged if you purchase or redeem your Fund shares through certain financial institutions; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2016 through September 30, 2016.
Actual Expenses
The first line for each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid from 4/01/16 – 9/30/16" to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a specific Weitz Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs charged by certain financial institutions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if you incurred transactional fees, your costs would have been higher. Actual and hypothetical expenses for each Fund are provided in this table.

		Beginning Account	Ending Account	Annualized	Expenses Paid from
		Value 4/01/16	Value 9/30/16	Expense Ratio	4/01/16-9/30/16(1)
Value - Investor Class	Actual	$1,000.00	$1,019.52	1.20%	$6.08
	Hypothetical(2)	1,000.00	1,019.00	1.20	6.07
Value - Institutional Class	Actual	1,000.00	1,020.75	0.99	5.02
	Hypothetical(2)	1,000.00	1,020.05	0.99	5.01
Partners Value - Investor Class	Actual	1,000.00	1,026.75	1.21	6.15
	Hypothetical(2)	1,000.00	1,018.95	1.21	6.12
Partners Value - Institutional Class	Actual	1,000.00	1,028.11	0.99	5.03
	Hypothetical(2)	1,000.00	1,020.05	0.99	5.01
Partners III Opportunity - Investor Class	Actual	1,000.00	1,022.91	2.36	11.97
	Hypothetical(2)	1,000.00	1,013.20	2.36	11.91
Partners III Opportunity - Institutional Class	Actual	1,000.00	1,025.41	1.87	9.49
	Hypothetical(2)	1,000.00	1,015.65	1.87	9.45
Research	Actual	1,000.00	1,031.66	0.90	4.58
	Hypothetical(2)	1,000.00	1,020.50	0.90	4.56
Hickory	Actual	1,000.00	1,055.26	1.26	6.49
	Hypothetical(2)	1,000.00	1,018.70	1.26	6.38
Balanced	Actual	1,000.00	1,024.01	1.11	5.63
	Hypothetical(2)	1,000.00	1,019.45	1.11	5.62
Core Plus Income - Investor Class	Actual	1,000.00	1,048.14	0.85	4.36
	Hypothetical(2)	1,000.00	1,020.75	0.85	4.31
Core Plus Income - Institutional Class	Actual	1,000.00	1,049.13	0.65	3.34
	Hypothetical(2)	1,000.00	1,021.75	0.65	3.29
Short-Intermediate Income - Investor Class	Actual	1,000.00	1,021.28	0.85	4.31
	Hypothetical(2)	1,000.00	1,020.75	0.85	4.31
Short-Intermediate Income - Institutional Class	Actual	1,000.00	1,022.47	0.62	3.14
	Hypothetical(2)	1,000.00	1,021.90	0.62	3.14
Nebraska Tax-Free Income	Actual	1,000.00	1,002.76	0.78	3.92
	Hypothetical(2)	1,000.00	1,021.10	0.78	3.95
Government Money Market	Actual	1,000.00	1,000.78	0.13	0.65
	Hypothetical(2)	1,000.00	1,024.35	0.13	0.66

(1)
Expenses are equal to the annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183/365).

(2)	Assumes 5% total return before expenses.

68 | Q3 2016 SEMI-ANNUAL REPORT

OTHER INFORMATION
Proxy Voting Policy
 A description of the Funds' proxy voting policies and procedures is available without charge, upon request by (i) calling 800-304-9745, (ii) on the Funds' website at weitzinvestments.com; and (iii) on the SEC's website at sec.gov.
Information on how each of the Funds voted proxies relating to portfolio securities during each twelve month period ended June 30 is available: (i) on the Funds' website at weitzinvestments.com and (ii) on the SEC's website at sec.gov.
Form N-Q
 The Funds file complete schedules of their portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330. A list of the Funds' quarter-end holdings is available on the Funds' website at weitzinvestments.com within 15 days after the end of each quarter and remains available on the website until the list is updated in the subsequent quarter.
Factors Considered by the Board of Trustees in Approving the Continuation of the Management and Investment Advisory Agreements with Weitz Investment Management, Inc. for each of the Funds
In accordance with the Investment Company Act of 1940, as amended ("1940 Act"), the Board of Trustees of the Funds is required, on an annual basis, to consider the continuation of the Management and Investment Advisory Agreements (the "Agreements") with Weitz Investment Management, Inc. ("Weitz Inc."), and this must take place at an in-person meeting of the Board. The relevant provisions of the 1940 Act specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the continuation of the Agreements, and it is the duty of Weitz Inc. to furnish the Trustees with such information that is responsive to their request. Accordingly, in determining whether to approve the continuation of the Agreements between the Funds and Weitz Inc., the Board of Trustees requested, and Weitz Inc. provided, information and data relevant to the Board's consideration. This included materials prepared by Weitz Inc. and materials prepared by an independent informational services firm that produced materials specifically for the Board that provided the Board with information regarding the investment performance of the Funds and information regarding the fees and expenses of the Funds, as compared to other similar mutual funds. As part of its deliberations, the Board also considered and relied upon information about the Funds and Weitz Inc. that they had received during the past year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations.
The Board of Trustees most recently considered the continuation of the Agreements for each of the Funds at an in-person meeting held on May 26, 2016. At this meeting the Board engaged in a thorough review process in connection with determining whether to continue the Agreements. The Board met during the meeting directly with representatives of Weitz Inc. and reviewed various factors with them concerning the proposed continuation of the Agreements. As discussed more fully below, among the factors considered by the Board were: (1) the nature, extent and quality of the advisory services provided, including the investment performance of the Funds; (2) the cost of advisory services provided and the expected level of profitability, which included comparative information on fees and expenses borne by other similar mutual funds; (3) the extent to which economies of scale may be realized as the Funds grow and whether the advisory fees reflect possible economies of scale; (4) benefits to Weitz Inc. from its relationship with the Funds (and any corresponding benefits to the Funds); and (5) such other considerations deemed appropriate by the Board in making an informed business decision regarding the continuation of the Agreements.
With respect to the equity funds managed by Weitz Inc., consisting of Value Fund, Partners Value Fund, Partners III Opportunity Fund, Research Fund and Hickory Fund (the "Equity Funds"), the Board noted the applicable investment objectives, strategies and fee arrangements for each Equity Fund and also noted Weitz Inc.'s investment expertise and the investment strategies utilized by the firm with respect to each Equity Fund. Among the factors the Board considered for each Equity Fund was the overall performance of each Fund relative to other similar mutual funds on a long-term basis and over shorter time periods. The Board discussed with the representatives of management the fact that Weitz Inc. maintains a particular focus on long-term investment performance results and they reviewed the reasons why this may, from time to time, cause the longer-term performance results and the shorter-term performance results to compare differently when compared to similar funds for similar time periods. In connection with this, the Board took note of management's stated position that achieving favorable long-term investment results is a primary objective of the firm and that as a result of this emphasis on longer-term results, shorter-term results which lag their peers and their relative indices are likely to occur from time to time over various investment cycles.
In addition, the Board compared expenses of each Equity Fund to the expenses of other similar funds, noting that the total expenses for the Equity Funds were generally higher than industry averages for total operating expenses of other funds of similar size and investment objective. In considering the investment advisory fees applicable to each Equity Fund, the Board discussed with the representatives of Weitz Inc. their reasons for assessing the applicable fees in connection with each Equity Fund, and the Board considered and discussed the fees charged by similar funds in each respective investment category. The Board also considered the fact that the investment advisory fees for each Equity Fund are subject to breakpoints which result in reduced investment advisory fees as assets increase. The members of the Board also reviewed matters with respect to the terms of the Expense Limitation Agreements that are in effect between certain of the Equity Funds and Weitz Inc., and it was noted that Weitz Inc. was proposing to extend the term of the Expense Limitation Agreements for another year, subject to certain proposed modifications.
The Board also reviewed matters with respect to the proposed continuation of the Investment Management Agreement for the Balanced Fund. The Board reviewed the fees and expenses for the Balanced Fund as well as performance information for the Balanced Fund. The Board discussed with the representatives of Weitz Inc. the investment advisory fee for the Balanced Fund, and it was noted that the Balanced Fund is not currently subject to breakpoints on its advisory fee. Management reviewed with the Board the fact that the Fund utilizes an investment style that combines equity investments and fixed income investments. Management indicated that they would be willing to consider the introduction of breakpoints for the Balanced Fund in the event that assets in the Fund were to become more substantial and economies of scale were able to be realized.
The members of the Board further considered various matters with respect to each of the income funds managed by Weitz Inc. consisting of the Core Plus Income Fund, the Short-Intermediate Income Fund, the Nebraska Tax-Free Income Fund and the Government Money Market Fund (the "Income Funds"), noting the applicable investment objectives, strategies and fee arrangements for each Income Fund, and noting Weitz Inc.'s investment expertise and the investment strategies utilized by the firm with respect to each of the Income Funds. Among the factors the Board considered was the overall performance of each Income Fund relative to other similar funds on a long-term basis (except for the Core Plus Fund, which had only commenced investment operations on July 31, 2014) and over shorter time periods. In addition, the Board compared expenses of each Income Fund to the expenses of other similar funds, noting that the expenses for each Income Fund compare favorably with industry averages for other funds of similar size and investment objective. In considering the investment advisory fees applicable to each Income Fund, the Board discussed with the representatives of Weitz Inc. their reasons for assessing the applicable fees in connection with each Income
69 | Q3 2016 SEMI-ANNUAL REPORT | UNAUDITED

Fund, and the Board considered and discussed the fees charged by similar funds in each respective investment category. The members of the Board also reviewed matters with respect to the terms of the Expense Limitation Agreements that are in effect between certain of the Income Funds and Weitz Inc. and it was noted that Weitz Inc. was proposing to extend the term of the Expense Limitation Agreements for another year.
The Board also reviewed with representatives of Weitz Inc. various other factors relating to the management of the Funds. The Board took note of the long-term relationship between Weitz Inc. and the Funds and the efforts that have been undertaken by Weitz Inc. to foster the growth and development of the Funds since the inception of each Fund. They also noted the range of investment advisory, shareholder servicing and administrative services provided by Weitz Inc. to the Funds and the level and quality of these services, and in particular, they noted the quality of the personnel providing these services and determined that the quality of the services was very high. The members of the Board also took note of the fact that Weitz Inc. has undertaken to pay from its own resources the distribution expenses of the Funds, including those third-party intermediary expenses that are deemed to be distribution related, and they took into consideration the increased marketing efforts that Weitz Inc. has continued to undertake for the Funds and which it has continued to finance from its own resources.
The Board also reviewed financial information concerning Weitz Inc. relating to its operation of the Funds, noting the overall profitability of the relationship with the Funds to Weitz Inc., and the financial soundness of Weitz Inc. as demonstrated by the financial information provided, and reached a finding that the level of profitability was consistent with relevant industry averages and not excessive. In reviewing the profitability of Weitz Inc. relating to its management of the Funds, the Board reviewed the level of profitability including the various marketing and distribution expenses that are borne directly by Weitz Inc. and they also considered the level of profitability without taking into consideration the impact of these marketing and distribution costs. The members of the Board also considered and reviewed with the representatives of Weitz Inc. the cost allocation practices employed with respect to the Funds and determined that the cost allocation methods are reasonable and appropriately reflect the costs of services that are provided to the Funds.
The Board further reviewed Weitz Inc.'s brokerage practices, including its soft dollar practices and best-execution procedures, and noted that these were reasonable and consistent with standard industry practice. The Board took note of the current portfolio managers for each of the Funds and their overall management of each of the Funds. The members of the Board also took into consideration the way in which the Adviser has been carefully planning and implementing portfolio management transition arrangements. The Board also considered information regarding the fees that Weitz Inc. charges other clients for investment advisory services that are similar to the advisory services provided to the Funds, and it was noted that the fees were comparable based on the relevant circumstances of the types of accounts involved.
In considering information regarding the investment management fees payable by the Funds to Weitz Inc. under the Agreements, the Board also took note of the administration fees that are payable by the Funds to Weitz Inc. under the terms of the separate Administration Agreements that are applicable to the Funds. In considering the approval of each of the Administration Agreements, the Board members indicated that they had considered various factors with respect to the administration fees, including the level and amount of these fees and the services provided by Weitz Inc. in connection with the Administration Agreements, in determining the reasonableness of the total fees paid by the Funds to Weitz Inc. for the overall level of services that Weitz Inc. provides to the Funds and their shareholders. In considering the nature and extent of these non-advisory administrative services provided to the Funds by Weitz Inc., the Board took into consideration: (i) whether the Administration Agreements are in the best interest of the Funds and their shareholders; (ii) whether the services performed under the Administration Agreements are required for the operation of the Funds; (iii) whether the services provided are of a nature and quality at least equal to the same or similar services provided by independent third parties; and (iv) whether the fees for the services are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.
The Board also took into consideration the fact that an affiliate of Weitz Inc., Weitz Securities, Inc., provides underwriting and distribution services to the Funds. The Board noted that Weitz Securities, Inc. provides useful services to the Funds in a highly effective manner that benefits the Funds and their shareholders. The Board further took into consideration that Weitz Securities, Inc. does not charge the Funds any fees for its services as distributor and that Weitz Inc. has undertaken to bear from its own resources the operating expenses of Weitz Securities, Inc. The members of the Board also took note of the fact that Weitz Inc. pays for all of the marketing and distribution efforts related to the offer and sale of the Funds and they considered the nature and extent of the revenue sharing payments that Weitz Inc. makes to those third party intermediaries that provide various types of distribution related services to the Funds, noting these payments are made entirely from Weitz Inc.'s own financial resources and are not paid by the Funds.
In connection with these matters, the Board also took into consideration the Shareholder Administrative Services Plans that are applicable to those Funds that have a dual share class structure and they took note of the level and amount of the fees payable pursuant to the Shareholder Administrative Services Plans, including those amounts payable to Weitz Inc. for providing the types of non-distribution shareholder administrative services that are eligible to be compensated under the terms of the Shareholder Administrative Services Plans.
In reaching their conclusion with respect to the continuation of the Agreements for each Fund and the level of investment advisory fees payable under the Agreements for each Fund, the Trustees did not identify any one single factor as being controlling, rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the overall performance results of the Funds, the commitment of Weitz Inc. and its affiliates to the successful operation of the Funds, and the level of expenses of the Funds, as being important elements of their consideration, as well as Weitz Inc.'s willingness to waive fees and/or reimburse expenses of certain of the Funds, as necessary, in order to limit their overall operating expenses. They noted the overall level and quality of the investment advisory, shareholder servicing, administration and distribution services provided by Weitz Inc. and its affiliates to the Funds and they found that these services continued to benefit the shareholders of the Funds and reflected the firm's overall commitment to the continued successful growth and development of the Funds. The members of the Board also took into consideration the effectiveness of the compliance program maintained with respect to the Funds and Weitz Inc. and the compliance oversight process. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board of Trustees, including a majority of the Independent Trustees, concluded that the terms of the Management and Investment Advisory Agreements are fair and reasonable and the Board voted to renew the Agreements for an additional one-year period.
In reaching these conclusions, the members of the Board, including all of the Independent Trustees, took into consideration the following factors:
The nature, extent and quality of the advisory services provided. TheTrustees concluded that Weitz Inc. is capable of providing high quality services to the Funds, as indicated by the nature, extent and quality of the services provided in the past by Weitz Inc. to each of the Funds, Weitz Inc.'s management capabilities demonstrated with respect to the Funds, the professional qualifications and experience of each of the portfolio managers of the Funds, and Weitz Inc.'s investment management and compliance oversight processes. On the basis of the Trustees' assessment of the nature, extent and quality of the advisory services provided by Weitz Inc., the Trustees concluded that Weitz Inc. is capable of generating a level of long-term investment performance that is appropriate in light of the Funds' investment objectives, policies and strategies.
The investment performance of the Funds. The Board received and reviewed performance information for each of the Funds separately, including total return performance information, for applicable one-, three-, five- and ten-year periods ended March 31, 2016, and for shorter periods as applicable, with respect to the Funds' shares. The Board also reviewed with the representatives of Weitz Inc. other information and data, including each Fund's performance against its primary benchmark index and its peer funds as follows:
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1. Value Fund. The Board first reviewed information and materials regarding the performance results for the Value Fund, noting that the Investor Shares of the Fund had underperformed its primary benchmark index, the S&P 500 Index, for the one-year, three-year, five-year and ten-year periods ended March 31, 2016. The Board also noted that the Investor Shares of the Fund had underperformed its peer group median for the one-year, three-year and ten-year periods ended March 31, 2016, and had outperformed its peer group median for the five-year period ended March 31, 2016.
2. Partners Value Fund. The Board next reviewed information and materials regarding the performance results for Partners Value Fund, noting that the Investor Shares of the Fund had underperformed its primary benchmark index, the S&P 500 Index, for the one-year, three-year, five-year and ten-year periods ended March 31, 2016. The Board also noted that the Investor Shares of the Fund had underperformed its peer group median for the one-year, three-year and five-year periods ended March 31, 2016, and had outperformed its peer group median for the ten-year period ended March 31, 2016.
3. Partners III Opportunity Fund. The Board then reviewed information and materials regarding the performance results for Partners III Opportunity Fund and noted that the Institutional Shares of the Fund had underperformed its primary benchmark index, the S&P 500 Index, for the one-, three-, and five-year periods ended March 31, 2016, and had outperformed its primary benchmark index for the ten-year period ended March 31, 2016. The Board also noted that the Institutional Shares of the Fund had underperformed its peer group median for the one-, three-, and five-year periods ended March 31, 2016, and had outperformed its peer group median for the ten-year period ended March 31, 2016.
4. Research Fund. The Board next reviewed information and materials regarding the performance results for the Research Fund and the Board noted that the Fund had underperformed its primary benchmark index, the S&P 500 Index, for the one-, three- and five-year periods ended March 31, 2016. The Board also noted that the Fund had underperformed its peer group median for the one- and three-year periods ended March 31, 2016 and had outperformed its peer group median for the five-year period ended March 31, 2016.
5. Hickory Fund. The Board then reviewed information and materials regarding the performance results for Hickory Fund, noting that the Fund had underperformed its primary benchmark index, the Russell 2500 Index, for the one-, three-, five- and ten-year periods ended March 31, 2016. The Board also noted that the Fund had underperformed its peer group median for the one-, three-, five- and ten-year periods ended March 31, 2016.
6. Balanced Fund. The Board next reviewed information and materials regarding the performance results for the Balanced Fund and the Board noted that the Fund had underperformed its primary benchmark index, the S&P 500 Index, as well as a secondary blended index consisting of 60% of the S&P 500 Index and 40% of the Barclays Intermediate U.S. Government/Credit Index, for the one-, three-, five- and ten-year periods ended March 31, 2016. The Board also noted that the Fund had underperformed its peer group median for the three-, five-, and ten-year periods ended March 31, 2016, and outperformed its peer group median for the one-year period ended March 31, 2016.
7. Core Plus Fund. The Board then reviewed information and materials regarding the performance results for the Core Plus Fund, noting that with respect to the Fund, which had commenced investment operations as of July 31, 2014, the Institutional Shares of the Fund had outperformed its primary benchmark index, the Barclays U.S. Aggregate Bond Index, for the one-year period ended March 31, 2016. The Board also noted that the Institutional Shares of the Fund had outperformed its peer group median for the one-year period ended March 31, 2016.
8. Short-Intermediate Fund. The Board next reviewed information and materials regarding the performance results for the Short-Intermediate Fund and the Board noted that the Institutional Shares of the Fund had underperformed its primary benchmark index, the Barclays Intermediate U.S. Government/Credit Index, for the one-, three-, five- and ten-year periods ended March 31, 2016. The Board noted that the Institutional Shares of the Fund had underperformed its peer group median for the one-year period ended March 31, 2016, had outperformed its peer group median for the three-year period ended March 31, 2016 and had matched the performance of its peer group median for the five- and ten-year periods ended March 31, 2016.
9. Nebraska Tax-Free Fund. The Board then reviewed information and materials regarding the performance results for the Nebraska Tax-Free Fund, noting that the Fund had underperformed its primary benchmark index, the Barclays 5-Year Municipal Bond Index, for the one-, three-, five-and ten-year periods ended March 31, 2016. The Board also noted that the Fund had underperformed its peer group median for the one-, three- and five-year periods ended March 31, 2016.
10. Government Money Market Fund. The Board then reviewed information and materials regarding the performance results for the Government Money Market Fund and noted the nature and extent of the contractual and voluntary fee waivers and expense reimbursements that were undertaken by the Adviser in order to generate the investment returns for the Fund, and it was noted that the investment performance of the Fund was in line with and comparable to other similar money market funds.
The cost of advisory services provided and the expected level of profitability. The Board considered the advisory fees and overall expenses of the Institutional Shares and the Investor Shares of the Funds, as applicable, based upon the relevant information presented, as compared to the advisory fees and overall expenses of other mutual funds in each respective Fund's designated peer group as follows:
1. Value Fund. The Board first reviewed expense information and materials for Value Fund, noting that the Management and Investment Advisory Agreement provided for an investment advisory fee for the Fund at a rate of 0.90% on the Fund's assets that are less than or equal to $1 billion, with various breakpoints in the investment advisory fee on differing levels of assets in the Fund in excess of $ 1 billion, which was above median compared to its peer funds. The Board also noted that the net expense ratio of the Fund's Institutional Shares was 0.99%, which is lower than the median net expense ratio of its peer funds.
2. Partners Value Fund. The Board next reviewed expense information and materials for Partners Value Fund, and the Board noted that the Management and Investment Advisory Agreement provided for an investment advisory fee for the Fund at a rate of 0.90% on the Fund's assets that are less than or equal to $1 billion, with breakpoints in the investment advisory fee on differing levels of assets in the Fund in excess of $1 billion, which was above median compared to its peer funds. The Board also noted that the net expense ratio of the Fund's Institutional Shares was 0.99%, which is lower than the median net expense ratio of its peer funds.
3. Partners III Opportunity Fund. The Board then reviewed expense information and materials for Partners III Opportunity Fund, noting that the Management and Investment Advisory Agreement provided for an investment advisory fee for the Fund at a rate of 1.00% on the Fund's assets that are less than or equal to $1 billion, with breakpoints in the investment advisory fee on differing levels of assets in the Fund in excess of $1 billion, which was above median compared to its peer funds. The Board also noted that the net expense ratio of the Fund's Institutional Shares (exclusive of the dividend and interest expense incurred by the Fund during the fiscal year) was 1.17%, which is lower than the median net expense ratio of its peer funds.
4. Research Fund. The Board next reviewed expense information and materials for the Research Fund and the Board noted that the Management and Investment Advisory Agreement provided for an investment advisory fee for the Fund at a rate of 1.00% on the Fund's assets that are less than or equal to $2.5 billion, with breakpoints in the investment advisory fee on differing levels of assets in the Fund in excess of $2.5 billion, which was above median compared to its peer funds. The Board also noted that the net expense ratio of the Fund was 0.90%, which is lower than the median net expense ratio of its peer funds.
5. Hickory Fund. The Board then reviewed expense information and materials for Hickory Fund, noting that the Management and Investment Advisory Agreement provided for an investment advisory fee for the Fund at a rate of 1.00% on the Fund's assets that are less than or equal to $2.5 billion, with breakpoints in the investment advisory fee on differing levels of assets in the Fund in excess of $2.5 billion, which was
71 | Q3 2016 SEMI-ANNUAL REPORT | UNAUDITED

above median compared to its peer funds. The Board also noted that the net expense ratio of the Fund was 1.24%, which is above the median net expense ratio of its peer funds.
6. Balanced Fund. The Board then reviewed expense information and materials for the Balanced Fund and the Board noted that the Management and Investment Advisory Agreement provided for an investment advisory fee for the Fund at a rate of 0.80% on the Fund's assets, which was above median compared to its peer funds. The Board also noted that the net expense ratio of the Fund was 1.11%, which was lower than the median net expense ratio of its peer funds.
7. Core Plus Fund. The Board next reviewed expense information and materials for the Core Plus Fund, noting that the Management and Investment Advisory Agreement provided for an investment advisory fee for the Fund at a rate of 0.40% on the Fund's assets, which was below median compared to its peer funds. The Board also noted that the net expense ratio of the Fund's Institutional Shares was 0.65%, which is lower than the median net expense ratio of its peer funds.
8. Short-Intermediate Fund. The Board next reviewed expense information and materials for Short-Intermediate Income Fund and the Board noted that the Management and Investment Advisory Agreement provided for an investment advisory fee for the Fund at a rate of 0.40% on the Fund's assets, which was below median compared to its peer funds. The Board also noted that the net expense ratio of the Fund's Institutional Shares was 0.62%, which is lower than the median net expense ratio of its peer funds.
9. Nebraska Tax-Free Fund. The Board next reviewed expense information and materials for the Nebraska Tax-Free Fund, noting that the Management and Investment Advisory Agreement provided for an investment advisory fee for the Fund at a rate of 0.40% on the Fund's assets, which was below median compared to its peer funds. The Board also noted that the net expense ratio of the Fund was 0.78%, which was comparable to the median net expense ratio of its peer funds.
10. Government Money Market Fund. The Board then reviewed information regarding the investment advisory fee for the Government Money Market Fund as provided under the Fund's Management and Investment Advisory Agreement and considered the nature and extent of the contractual and voluntary fee waivers and expense reimbursements undertaken by the Adviser which resulted in the Fund having a net expense ratio of 0.05% which the Board determined was reasonable for a money market fund in light of the current operating environment for money market funds and current interest rate environment.
On the basis of the fee and expense information provided, the Board determined that the investment management fees payable by the Funds to Weitz Inc. are reasonable and that Weitz Inc.'s level of profitability from its management of each of the Funds is reasonable and not excessive.
The extent to which economies of scale may be realized as the Funds grow and whether the advisory fees reflect possible economies of scale. The Trustees took into consideration that each of the Equity Funds are currently operated pursuant to investment management fees that are subject to breakpoints on the fees as assets in the Equity Funds increase over various established levels of assets. In addition, while it was noted that the investment advisory fees for the Income Funds and for the Balanced Fund will not decrease as the Funds' assets grow because they are not subject to investment advisory fee breakpoints, the Trustees concluded that the Funds' investment advisory fees are appropriate in light of the size of the Funds, and appropriately reflect the current economic environment for Weitz Inc. and the competitive nature of the mutual fund marketplace. The Trustees then noted that they will have the opportunity to periodically re-examine whether any of these Funds have achieved economies of scale, and the appropriateness of the investment advisory fees payable to Weitz Inc. with respect to the Income Funds and the Balanced Fund, in the future at which time the implementation of fee breakpoints on these particular Funds could be further considered.
Benefits to Weitz Inc. from its relationship with the Funds (and any corresponding benefits to the Funds). The Trustees concluded that other benefits that may be derived by Weitz Inc. from its relationship with the Funds, including "soft dollar" benefits in connection with Fund brokerage transactions and use of the Funds' performance track record in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Funds and their shareholders. In addition, the Trustees determined that the Funds benefit from their relationship with Weitz Inc. by virtue of Weitz Inc.'s provision of administrative and shareholder services, in addition to investment advisory services, at a cost to the Funds that is generally comparable to the costs of an outside service provider, which the Trustees determined to be reasonable, fair and in the best interests of the shareholders of the Funds in light of the nature and quality of the services provided and the necessity of the services for the Funds' operations.
Other Considerations. In approving the continuation of the Agreements, the Trustees determined that Weitz Inc. has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Funds in a professional manner that is consistent with the best interests of the Funds and their shareholders. The Board also acknowledged the experience and expertise of members of the Weitz Inc. management team and the focus these individuals have on ensuring that the Funds operate successfully. The Trustees also concluded that Weitz Inc. has made a significant entrepreneurial commitment to the management and success of the Funds, which entails a substantial financial and professional commitment, including the Expense Limitation Agreements under which Weitz Inc. has undertaken to waive a portion of its fees and to reimburse expenses of certain of the Funds to the benefit of Fund shareholders to the extent necessary in accordance with the terms of the Expense Limitation Agreements. The Board also considered matters with respect to the brokerage practices of Weitz Inc., including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.
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INDEX DESCRIPTIONS

Russell 1000®
The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

Russell 1000® Value
The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Russell 3000®	The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Russell 3000® Value
The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500TM
The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as "SMID" cap. The Russell 2500 Index is a subset of the Russell 3000 Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

Russell 2500TM Value
The Russell 2500 Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies that are considered more value oriented relative to the overall market as defined by Russell.

S&P 500®	The S&P 500 is an unmanaged index consisting of 500 companies generally representative of the market for the stocks of large-size U.S. companies.

Blended
The Blended Index blends the S&P 500 with the Bloomberg Barclays Intermediate U.S. Government/Credit Index by weighting their total returns at 60% and 40%, respectively. The portfolio is rebalanced monthly.

Bloomberg Barclays U.S. Aggregate Bond
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency).

Bloomberg Barclays Intermediate U.S. Government/Credit
The Bloomberg Barclays Intermediate U.S. Government/Credit Index ("BIGC") is the non-securitized portion of the U.S. Aggregate Index and includes Treasuries, government-related issues and corporates with maturities from one to ten years.

CPI + 1%
The CPI + 1% is created by adding 1% to the annual percentage change in the Consumer Price Index ("CPI") as determined by the U.S. Department of Labor Statistics. There can be no guarantee that the CPI will reflect the exact level of inflation at any time.

Bloomberg Barclays 5-Year Municipal Bond
The Bloomberg Barclays 5-Year Municipal Bond Index is a capitalization weighted bond index created by Bloomberg Barclays intended to be representative of major municipal bonds of all quality ratings with an average maturity of approximately five years.

74 | Q3 2016 SEMI-ANNUAL REPORT

Board of Trustees	Distributor
Lorraine Chang	Weitz Securities, Inc.
John W. Hancock
Thomas R. Pansing, Jr.	Transfer Agent and Dividend
Roland J. Santoni	Paying Agent
Delmer L. Toebben	Weitz Investment Management, Inc.
Wallace R. Weitz
Justin B. Wender
Sub-Transfer Agent
Investment Adviser	Boston Financial Data Services, Inc.
Weitz Investment Management, Inc.
1125 South 103rd Street, Suite 200	NASDAQ symbols:
Omaha, NE 68124-1071	Value Fund
(800) 304-9745	Investor Class - WVALX
Institutional Class - WVAIX
Custodian	Partners Value Fund
Wells Fargo Bank, N.A.	Investor Class - WPVLX
Institutional Class - WPVIX
Officers	Partners III Opportunity Fund
Wallace R. Weitz, President	Investor Class - WPOIX
Thomas D. Carney, Vice President	Institutional Class - WPOPX
John R. Detisch, Vice President, General Counsel,	Research Fund - WRESX
Secretary & Chief Compliance Officer	Hickory Fund - WEHIX
Bradley P. Hinton, Vice President	Balanced Fund - WBALX
Jo Ann Quinif, Vice President	Core Plus Income Fund
Kenneth R. Stoll, Vice President & Chief	Investor Class - WCPNX
Financial Officer	Institutional Class - WCPBX
Short-Intermediate Income Fund
Investor Class - WSHNX
Institutional Class - WEFIX
Nebraska Tax-Free Income Fund - WNTFX
Government Money Market Fund - WGMXX
Help us conserve resources by receiving your report electronically. Visit us online at weitzinvestments.com.
Simply log in to your account and select "Electronic Delivery."
An investor should consider carefully the investment objectives, risks, and charges and expenses of the Funds before investing. The Funds' Prospectus contains this and other information about the Funds. The Prospectus should be read carefully before investing.
11/11/16
75 | Q3 2016 SEMI-ANNUAL REPORT | UNAUDITED

Item 2. Code of Ethics.
Not required for Semi-Annual Report.
Item 3. Audit Committee Financial Expert.
Not required for Semi-Annual Report.
Item 4. Principal Accountant Fees and Services.

Not required for Semi-Annual Report.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
The Schedule of Investments in Securities of unaffiliated issuers is included as part of the Report to Shareholders filed under Item 1.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submissions of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this report on Form N-CSR (the "Report"), the Registrant's principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.
Item 12. Exhibits
(a)(1) Not applicable.
(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940 are attached hereto.
(a)(3) Not applicable.
(b)  The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Weitz Funds

By (Signature and Title)* /s/ Wallace R. Weitz
 Wallace R. Weitz, President
Date: November 10, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (Signature and Title)* /s/ Wallace R. Weitz
              Wallace R. Weitz, President

Date: November 10, 2016

By: (Signature and Title)* /s/ Kenneth R. Stoll
 Kenneth R. Stoll, Chief Financial
Officer
Date: November 10, 2016

* Print the name and title of each signing officer under his or her signature.